PRESIDENT'S LETTER

Dear Valued Shareholder,

Thank you for investing in Aetna variable funds. We are pleased to bring you this semi-annual report on the portfolios you have chosen to help you along the road to your investment goals.

In recapping the markets of the past six months, it is easy to see that "get rich quick" has not been the name of the game, especially when compared to recent past periods. A more cautious attitude has been visible among investors, as evidenced in the relative performance, for example, of value over growth investment styles. Also in contrast to recent years, small- and mid-cap stock returns have kept pace with or outdistanced those of large-caps. Broad market performance was flat: the S&P 500 and the NYSE Composite each lost roughly 1%. Bonds (as measured by the Lehman Brothers Aggregate Bond Index) and money market instruments along with bank certificates of deposit, outperformed broad market equity returns. Commodities in general, and oil in particular, also saw returns in excess of stocks. So far, it has been a year to give comfort to financial theorists who counsel that investments should be diversified across several asset classes in order to both enhance returns and reduce risk.

At the halfway point in 2000, these market returns tell us that something has changed, but they do not tell us exactly what. The U.S. equity market has lost forward momentum, remains narrowly based, and has set new standards for daily and intra-day volatility. Meanwhile, global economic growth has rebounded, and it is no longer possible to be complacent on the issue of inflation. Further, a realization is dawning that the Federal Reserve (Fed) means business in its objective to slow the economy. So far this year the Fed has raised rates by a full 1%, and recent data suggests that these rate hikes have begun to take affect. But labor markets remain tight and wage pressures are a concern for future corporate profitability.

In summary, the U.S. economy at mid-year remains in terrific shape. The record returns of recent years suggest that the market saw these conditions coming. The slowdown in equity returns thus far in 2000 may be foretelling a slowdown in economic performance. Our investment professionals will, as always, continue to monitor these developments closely.

We at Aetna variable funds and our advisor, Aeltus Investment Management, Inc., strive to continuously improve our products and services. Here are some highlights of our efforts since we last wrote to you:

  o AETNA TECHNOLOGY VP was introduced on May 1. This new investment vehicle seeks long-term capital appreciation by investing primarily in common stocks and securities convertible into common stock of companies in the information technology industry sector.

  o Investors like you demonstrated their continued confidence in Aetna variable funds by investing nearly $285 million of assets into TWO NEW GET FUNDS, Series H and I. These innovative total-return funds offer investors participation in the equity markets while providing the downside protection of guaranteeing the return of their initial investment. A third new GET Fund, Series J, is now open to investment from June 15 through September 13, 2000.

As we venture forth in this new millennium, you have our continued commitment to bringing you our best in products and services.

Sincerely,

/s/ J. Scott Fox

J. Scott Fox
President


                                     (over)

                                                                   July 26, 2000


Aetna Inc. ("Aetna"), of which Aeltus Investment Management, Inc. ("Aeltus") is an indirect wholly-owned subsidiary, has entered into an agreement to sell certain of its businesses, including Aeltus, to ING Groep N.V. ("ING"), an integrated financial services provider.

Consummation of the transaction is subject to a number of contingencies, including regulatory and shareholder approvals and other closing conditions. Under the Investment Company Act of 1940, the transaction would result in a change in control of Aeltus and, therefore, constitute an assignment of the Aetna variable funds' investment advisory agreements, which would result in a termination of those agreements. Consequently, it is anticipated that Aeltus will seek approval of new agreements from the Boards of the Aetna variable funds, and the shareholders of each fund prior to consummation of the transaction. The transaction is targeted to close by the end of 2000. Additional information regarding the transaction and its impact upon the funds will be provided to you in the near future.

Sincerely,

/s/ J. Scott Fox

J. Scott Fox
President

--------------------------------------------------------------------------------
 TABLE OF CONTENTS
--------------------------------------------------------------------------------

President's Letter.....................................................i
INDEX PLUS PORTFOLIOS:
Investment Review......................................................1
Portfolios of Investments:
 Aetna Index Plus Bond VP..............................................10
 Aetna Index Plus Large Cap VP.........................................12
 Aetna Index Plus Mid Cap VP...........................................19
 Aetna Index Plus Small Cap VP.........................................25
Statements of Assets and Liabilities...................................34
Statements of Operations...............................................36
Statements of Changes in Net Assets....................................38
Notes to Financial Statements..........................................42
Additional Information.................................................46
Financial Highlights...................................................47
GENERATION PORTFOLIOS:
Investment Review......................................................51
Portfolios of Investments:
 Aetna Ascent VP.......................................................58
 Aetna Crossroads VP...................................................64
 Aetna Legacy VP.......................................................71
Statements of Assets and Liabilities...................................78
Statements of Operations...............................................79
Statements of Changes in Net Assets....................................80
Notes to Financial Statements..........................................83
Additional Information.................................................89
Financial Highlights...................................................90

                                                        AETNA INDEX PLUS BOND VP
                                                               Growth of $10,000

[LINE CHART PLOT POINTS]

                                      Aetna Index            Lehman Brothers
                                      Plus Bond VP         Aggregate Bond Index
12/18/97                                10,000                  10,000
12/31/97                                10,031                  10,046
                                        10,182                  10,200
                                        10,409                  10,439
                                        10,761                  10,881
12/31/98                                10,851                  10,918
                                        10,798                  10,863
                                        10,680                  10,767
12/31/99                                10,755                  10,841
                                        10,733                  10,828
                                        10,982                  11,067
6/30/00                                 11,159                  11,259

[END PLOT POINTS]

________Aetna Index Plus Bond VP   -------- Lehman Brothers Aggregate Bond Index


    Average Annual Total Returns
 for the period ended June 30, 2000*

---------------------------------------
Inception Date   1 Year    Inception
---------------------------------------
   12/18/97       4.49%      4.43%
---------------------------------------

*Total Return is calculated including reinvestment of income and capital gain distributions. Performance does not take into account any separate account charges imposed by Aetna. Past performance is no guarantee of future results. Investment return and principal of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                            AETNA INDEX PLUS BOND VP

HOW DID THE PORTFOLIO PERFORM DURING THE PERIOD?

Aetna Index Plus Bond VP (Index Plus Bond) generated a 3.97% total return, net of fund expenses, for the six month period ended June 30, 2000. The benchmark, Lehman Brothers Aggregate Bond Index(a), returned 3.99% for the same period.

WHAT ECONOMIC OR FINANCIAL MARKET CONDITIONS IMPACTED THE PORTFOLIO?

During the first quarter, U.S. Treasuries rallied as a reduced supply more than offset the impact of strong growth and Federal Reserve Bank (Fed) interest rate tightening. This condition reversed in the second quarter, as worries around inflation and the eventual magnitude of Fed tightening required to slow the economy and control inflation took center stage.

On the heels of 7.3% growth in Gross Domestic Product for the fourth quarter, the first quarter remained strong at 5.5%. Combined with the previously mentioned rise in inflation, this led the Fed to increase interest rates 100 basis points (1.00%) over the first half of 2000. (One basis point equals one hundredth of one percent, or 0.01%.)

As we entered May and June, economic data began showing evidence of a slowdown. Inflation indicators were tame for both April and May, and other economic reports showed decelerating growth and less pricing pressure. Combined with a soft May employment report, these indicators led the Treasury market to revert back to the bullish action of the first quarter.

                                                     See Definition of Terms.  1

For the first six months, ten-year Treasuries declined in yield by 41 basis points. The yield curve inverted as Fed tightening caused the two-year Treasury to increase by 12 basis points, while the thirty-year Treasury declined in yield by 58 basis points. (An inverted yield curve occurs when short-term interest rates are higher than long-term interest rates.)

With Fed tightening, spread products underperformed Treasuries by a wide margin in the first quarter, while recovering somewhat in the second quarter as evidence of a slowdown came into focus. For the six months, corporate bonds (-265 basis points) were the weakest performers, while mortgage-backed securities (-51 basis points), agencies (-113 basis points), asset backed securities (-26 basis points), and collateral mortgage-backed securities (-121 basis points) all showed negative returns compared to Treasuries of equal duration.

WHAT INVESTMENTS INFLUENCED THE PORTFOLIO'S PERFORMANCE OVER THE PAST SIX
MONTHS?

Performance was negatively impacted by our overweight in investment-grade corporates, as the corporate sector underperformed duration-equivalent Treasuries. However, an underweight in BBB-rated securities had a positive impact on performance. While BBBs outperformed A-rated securities in June, this was more than offset by the under-performance of BBBs through the first five months of the year.

WHAT IS YOUR OUTLOOK GOING FORWARD?

While recent economic data has been weaker, and the Fed chose not to raise interest rates at their June meeting, we do not believe we have seen the end of interest rate increases. Growth rates remain above trend (being driven by the wealth effect) and we do not believe inflation fears have been put to rest by a couple of good numbers. We believe higher rates are needed to slow the economy and relieve labor market pressures.

With the narrowing of spreads in June having been driven by the market expectation that the Fed is on hold, we expect to trend toward a reduced risk posture in spread products. This is based on our contention that the market is underestimating the extent of Fed tightening needed to slow the economy. We especially believe that the credit-sensitive sectors (corporate bonds and, to a lesser extent, agencies) could under-perform and a defensive posture in these sectors is warranted. We expect to implement this by biasing exposure toward higher quality, shorter maturity credits. Within the higher risk sectors (BBB corporates) we expect to stay defensive, with only modest exposure.

----------------------------------------
QUALITY RATINGS
----------------------------------------

AAA                               61.1%
AA                                 4.8%
A                                 25.8%
BBB                                7.5%
N/R+                               0.8%


----------------------------------------
MATURITY DISTRIBUTION
----------------------------------------

 0 - 1 year                        4.2%
 1 - 5 years                      28.8%
 5 - 10 years                     16.6%
10 - 20 years                     12.5%
20 + years                        37.9%


+ The Not Rated (N/R) indication is used by securities rating services (such as Standard & Poor's or Moody's) and mercantile agencies (such as Dun & Bradstreet) to show that a security or a company has not been rated. It has neither negative nor positive implications.

The opinions expressed reflect those of the portfolio manager only through June 30, 2000. The manager's opinions are subject to change at any time based on market and other conditions. The composition, industries and holdings of the Portfolio are subject to change.


2  See Definition of Terms.

                                                   AETNA INDEX PLUS LARGE CAP VP
                                                               Growth of $10,000

                                 Aetna Index
                                 Plus Large            S&P 500
                                   Cap VP               Index
09/16/96                           10,000              10,000
09/30/96                           10,069              10,276
12/31/96                           10,964              11,053
                                   11,246              10,834
                                   13,272              13,067
                                   14,285              14,045
12/31/97                           14,680              14,448
                                   16,759              16,464
                                   17,420              17,007
                                   15,728              15,315
12/31/98                           19,319              18,577
                                   20,374              19,502
                                   21,676              20,877
                                   20,503              19,572
12/31/99                           24,013              22,485
                                   24,669              23,000
6/30/00                            23,892              22,388

                                                     AETNA INDEX PLUS MID CAP VP
                                                               Growth of $10,000

                                 Aetna Index
                                  Plus Mid          S&P Mid Cap 400
                                   Cap VP               Index
12/16/97                           10,000               10,000
12/31/97                           10,348               10,390
                                   11,459               11,535
                                   11,339               11,288
                                    9,958                9,655
12/31/98                           12,862               12,377
                                   12,029               11,587
                                   13,511               13,228
                                   12,468               12,116
12/31/99                           14,894               14,199
                                   17,128               16,001
6/30/00                            16,910               15,473

                                                     See Definition of Terms.  3

                                                   AETNA INDEX PLUS SMALL CAP VP
                                                               Growth of $10,000

                                 Aetna Index
                                  Plus Small        S&P Small Cap 600
                                   Cap VP                Index
12/19/97                           10,000               10,000
12/31/97                           10,430               10,403
                                   11,441               11,555
                                   10,901               11,040
                                    8,749                8,731
12/31/98                           10,289               10,268
                                    9,423                9,345
                                   10,686               10,786
                                   10,248               10,264
12/31/99                           11,400               11,543
                                   11,703               12,215
 6/30/00                           11,745               12,338

-------------------------------------------------------------------------------------------
                              Average Annual Total Returns
                           for the period ended June 30, 2000*
-------------------------------------------------------------------------------------------
       Index Plus Large Cap VP          Index Plus Mid Cap VP    Index Plus Small Cap VP
-------------------------------------------------------------------------------------------
     1 Year            Inception        1 Year     Inception      1 Year      Inception
-------------------------------------------------------------------------------------------
     10.22%             25.84%          25.17%       23.01%       9.90%         6.56%
-------------------------------------------------------------------------------------------


*Total Return is calculated including reinvestment of income and capital gain distributions. Performance does not take into account any separate account charges imposed by Aetna. Past performance is no guarantee of future results. Investment return and principal of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                              AETNA INDEX PLUS VPS

HOW DID THE PORTFOLIOS PERFORM DURING THE PERIOD?

The performance listed below for the Index Plus VPs (Index Plus Large Cap, Index Plus Mid Cap and Index Plus Small Cap) and their respective benchmarks is for the six month period ended June 30, 2000:

-------------------------------------------------------------------------------------------------------
                                   Portfolio                                    Benchmark Index
Index Plus Portfolios               Return          Benchmark Index                 Return
-------------------------------------------------------------------------------------------------------
Index Plus Large Cap                -0.51%          S&P 500 Index (b)                -0.42%
Index Plus Mid Cap                  13.54%          S&P MidCap 400 Index (c)          8.97%
Index Plus Small Cap                 3.03%          S&P SmallCap 600 Index (d)        6.89%

WHAT ECONOMIC OR FINANCIAL MARKET CONDITIONS IMPACTED THE PORTFOLIOS?

For the first half of 2000, broad equity market performance has been negative to modestly positive: the Standard & Poor's (S&P) 500 Index was down 0.42%, NASDAQ Composite Index(e) was down 2.54% and the Russell 2000 Index(f) was up a modest 3.04%. Money market instruments and bonds, as measured by the Lehman Brothers Aggregate Bond Index(a), outperformed these past winners. Commodities in general, and oil in particular, outperformed equities; real estate, too, was a better-performing asset class, judging by the recovery in Real Estate Investment Trusts (REITs) shares. A value investor's orientation


4  See Definition of Terms.

was no help in the first half, as the S&P Barra Value Index(g) was down 4.07%, upstaged once again by the S&P Barra Growth Index(h) which ended the half with a 2.58% gain.

The industries that delivered solid returns in the first half, as in recent periods, were semiconductors and networking infrastructure. Biotech soared, slumped, and soared again while pharmaceuticals, an old-growth sector, roared back from a rut in February to add both return and diversification to growth portfolios. On the value side, REITs and energy industries such as natural gas generated strong returns in an otherwise difficult market.

At the halfway point in 2000, market action tells us that something has changed, but it does not tell us exactly what. The U.S. equity market looks tired, based upon the return performance of the past six months. It has lost forward momentum, remains narrowly based, and set new standards for daily and intra-day volatility. Meanwhile, global economic growth has rebounded, but it is no longer possible to be complacent on the issue of inflation. Central banks are moving their monetary policy stances toward neutrality, or even restraint. Business conditions remain exceptionally vigorous despite some deceleration from the recent white-hot pace of the U.S. private sector. Earnings growth has been robust and the immediate outlook is for more of the same.

At the beginning of the year, it appeared that two opposing factors would set the story line for this year's market results. One was the undeterred spirit of "dip-buying"; the record shows that getting in to the market on sell-offs has been a profitable tactic of late. The other factor was the Federal Reserve Bank
(Fed) shift toward a less accommodating monetary policy. By raising interest rates in order to restrain the economy, the Fed put increased pressure on what has been a richly valued market. It still looks as if the clash of these two factors will determine the year's final numbers.

U.S. equity money was not treated any better abroad. With the exception of China, returns were generally negative in the first half for U.S.-based investors in foreign markets. The dollar held firm against other currencies, so foreign exchange returns were negative for most overseas investments by U.S. residents. We continue to closely monitor the foreign exchange value of the U.S. dollar, since a flat to weakening dollar will enhance returns generated in overseas asset markets and entice more money to flow there. U.S. markets remain vulnerable to alternatives (in Europe, Japan, and other advanced economies) to U.S. dollar investments.

WHAT INVESTMENTS INFLUENCED THE PORTFOLIO'S PERFORMANCE OVER THE PAST SIX
MONTHS?

Index Plus Large Cap: The Portfolio outperformed the S&P 500 Index during the first half. The quantitative model used to manage this Portfolio provided good discrimination between stocks with high relative returns and those with low relative returns. The model's factors relating to price momentum and analyst earnings estimates were particularly effective. This was partially offset by poor discrimination in the P/E factor used in the model. (The Price/Earnings multiple, or P/E, is calculated by dividing the price of one share by the earnings per share generated by the firm. A measure of the attractiveness of a particular security, the P/E ratio gives investors an idea of how much they are paying for earning power.)

Outperformance during the first half came from the Portfolio's over-weighting of the technology sector and under-weighting the communication services sectors. This was partially offset by poor performance from the Portfolio's positioning within the consumer cyclical sector.

Index Plus Mid Cap: The Portfolio outperformed the S&P 400 MidCap Index during the first half. The quantitative model used to manage this Portfolio provided good discrimination between stocks with high relative returns and those with low relative returns. The model's factors relating to price momentum and analyst earnings estimates were particularly effective. This was partially offset by poor discrimination in the P/E factor used in the model.

Outperformance during the first half came from the Portfolio's positions in the technology, utility and financial sectors. This was partially offset by poor performance from positioning within the capital goods and consumer cyclical sectors.
                                                     See Definition of Terms.  5

Index Plus Small Cap: The Portfolio underperformed the S&P 600 SmallCap Index during the first half. The quantitative model used to manage this Portfolio provided poor discrimination between stocks with high relative returns and those with low relative returns. The model used to select stocks was updated at the end of May and outperformed in its first month of use in June.

Underperformance during the first half came from positions in the healthcare and consumer cyclical sectors. This was partially offset by superior performance from the Portfolio's positioning within the technology sector.

WHAT IS YOUR OUTLOOK GOING FORWARD?

The picture is mixed as the 2000 market heads into its second half. Robust earnings growth, low inflation, and a friendly Fed have been key contributors to the record returns generated by the bull market of the late 1990s. The earnings outlook remains favorable, but inflation and the framework for monetary policy have turned less auspicious. The wild volatility that characterized 2000's first half is likely to persist into the second.

The two principal risks facing the market are the Fed's restrictive monetary policy and the sharp difference in valuations between high P/E stocks in the technology sector and the rest of the market. The danger inherent in the Fed's current policy is the possibility of a sharper economic slow down than is currently anticipated. On the valuation front, there were signs in the first part of the second quarter that investors were beginning to cut back on their technology holdings. However, valuations in that sector still remain substantially higher than the relatively attractive valuations in the rest of the market.

Although we are keenly aware of these potential imbalances in the market, we remain committed to the disciplined, quantitative process that has worked so well for us in the past. Our process is not based on macro-economic forecasting. Instead it is based on stock-specific factors used in a multi-factor model to evaluate each stock on its own merit. Importantly, P/E is one of the factors in our model; a high P/E causes a stock to rank poorly unless it scores very highly on all of the other factors in our model.

INDEX PLUS LARGE CAP:

---------------------------------------------------------------------
                                % OF EQUITY    % OF     OVER/(UNDER)
SECTOR                          INVESTMENTS   S&P 500     WEIGHTING
---------------------------------------------------------------------
Basic Materials                     2.0%        2.0%         --
Capital Goods                       7.1%        7.8%       (0.7)%
Communication Services              5.4%        6.9%       (1.5)%
Consumer Cyclicals                  7.4%        7.4%         --
Consumer Staples                    7.6%       10.0%       (2.4)%
Energy                              6.6%        5.4%        1.2%
Financials                         12.2%       12.9%       (0.7)%
Health Care                        11.3%       11.5%       (0.2)%
Technology                         37.7%       33.0%        4.7%
Transportation                      0.5%        0.6%       (0.1)%
Utilities                           2.2%        2.5%       (0.3)%


6  See Definition of Terms.

----------------------------------------------
                                    % OF NET
TOP TEN EQUITY HOLDINGS              ASSETS
----------------------------------------------
Intel Corp.                         4.9%
Cisco Systems, Inc.                 4.8%
General Electric Co.                3.7%
Exxon Mobil Corp.                   3.0%
Microsoft Corp.                     2.8%
Pfizer, Inc.                        2.8%
Wal-Mart Stores, Inc.               2.4%
Citigroup, Inc.                     2.3%
Nortel Networks Corp.               2.2%
Oracle Corp.                        2.2%

INDEX PLUS MID CAP:

------------------------------------------------------------------------
                                % OF EQUITY    % OF S&P    OVER/(UNDER)
SECTOR                          INVESTMENTS   MIDCAP 400     WEIGHTING
------------------------------------------------------------------------
Basic Materials                     3.6%         4.8%         (1.2)%
Capital Goods                       7.9%         8.1%         (0.2)%
Communication Services              2.3%         1.8%          0.5%
Consumer Cyclicals                  9.6%        12.4%         (2.8)%
Consumer Staples                    8.4%         7.6%          0.8 %
Energy                              8.6%         7.7%          0.9 %
Financials                          8.9%        10.5%         (1.6)%
Health Care                        13.4%        12.6%          0.8 %
Technology                         27.8%        22.4%          5.4 %
Transportation                      0.5%         1.3%         (0.8)%
Utilities                           9.0%        10.8%         (1.8)%

-------------------------------------------------
                                     % OF NET
TOP TEN EQUITY HOLDINGS               ASSETS
-------------------------------------------------
Univision Communications, Inc.         2.1%
Millennium Pharmaceuticals, Inc.       2.0%
Chiron Corp.                           1.6%
Intuit, Inc.                           1.6%
Atmel Corp.                            1.5%
Vitesse Semiconductor Corp.            1.5%
Telephone & Data Systems, Inc.         1.2%
Dynegy, Inc.                           1.1%
Symbol Technologies, Inc.              1.1%
Integrated Device Technology, Inc.     1.1%

                                                     See Definition of Terms.  7

INDEX PLUS SMALL CAP:

--------------------------------------------------------------------------
                                % OF EQUITY     % OF S&P     OVER/(UNDER)
SECTOR                          INVESTMENTS   SMALLCAP 600     WEIGHTING
--------------------------------------------------------------------------
Basic Materials                     2.8%          3.6%          (0.8)%
Capital Goods                      14.5%         14.3%           0.2%
Communication Services              0.1%          0.2%          (0.1)%
Consumer Cyclicals                 16.6%         17.0%          (0.4)%
Consumer Staples                    7.6%          8.0%          (0.4)%
Energy                              5.0%          4.7%           0.3%
Financials                         10.0%         11.2%          (1.2)%
Health Care                        12.9%         12.2%           0.7%
Technology                         25.8%         23.0%           2.8%
Transportation                      2.2%          2.9%          (0.7)%
Utilities                           2.5%          2.9%          (0.4)%

----------------------------------------------
                                    % OF NET
TOP TEN EQUITY HOLDINGS              ASSETS
----------------------------------------------
Mercury Interactive Corp.             1.9%
International Rectifier Corp.         1.1%
Jones Medical Industries, Inc.        1.1%
Lattice Semiconductor Corp.           1.0%
KEMET Corp.                           0.9%
Techne Corp.                          0.9%
Aspect Communications Corporation     0.8%
Henry (Jack) & Associates, Inc.       0.8%
Universal Health Services, Inc.       0.8%
Protein Design Labs, Inc.             0.8%

The opinions expressed reflect those of the portfolio manager only through June 30, 2000. The manager's opinions are subject to change at any time based on market and other conditions. The composition, industries and holdings of the Portfolios are subject to change.

8  See Definition of Terms.

--------------------------------------------------------------------------------
DEFINITION OF TERMS
--------------------------------------------------------------------------------

(a) The Lehman Brothers Aggregate Bond Index is an unmanaged index and is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index.

(b) The S&P 500 is the Standard & Poor's 500 Index. Performance is calculated on a total return basis and dividends are reinvested, as reported by Frank Russell Company.

(c) The Standard & Poor's (S&P) MidCap 400 Index is an unmanaged index used to measure stock market performance composed of companies with a weighted average market value of $3.6 billion. Performance is calculated on a total return basis and dividends are reinvested, as reported by Frank Russell Company.

(d) The Standard & Poor's (S&P) SmallCap 600 Index is an unmanaged index used to measure stock market performance composed of companies with a weighted average market value of $903 million. Performance is calculated on a total return basis and dividends are reinvested, as reported by Frank Russell Company.

(e) NASDAQ Composite Index is an unmanaged index of the National Market System which includes over 5,000 stocks traded only over-the-counter and not on an exchange.

(f) The Russell 2000 Index consists of the smallest 2,000 of the 3,000 largest companies, based on market capitalization.

(g) S&P 500 Barra Value Index is the Standard & Poor's 500 Value Index. Companies in each U.S. index are split into two groups based on price-to-book ratio to create growth and value indices. The Value index contains companies with lower price-to-book ratios, while the Growth index contains those with higher ratios.

(h) S&P 500 Barra Growth Index is the Standard & Poor's 500 Growth Index. Companies in each U.S. index are split into two groups based on price-to-book ratio to create growth and value indices. The Growth index contains companies with higher price-to-book ratios, while the Value index contains those with lower ratios.


The unmanaged indices described above are not available for individual investment.

INDEX PLUS PORTFOLIOS
PORTFOLIO OF INVESTMENTS - JUNE 30, 2000 (UNAUDITED)
INDEX PLUS BOND
--------------------------------------------------------------------------------

                                            PRINCIPAL          MARKET
                                              AMOUNT            VALUE
                                           -----------       -----------

LONG-TERM BONDS AND NOTES (94.6)
CORPORATE BONDS (37.6%)
AEROSPACE/DEFENSE (0.2%)
United Technologies Corp.,6.50%,06/01/09 .  $  30,000        $    28,306
                                                             -----------
CELLULAR/WIRELESS TELECOMMUNICATIONS (0.5%)
Vodafone AirTouch Plc,7.63%,02/15/05 ++...     55,000             55,076
                                                             -----------
CORPORATE FINANCE (13.9%)
Associates Corp. N.A., 6.88%, 11/15/08 ...    100,000             93,310
AT&T Capital Corp., 6.75%, 02/04/02 ......     80,000             78,898
Bank of America Corp., 5.75%, 03/01/04 ...     25,000             23,502
Citigroup Inc., 6.20%, 03/15/09 ..........     15,000             13,764
Citigroup Inc., 7.88%, 05/15/25 ..........    225,000            225,527
First Maryland Bancorp, 8.38%, 05/15/02 ..    300,000            304,005
First Union Corp., 6.95%, 11/01/04 .......     60,000             58,187
Ford Motor Credit Corp., 7.38%, 10/28/09 .    100,000             96,727
Ford Motor Credit Corp., 7.50%, 03/15/05 .    100,000             99,250
General Electric Capital
 Corp., 6.81%, 11/03/03...................    100,000             98,817
General Motors Acceptance Corp.,
 7.75%, 01/19/10 .........................     25,000             24,854
Homeside Lending Inc., 6.86%, 07/02/01 ...    250,000            248,750
Household Finance Corp., 7.88%, 03/01/07 .     60,000             59,767
Mellon Bank NA, 7.63%, 09/15/07 ..........     30,000             29,913
Morgan Stanley Dean Witter & Co.,
 5.63%, 01/20/04 .........................     30,000             28,291
Morgan Stanley Dean Witter & Co.,
 7.13%, 01/15/03 .........................     60,000             59,615
Textron Financial Corp.,7.13%,12/09/04 ...     75,000             73,517
                                                             -----------
                                                               1,616,694
                                                             -----------
CORPORATE FOREIGN (6.1%)
ABN AMRO Bank NV, 7.55%, 06/28/06 ........     35,000             34,968
Ahold Finance USA Inc., 6.88%, 05/01/29 ..     50,000             41,292
Amoco Canada, 6.75%, 09/01/23 ............    100,000             90,271
Cia. Transporte Energia, 8.63%, 04/01/03 ++   250,000            238,125
DaimlerChrysler NA Holdings Inc.,
 6.67%, 09/25/01 .........................    100,000             99,864
Diageo Capital Plc, 7.25%, 11/01/09 ......     80,000             80,205
Nova Scotia, 9.38%, 07/15/02 .............     25,000             26,009
Quebec Province Co., 5.75%, 02/15/09 .....    105,000             94,022
                                                             -----------
                                                                 704,756
                                                             -----------
CORPORATE INDUSTRIAL - BASIC INDUSTRY (0.6%)
Dow Chemical Co., 7.38%, 11/01/29 ........     30,000             29,087
E.I. Du Pont De Nemours
 Corp., 6.75%, 10/15/04...................     35,000             34,477
                                                                  63,564
                                                             -----------
CORPORATE INDUSTRIAL - CAPITAL GOODS (2.7%)
Bombardier Capital Inc., 6.00%, 01/15/02 .     30,000             29,250
Bombardier Capital Inc., 7.30%, 12/15/02 .     25,000             24,586
Lockheed Martin Corp., 7.25%, 05/15/06 ...    210,000            204,028
Lockheed Martin Corp., 7.95%, 12/01/05 ...     50,000             50,285
                                                             -----------
                                                                 308,149
                                                             -----------
CORPORATE INDUSTRIAL - CONSUMER CYCLICAL (3.8%)
Dayton Hudson Co., 9.75%, 07/01/02 .......    100,000            104,662

                                            PRINCIPAL          MARKET
                                              AMOUNT            VALUE
                                            ------------     -----------
CORPORATE BONDS (CONTINUED)
CORPORATE INDUSTRIAL - CONSUMER CYCLICAL (CONTINUED)
Federated Department Stores,
 Inc., 8.13%, 10/15/02....................  $ 200,000        $   202,004
Procter & Gamble Co., 6.60%, 12/15/04 ....     40,000             39,201
USL Capital Corp., 6.50%, 12/01/03 .......    100,000             96,622
                                                             -----------
                                                                 442,489
                                                             -----------
CORPORATE INDUSTRIAL - ENERGY (0.3%)
Baker Hughes Inc., 6.00%, 02/15/09 .......     45,000             40,573
                                                             -----------
CORPORATE INDUSTRIAL - TECHNOLOGY (1.3%)
IBM Corp., 5.63%, 04/12/04 ...............     45,000             42,822
Lucent Technologies, Inc., 6.45%,
 03/15/29 ................................     50,000             43,829
Tyco International Group SA, 6.38%,
 06/15/05 ................................     70,000             66,775
                                                             -----------
                                                                 153,426
                                                             -----------
CORPORATE INDUSTRIAL - TRANSPORTATION (0.3%)
Hertz Corp., 7.00%, 07/01/04 ...............     30,000             29,257
                                                             -----------
CORPORATE UTILITIES (5.4%)
AirTouch Communications,
 Inc., 7.13%, 07/15/01....................    250,000            249,210
Coastal Corp., 6.20%, 05/15/04 ...........     70,000             66,749
Duke Energy Corp., 6.00%, 12/01/28 .......    160,000            126,727
Duke Energy Corp., 7.88%, 08/15/04 .......     60,000             60,342
GTE North, Inc., 5.65%, 11/15/08 .........     55,000             47,979
MCI WorldCom, Inc., 6.95%, 08/15/28 ......     50,000             44,045
Sempra Energy, 7.95%, 03/01/10 ...........     35,000             35,296
                                                             -----------
                                                                 630,348
                                                             -----------
ELECTRIC COMPANIES (0.6%)
Edison International Inc., 6.88%, 09/15/04     70,000             67,934
                                                             -----------
TELEPHONE (0.8%)
U.S. West Communications                      100,000             98,239
 Group, 7.20%, 11/01/04...................                   -----------

U.S. COMMERCIAL MORTGAGE BACKED (1.1%)
Capco America Securitization Corp.,
 5.86%, 12/15/07 .........................     87,867             82,837
General Motors Acceptance Corp.,
 7.63%, 06/15/04 .........................     50,000             50,024
                                                             -----------
                                                                 132,861
                                                             -----------
TOTAL CORPORATE BONDS (COST $4,490,802)                        4,371,672
                                                             -----------
NON-AGENCY MORTGAGE-BACKED SECURITIES (0.6%)
ASSET BACKED (0.6%)
Peco Energy Transition Trust
 Co., 6.05%, 03/01/09.....................     80,000             74,704
                                                             -----------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
 (COST $80,000)                                                   74,704
                                                             -----------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
 SECURITIES (35.6%)
U.S. MORTGAGE BACKED - FHLMC (12.2%)
Federal Home Loan Mortgage
 Corp., 6.00%, 07/01/29...................     97,189             89,050
Federal Home Loan Mortgage
 Corp., 6.50%, 12/01/27...................    684,649            647,206
Federal Home Loan Mortgage
 Corp., 6.88%, 01/15/05...................    200,000            198,750
Federal Home Loan Mortgage
 Corp., 7.00%, 05/01/28...................    230,853            223,227

10  See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------

                                            PRINCIPAL          MARKET
                                              AMOUNT            VALUE
                                            ------------     -----------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
 SECURITIES (CONTINUED)
U.S. MORTGAGE BACKED - FHLMC (CONTINUED)
Federal Home Loan Mortgage
 Corp., 7.50%, 12/01/27...................  $ 218,321        $   215,592
Federal Home Loan Mortgage
 Corp., 9.00%, 07/01/16-09/01/16..........     42,550             43,574
                                                             -----------
                                                               1,417,399
                                                             -----------
U.S. MORTGAGE BACKED - FNMA (15.2%)
Federal National Mortgage
 Association, 6.00%, 12/01/12-01/01/29....    559,797            519,154
Federal National Mortgage
 Association, 6.50%, 12/01/12-10/01/29....    743,498            713,761
Federal National Mortgage
 Association, 7.00%, 05/01/28-08/01/29....    299,697            289,693
Federal National Mortgage
 Association, 7.13%, 01/15/30.............    158,000            159,160
Federal National Mortgage
 Association, 7.50%, 04/01/28.............     81,017             79,928
                                                             -----------
                                                               1,761,696
                                                             -----------
U.S. MORTGAGE BACKED - GNMA (8.2%)
Government National Mortgage
 Association, 6.50%, 10/15/28-08/15/29....    268,634            255,002
Government National Mortgage
 Association, 7.00%, 03/15/27-05/15/28....    297,785            289,575
Government National Mortgage
 Association, 7.50%, 10/15/22-11/15/29....    153,648            152,755
Government National Mortgage
 Association, 8.00%, 04/15/17-08/15/17....    251,775            256,414
                                                             -----------
                                                                 953,746
                                                             -----------
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
 SECURITIES (COST $4,283,585)                                  4,132,841
                                                             -----------
U.S. GOVERNMENT OBLIGATIONS (20.8%)
U.S. GOVERNMENT - TREASURY (20.8%)
U.S. Treasury Bond, 6.13%, 08/15/07 ......    608,000            603,914
U.S. Treasury Bond, 6.75%, 08/15/26 ......    200,000            215,218
U.S. Treasury Bond, 7.25%, 05/15/16 ......    155,000            170,839
U.S. Treasury Bond, 8.13%, 05/15/21 ......    500,000            610,080
U.S. Treasury Bond, 11.75%, 11/15/14 .....    160,000            220,374
U.S. Treasury Note, 5.63%, 05/15/08 ......    150,000            144,703
U.S. Treasury Note, 5.88%, 11/15/04 ......     46,000             45,332
U.S. Treasury Note, 6.50%, 03/31/02 ......    285,000            285,177
U.S. Treasury Note, 6.75%, 05/15/05 ......     20,000             20,466
U.S. Treasury Note, 8.75%, 05/15/17 ......     30,000             37,786
U.S. Treasury Strip, Zero Coupon, 08/15/05     95,000             68,920
                                                             -----------
                                                               2,422,809
                                                             -----------
TOTAL U.S. GOVERNMENT OBLIGATIONS
 (COST $2,443,719)                                             2,422,809
                                                             -----------
TOTAL LONG-TERM BONDS AND NOTES                               11,002,026
 (COST $11,298,106)                                          -----------

                                            PRINCIPAL          MARKET
                                              AMOUNT            VALUE
                                            ------------     -----------
SHORT-TERM INVESTMENTS (4.2%)
Federal Home Loan Mortgage
 Corp., 6.43%, 07/18/00...................  $ 483,000        $   483,000
                                                             -----------
TOTAL SHORT-TERM INVESTMENTS
 (COST $483,000)                                                 483,000
                                                             -----------
TOTAL INVESTMENTS (COST $11,781,106)(a)                       11,485,026
OTHER ASSETS LESS LIABILITIES                                    143,312
                                                             -----------
TOTAL NET ASSETS                                             $11,628,338
                                                             ===========
        9

NOTES TO PORTFOLIO OF INVESTMENTS

(a) The cost of investments for federal income tax purposes amounts to $11,807,200. Unrealized gains and losses, based on identified tax cost at June 30, 2000, are as follows:

Unrealized gains.................................            $   20,293

Unrealized losses................................              (342,467)
                                                             ----------
 Net unrealized loss.............................            $ (322,174)
                                                             ==========

+ Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors.

Category percentages are based on net assets



                                          See Notes to Financial Statements.  11

INDEX PLUS PORTFOLIOS
PORTFOLIO OF INVESTMENTS - JUNE 30, 2000 (UNAUDITED)
INDEX PLUS LARGE CAP
--------------------------------------------------------------------------------

                                        NUMBER OF            MARKET
                                         SHARES              VALUE
                                       -------------     ---------------
COMMON STOCKS (97.3%)
AEROSPACE/DEFENSE (0.4%)
Boeing Co. ..........................       79,000       $     3,303,187
General Dynamics Corp. ..............       18,100               945,725
Goodrich (B.F.) Co. .................       11,800               401,938
Lockheed Martin Corp. ...............       17,800               441,662
Northrop Grumman Corp. ..............        6,200               410,750
                                                         ---------------
                                                               5,503,262
                                                         ---------------
AGRICULTURE (0.0%)
Archer-Daniels-Midland Co. ..........       58,900               577,956
                                                         ---------------
AIR FREIGHT (0.1%)
FedEx Corporation + .................       26,800             1,018,400
                                                         ---------------
AIRLINES (0.2%)
AMR Corp. + .........................       22,100               584,269
Delta Air Lines, Inc. ...............       10,900               551,131
Southwest Airlines Co. ..............       44,512               842,946
                                                         ---------------
                                                               1,978,346
                                                         ---------------
ALUMINUM (0.3%)
Alcan Aluminum Ltd. .................       33,700             1,044,700
Alcoa Inc. ..........................      101,212             2,935,148
                                                         ---------------
                                                               3,979,848
                                                         ---------------
AUTO PARTS & EQUIPMENT (0.2%)
Cooper Tire & Rubber Co. ............        8,300                92,338
Delphi Automotive Systems Corp. .....       49,960               727,542
Genuine Parts Co. ...................       15,500               310,000
Goodyear Tire & Rubber Co. (The) ....        7,100               142,000
Snap-On, Inc. .......................        5,100               135,788
TRW, Inc. ...........................       11,500               498,812
Visteon Corp. .......................       17,663               214,162
                                                         ---------------
                                                               2,120,642
                                                         ---------------
AUTOMOBILES (0.9%)
Ford Motor Co. ......................      134,900             5,800,700
General Motors Corp. + ..............       92,100             5,347,556
                                                         ---------------
                                                              11,148,256
                                                         ---------------
BANKS (MAJOR REGIONAL) (2.2%)
AmSouth Bancorporation ..............       17,400               274,050
Bank of New York Co., Inc. ..........       64,200             2,985,300
BB&T Corp. ..........................       32,100               766,387
Comerica, Inc. ......................       14,650               657,419
Fifth Third Bancorp .................       26,125             1,652,406
Firstar Corp. .......................       87,900             1,851,394
Fleet Boston Financial Corp. ........      125,300             4,260,200
Huntington Bancshares Inc. ..........        9,828               155,405
KeyCorp .............................       19,900               350,738
Mellon Financial Corp. ..............       41,400             1,508,512
Northern Trust Corp. ................       26,000             1,691,625
Old Kent Financial Corp. ............       12,600               337,050
PNC Bank Corp. ......................       27,200             1,275,000
SouthTrust Corp. ....................       22,400               506,800
State Street Corp. ..................       14,300             1,516,694
Summit Bancorp ......................       16,300               401,388

                                        NUMBER OF            MARKET
                                         SHARES              VALUE
                                       -------------     ---------------
BANKS (MAJOR REGIONAL) (CONTINUED)
Suntrust Banks, Inc. ................       30,500        $    1,393,469
Synovus Financial Corp. .............       26,300               463,537
U.S. Bancorp ........................       32,900               633,325
Union Planters Co. ..................       13,200               368,775
Wells Fargo & Co. ...................      136,700             5,297,125
                                                         ---------------
                                                              28,346,599
                                                         ---------------
BANKS (MONEY CENTER) (1.2%)
Bank of America Corp. ...............      150,200             6,458,600
Chase Manhattan Corp. ...............      104,200             4,799,713
First Union Corp. ...................       86,100             2,136,356
J.P. Morgan & Co. ...................       19,000             2,092,375
                                                         ---------------
                                                              15,487,044
                                                         ---------------
BEVERAGES (NON-ALCOHOLIC) (1.0%)
Coca-Cola Co. (The) .................      219,600            12,613,275
                                                         ---------------
BEVERAGES - ALCOHOLIC (0.3%)
Anheuser-Busch Co., Inc. ............       53,100             3,965,906
Brown-Forman Corp. + ................        3,600               193,500
Coors (Adolph) Co. ..................        3,400               205,700
                                                         ---------------
                                                               4,365,106
                                                         ---------------
BIOTECHNOLOGY (0.6%)
Amgen, Inc. + .......................       91,700             6,441,925
Biogen, Inc. + ......................       13,400               864,300
                                                         ---------------
                                                               7,306,225
                                                         ---------------
BROADCASTING (TV, RADIO & CABLE) (0.5%)
Clear Channel Communications, Inc. +        30,100             2,257,500
Mediaone Group, Inc.+ (1) ...........       56,900             3,773,252
                                                         ---------------
                                                               6,030,752
                                                         ---------------
BUILDING MATERIALS GROUP (0.0%)
Masco Corp. .........................       19,900               359,444
                                                         ---------------
CELLULAR/WIRELESS TELECOMMUNICATIONS (0.7%)
Nextel Communications, Inc. + .......       62,600             3,830,337
Sprint PCS + ........................       77,800             4,629,100
                                                         ---------------
                                                               8,459,437
                                                         ---------------
CHEMICALS (0.7%)
Air Products and Chemicals, Inc. ....       21,600               665,550
Dow Chemical Co. ....................       79,300             2,393,869
Du Pont (E.I.) de Nemours ...........       92,900             4,064,375
Eastman Chemical Co. ................       11,500               549,125
Praxair, Inc. .......................       14,300               535,356
Rohm & Haas Co. .....................        9,700               334,650
Union Carbide Corp. .................       12,500               618,750
                                                         ---------------
                                                               9,161,675
                                                         ---------------
CHEMICALS - DIVERSIFIED (0.0%)
Engelhard Corp. .....................       11,800               201,338
FMC Corp. + .........................        4,900               284,200
                                                         ---------------
                                                                 485,538
                                                         ---------------
CHEMICALS SPECIALITY (0.1%)
Ecolab, Inc. ........................       12,300               480,469
Grace (W.R.) & Co. + ................        7,800                94,575
Great Lakes Chemical Corp. ..........        5,400               170,100

12  See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------

                                        NUMBER OF            MARKET
                                         SHARES              VALUE
                                       -------------     ---------------
CHEMICALS SPECIALITY (CONTINUED)
International Flavors & Fragrances,
 Inc.................................        9,200       $       277,725
Sigma-Aldrich Corp. .................        8,100               236,925
                                                         ---------------
                                                               1,259,794
                                                         ---------------
COMMUNICATIONS EQUIPMENT (5.4%)
ADC Telecommunications, Inc. + ......       44,200             3,707,275
Andrew Corp. + ......................        9,600               322,200
Comverse Technology, Inc. + .........       23,600             2,194,800
Corning, Inc. .......................       42,200            11,388,725
Lucent Technologies, Inc. ...........      136,000             8,058,000
Motorola, Inc. ......................      195,897             5,693,257
Nortel Networks Corp. ...............      413,800            28,241,850
QUALCOMM Inc. + .....................       87,000             5,220,000
Scientific-Atlanta, Inc. ............       23,400             1,743,300
Tellabs, Inc. + .....................       36,300             2,484,281
                                                         ---------------
                                                              69,053,688
                                                         ---------------
COMPUTERS (HARDWARE) (5.6%)
Apple Computer, Inc. + ..............       45,300             2,372,588
Compaq Computer Corp. ...............      143,100             3,657,994
Dell Computer Corp. + ...............      218,000            10,750,125
Gateway, Inc. + .....................       37,700             2,139,475
Hewlett-Packard Co. .................      110,900            13,848,637
International Business Machines Corp.      157,300            17,234,181
NCR Corp. + .........................        9,400               366,013
Sun Microsystems, Inc. + ............      232,300            21,124,781
                                                         ---------------
                                                              71,493,794
                                                         ---------------
COMPUTERS (NETWORKING) (5.1%)
Cisco Systems, Inc. + ...............      967,300            61,484,006
Network Appliance, Inc. + ...........       44,600             3,590,300
                                                         ---------------
                                                              65,074,306
                                                         ---------------
COMPUTERS (PERIPHERALS) (1.7%)
EMC Corp. + .........................      254,100            19,549,819
Lexmark International Group, Inc. + .       15,000             1,008,750
Seagate Technology, Inc. + ..........       20,500             1,127,500
                                                         ---------------
                                                              21,686,069
                                                         ---------------
COMPUTERS SOFTWARE/SERVICES (7.9%)
Adobe Systems, Inc. .................       14,000             1,820,000
America Online, Inc. + ..............      255,600            13,482,900
Autodesk, Inc. ......................        5,400               187,313
BMC Software, Inc. + ................       21,300               777,117
Citrix Systems, Inc. + ..............       20,800               393,900
Computer Associates International,
 Inc.................................       52,400             2,682,225
Compuware Corp. + ...................       32,000               332,000
Mercury Interactive Corp. + .........        9,300               899,775
Microsoft Corp. + ...................      443,500            35,480,000
Novell, Inc. + ......................       29,900               276,575
Oracle Corp. + ......................      332,400            27,942,375
Parametric Technology Co. + .........       26,700               293,700
Peoplesoft, Inc. + ..................       23,600               395,300
Siebel Systems, Inc. + ..............       17,800             2,911,412
Unisys Corp. + ......................       28,300               412,119
VERITAS Software Corp. + ............       58,600             6,622,716

                                        NUMBER OF            MARKET
                                         SHARES              VALUE
                                       -------------     ---------------
COMPUTERS SOFTWARE/SERVICES (CONTINUED)
Yahoo! Inc. + .......................       49,500       $     6,131,812
                                                         ---------------
                                                             101,041,239
                                                         ---------------
CONSTRUCTION (0.0%)
Vulcan Materials Co. ................        9,400               401,263
                                                         ---------------
CONSUMER FINANCE (0.5%)
Capital One Financial Corp. .........       17,400               776,475
Household International, Inc. .......       41,000             1,704,063
MBNA Corp. ..........................       69,900             1,896,037
Providian Financial Corp. ...........       16,700             1,503,000
                                                         ---------------
                                                               5,879,575
                                                         ---------------
CONTAINERS - METAL & GLASS (0.0%)
Ball Corp. ..........................        4,000               128,750
Owens-Illinois, Inc. + ..............       14,500               169,469
                                                         ---------------
                                                                 298,219
                                                         ---------------
CONTAINERS/PACKAGING (PAPER) (0.0%)
Bemis Co., Inc. .....................        4,900               164,762
Pactiv Corp. + ......................       15,900               125,213
Temple-Inland Inc. ..................        4,600               193,200
                                                         ---------------
                                                                 483,175
                                                         ---------------
DISTRIBUTORS (FOOD & HEALTH) (0.3%)
Cardinal Health, Inc. ...............       24,400             1,805,600
SUPERVALU, Inc. .....................       10,900               207,781
Sysco Corp. .........................       39,300             1,655,513
                                                         ---------------
                                                               3,668,894
                                                         ---------------
ELECTRIC COMPANIES (1.4%)
Ameren Corp. ........................       11,800               398,250
American Electric Power Co. .........       26,960               798,690
Cinergy Corp. .......................       15,500               394,281
CMS Energy Corp. ....................        9,700               214,613
Consolidated Edison, Inc. ...........       20,900               619,162
Constellation Energy Group ..........       13,300               433,081
CP&L, Inc. ..........................       14,400               459,900
Dominion Resources, Inc. ............       21,095               904,448
DTE Energy Co. ......................       13,800               421,763
Duke Energy Corp. ...................       32,000             1,804,000
Edison International Inc. ...........       29,500               604,750
Entergy Corp. .......................       22,900               622,594
FirstEnergy Corp. ...................       22,100               516,588
Florida Progress Corp. ..............        9,300               435,938
FPL Group, Inc. .....................       17,000               841,500
GPU, Inc. ...........................       15,700               424,881
New Century Energies, Inc. ..........       10,500               315,000
Niagara Mohawk Holdings Inc. + ......        8,000               111,500
Northern States Power Co. ...........       14,100               284,644
Peco Energy Co. .....................       16,700               673,219
PG&E Corp. ..........................       35,600               876,650
Pinnacle West Capital Corp. .........        7,500               254,063
PPL Corporation .....................       20,700               454,106
Public Service Enterprise Group, Inc.       26,100               903,712
Reliant Energy Inc. .................       25,200               744,975
Southern Co. ........................       63,800             1,487,337


                              See Notes to Portfolio of Investments.  13

--------------------------------------------------------------------------------

                                        NUMBER OF            MARKET
                                         SHARES              VALUE
                                       -------------     ---------------
ELECTRIC COMPANIES (CONTINUED)
TXU Corp. ...........................       25,967       $       766,026
Unicom Corp. ........................       19,100               738,931
                                                         ---------------
                                                              17,504,602
                                                         ---------------
ELECTRICAL EQUIPMENT (4.2%)
American Power Conversion Corp. + ...       17,200               701,975
Cooper Industries, Inc. .............        8,900               289,806
Emerson Electric Co. ................       37,600             2,270,100
General Electric Co. ................      879,800            46,629,400
Molex, Inc. .........................        8,700               418,688
Rockwell International Corp. ........       22,000               693,000
Solectron Corp. + ...................       50,200             2,102,125
Thomas & Betts Corp. ................        5,200                99,450
                                                         ---------------
                                                              53,204,544
                                                         ---------------
ELECTRONICS (COMPONENT DIST.) (0.0%)
Grainger (W.W.), Inc. ...............        8,800               271,150
                                                         ---------------
ELECTRONICS (INSTRUMENTS) (0.2%)
Agilent Technologies, Inc. ..........       33,824             2,494,520
Perkin-Elmer Inc. + .................        4,000               264,500
Tektronix, Inc. .....................        4,100               303,400
                                                         ---------------
                                                               3,062,420
                                                         ---------------
ELECTRONICS (SEMICONDUCTORS) (8.1%)
Adaptec, Inc. + .....................       13,600               309,400
Advanced Micro Devices Corp. + ......       21,900             1,691,775
Altera Corp. + ......................       29,700             3,027,544
Analog Devices, Inc. + ..............       49,400             3,754,400
Conexant Systems, Inc. + ............       31,300             1,521,962
Intel Corp. .........................      465,700            62,258,268
Linear Technology Corp. .............       27,600             1,764,675
LSI Logic Corp. + ...................       36,000             1,948,500
Maxim Integrated Products, Inc. + ...       25,700             1,745,994
Micron Technology, Inc. + ...........       44,100             3,883,556
National Semiconductor Corp. + ......       25,800             1,464,150
Texas Instruments, Inc. .............      240,100            16,491,869
Xilinx, Inc. + ......................       44,700             3,690,544
                                                         ---------------
                                                             103,552,637
                                                         ---------------
ENGINEERING & CONSTRUCTION (0.0%)
Fluor Corp. .........................        7,200               227,700
                                                         ---------------
ENTERTAINMENT (1.9%)
Time Warner, Inc. ...................      106,300             8,078,800
Viacom, Inc. + ......................      125,500             8,557,531
Walt Disney Co. (The) + .............      190,200             7,382,138
                                                         ---------------
                                                              24,018,469
                                                         ---------------
EQUIPMENT (SEMICONDUCTORS) (1.2%)
Applied Materials, Inc. + ...........      117,700            10,666,562
KLA Instruments Corp. + .............       27,100             1,587,044
Novellus Systems, Inc. + ............       18,200             1,029,438
Teradyne, Inc. + ....................       26,800             1,969,800
                                                         ---------------
                                                              15,252,844
                                                         ---------------
FINANCIAL (DIVERSIFIED) (4.4%)
American Express Co. ................      112,600             5,869,275
Associates First Capital Corp. ......       64,900             1,448,081

                                        NUMBER OF            MARKET
                                         SHARES              VALUE
                                       -------------     ---------------
FINANCIAL (DIVERSIFIED) (CONTINUED)
Citigroup Inc. ......................      495,700       $    29,865,925
Federal National Mortgage Association       90,400             4,717,750
Freddie Mac Corp. ...................       66,000             2,673,000
Morgan Stanley Dean Witter & Co. ....      125,900            10,481,175
SLM Holding Corp. ...................       13,900               520,381
                                                         ---------------
                                                              55,575,587
                                                         ---------------
FOODS (1.5%)
Bestfoods ...........................       26,000             1,800,500
Conagra, Inc. .......................       45,400               865,438
General Mills, Inc. .................       26,100               998,325
Heinz (H.J.) Co. ....................       30,700             1,343,125
Hershey Foods Corp. .................        9,700               470,450
Kellogg Co. .........................       38,400             1,142,400
Nabisco Group Holdings Corp. ........       14,500               376,094
PepsiCo, Inc. .......................      130,200             5,785,762
Quaker Oats Co. .....................       15,300             1,149,412
Ralston-Ralston Purina Group ........       27,200               542,300
Sara Lee Corp. ......................       79,500             1,535,344
Unilever NV .........................       50,900             2,188,700
Wrigley (Wm.) Jr. Co. + .............        8,800               705,650
                                                         ---------------
                                                              18,903,500
                                                         ---------------
FOOTWEAR (0.1%)
Nike, Inc. ..........................       15,700               625,056
                                                         ---------------
GAMING, LOTTERY, & PARI-MUTUEL (0.0%)
Harrah's Entertainment, Inc. + ......       15,000               314,063
                                                         ---------------
GOLD/PRECIOUS METALS MINING (0.0%)
Newmont Mining Corp. ................       16,300               352,488
                                                         ---------------
HARDWARE & TOOLS (0.0%)
Black & Decker Corp. ................        8,200               322,363
Stanley Works (The) .................        8,200               194,750
                                                         ---------------
                                                                 517,113
                                                         ---------------
HEALTH CARE (DRUGS) (0.1%)
Alza Corp. + ........................        9,200               543,950
Watson Pharmaceuticals, Inc. + ......        8,600               462,250
                                                         ---------------
                                                               1,006,200
                                                         ---------------
HEALTH CARE (DRUGS/PHARMACEUTICALS) (6.0%)
Eli Lilly & Co. .....................      132,300            13,213,462
Merck & Co., Inc. ...................      204,000            15,631,500
Pfizer, Inc. ........................      737,275            35,389,200
Pharmacia Corporation ...............      113,200             5,851,025
Schering Plough .....................      132,700             6,701,350
                                                         ---------------
                                                              76,786,537
                                                         ---------------
HEALTH CARE (HOSPITAL MANAGEMENT) (0.2%)
HCA - The Healthcare Corp. ..........       48,100             1,461,037
Tenet Healthcare Corp. + ............       28,200               761,400
                                                         ---------------
                                                               2,222,437
                                                         ---------------
HEALTH CARE (MANAGED CARE) (0.1%)
Humana, Inc. + ......................        7,900                38,512
UnitedHealth Group Incorporated .....       14,400             1,234,800
Wellpoint Health Networks, Inc. + ...        5,200               376,675
                                                         ---------------
                                                               1,649,987
                                                         ---------------

14  See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------

                                        NUMBER OF            MARKET
                                         SHARES              VALUE
                                       -------------     ---------------
HEALTH CARE (MEDICAL PRODUCTS/SUPPLIES) (0.9%)
Bard (C.R.) Inc. ....................        4,100       $       197,313
Bausch & Lomb, Inc. .................        5,000               386,875
Baxter International, Inc. ..........       27,500             1,933,594
Becton, Dickinson & Co. .............       11,200               321,300
Biomet, Inc. ........................       10,900               418,969
Guidant Corp. + .....................       29,600             1,465,200
Medtronic, Inc. + ...................      108,000             5,379,750
PE Corp-PE Biosystems Group .........       18,500             1,218,687
Saint Jude Medical, Inc. + ..........        7,900               362,412
                                                         ---------------
                                                              11,684,100
                                                         ---------------
HEALTH CARE (SPECIAL SERVICES) (0.0%)
HEALTHSOUTH Corp. + .................       17,300               124,344
                                                         ---------------
HEALTH CARE DIVERSIFIED (3.0%)
Abbott Laboratories .................      141,000             6,283,313
Allergan, Inc. ......................       11,500               856,750
American Home Products Corp. ........       55,000             3,231,250
Bristol-Myers Squibb Co. ............      180,600            10,519,950
Johnson & Johnson ...................      162,900            16,595,437
Mallinckrodt Inc. ...................        6,500               282,344
                                                         ---------------
                                                              37,769,044
                                                         ---------------
HOMEBUILDING (0.0%)
Centex Corp. ........................        3,900                91,650
Pulte Corp. .........................        2,700                58,388
                                                         ---------------
                                                                 150,038
                                                         ---------------
HOUSEHOLD FURNISHINGS & APPLIANCES (0.1%)
Leggett & Platt, Inc. ...............       18,600               306,900
Maytag Corp. ........................        7,200               265,500
Whirlpool Corp. .....................       11,800               550,175
                                                         ---------------
                                                               1,122,575
                                                         ---------------
HOUSEHOLD PRODUCTS (NON-DURABLE) (0.8%)
Clorox Co. ..........................       21,100               945,544
Colgate-Palmolive Co. ...............       50,600             3,029,675
Fort James Corp. ....................       18,300               423,187
Kimberly-Clark Corp. ................       47,800             2,742,525
Procter & Gamble Co. ................       57,900             3,314,775
                                                         ---------------
                                                              10,455,706
                                                         ---------------
HOUSEWARES (0.1%)
Fortune Brands, Inc. ................       16,500               380,531
Newell Rubbermaid Inc. ..............       24,400               628,300
Tupperware Corp. ....................        5,100               112,200
                                                         ---------------
                                                               1,121,031
                                                         ---------------
INSURANCE (LIFE/HEALTH) (0.3%)
AFLAC, Inc. .........................       24,600             1,130,062
American General Corp. ..............       21,721             1,324,981
Jefferson-Pilot Corp. ...............       10,950               617,991
Lincoln National Corp. ..............       19,800               715,275
Torchmark Corp. .....................       12,300               303,656
                                                         ---------------
                                                               4,091,965
                                                         ---------------
INSURANCE (MULTI-LINE) (1.5%)
American International Group, Inc. ..      136,800            16,074,000
CIGNA Corp. .........................       19,600             1,832,600

                                        NUMBER OF            MARKET
                                         SHARES              VALUE
                                       -------------     ---------------
INSURANCE (MULTI-LINE) (CONTINUED)
Hartford Financial Services Group,
 Inc.................................       19,100       $     1,068,406
Loews Corp. .........................       10,300               618,000
                                                         ---------------
                                                              19,593,006
                                                         ---------------
INSURANCE (PROPERTY - CASUALTY) (0.2%)
Chubb Corp. .........................        7,900               485,850
Cincinnati Financial Corp. ..........       14,100               443,269
MBIA, Inc. ..........................        9,400               452,962
MGIC Investment Corp. ...............       14,400               655,200
St. Paul Co., Inc. ..................       19,202               655,268
                                                         ---------------
                                                               2,692,549
                                                         ---------------
INSURANCE BROKERS (0.3%)
Aon Corp. ...........................       23,100               717,544
Marsh & McLennan Co., Inc. ..........       23,500             2,454,281
                                                         ---------------
                                                               3,171,825
                                                         ---------------
INVESTMENT BANKING/BROKERAGE (1.0%)
Bear Stearns Co., Inc. (The) ........       14,100               586,913
Charles Schwab Corp. ................      120,800             4,061,900
Lehman Brothers Holdings Inc. .......       18,600             1,758,862
Merrill Lynch & Co., Inc. ...........       45,300             5,209,500
Paine Webber Group Inc. .............       17,200               782,600
                                                         ---------------
                                                              12,399,775
                                                         ---------------
INVESTMENT MANAGEMENT (0.1%)
Franklin Resources, Inc. ............       21,900               665,213
T. Rowe Price & Associates ..........       10,700               454,750
                                                         ---------------
                                                               1,119,963
                                                         ---------------
LEISURE TIME (PRODUCTS) (0.1%)
Brunswick Corp. .....................       11,900               197,094
Harley-Davidson, Inc. ...............       29,000             1,116,500
Hasbro, Inc. ........................       18,200               274,137
Mattel, Inc. ........................       18,900               249,244
                                                         ---------------
                                                               1,836,975
                                                         ---------------
LODGING - HOTELS (0.1%)
Carnival Corp. ......................       26,800               522,600
Hilton Hotels Corp. .................       32,700               306,563
Marriott International, Inc. ........       23,000               829,437
                                                         ---------------
                                                               1,658,600
                                                         ---------------
MACHINERY - DIVERSIFIED (0.3%)
Caterpillar, Inc. ...................       31,700             1,073,837
Deere & Co. .........................       34,300             1,269,100
Dover Corp. .........................       17,900               726,069
Ingersoll-Rand Co. ..................       14,600               587,650
Timken Co. ..........................        5,400               100,575
                                                         ---------------
                                                               3,757,231
                                                         ---------------
MANUFACTURING (DIVERSIFIED) (1.5%)
Crane Co. ...........................        6,200               150,738
Danaher Corp. .......................       12,300               608,081
Eaton Corp. .........................        9,400               629,800
Honeywell International Inc. ........       71,900             2,422,131
Illinois Tool Works, Inc. ...........       27,000             1,539,000
ITT Industries, Inc. ................        8,200               249,075

                              See Notes to Portfolio of Investments.  15

--------------------------------------------------------------------------------

                                        NUMBER OF            MARKET
                                         SHARES              VALUE
                                       -------------     ---------------
MANUFACTURING (DIVERSIFIED) (CONTINUED)
Johnson Controls, Inc. ..............       10,900       $       559,306
Minnesota Mining and Manufacturing
 Co..................................       35,200             2,904,000
National Service Industries, Inc. ...        3,600                70,200
Parker-Hannifin Corp. ...............       14,300               489,775
PPG Industries Inc. .................       20,700               917,269
Textron, Inc. .......................       12,800               695,200
Thermo Electron Corp. + .............       14,900               313,831
Tyco International Ltd. .............      155,500             7,366,813
                                                         ---------------
                                                              18,915,219
                                                         ---------------
MANUFACTURING (SPECIALIZED) (0.4%)
Avery Dennison Corp. ................        9,900               664,537
Briggs & Stratton Corp. .............        2,500                85,625
Millipore Corp. .....................        6,800               512,550
Pall Corp. ..........................       15,700               290,450
Sealed Air Corp. + ..................        7,500               392,813
United Technologies Corp. ...........       41,700             2,455,087
                                                         ---------------
                                                               4,401,062
                                                         ---------------
METALS MINING (0.0%)
Freeport-McMoRan Copper &
 Gold, Inc.+.........................       13,000               120,250
Phelps Dodge Corp. ..................        7,000               260,313
                                                         ---------------
                                                                 380,563
                                                         ---------------
MISCELLANEOUS METALS (0.1%)
Barrick Gold Corp. ..................       37,500               682,031
Inco Ltd. + .........................       28,100               432,038
Placer Dome, Inc. ...................       31,500               301,219
                                                         ---------------
                                                               1,415,288
                                                         ---------------
NATURAL GAS - DISTRIBUTION - PIPE LINE (0.7%)
Coastal Corp. (The) .................       19,000             1,156,625
Columbia Energy Group ...............        7,100               465,937
Eastern Enterprises .................        1,300                81,900
El Paso Energy Corp. ................       21,300             1,084,969
Enron Corp. .........................       61,700             3,979,650
NICOR, Inc. .........................        4,200               137,025
ONEOK, Inc. .........................        2,900                75,219
People's Energy Corp. ...............        3,300               106,837
Sempra Energy .......................       22,600               384,200
Williams Co., Inc. (The) ............       19,700               821,244
                                                         ---------------
                                                               8,293,606
                                                         ---------------
OFFICE EQUIPMENT & SUPPLIES (0.0%)
Pitney Bowes, Inc. ..................       10,900               436,000
                                                         ---------------
OIL (1.2%)
Royal Dutch Petroleum Co. ...........      251,100            15,458,344
                                                         ---------------
OIL & GAS (DRILLING & EQUIPMENT) (0.3%)
Baker Hughes Inc. ...................       29,700               950,400
Rowan Co., Inc. + ...................       13,400               407,025
Schlumberger, Ltd. ..................       25,200             1,880,550
                                                         ---------------
                                                               3,237,975
                                                         ---------------
OIL & GAS (EXPLORATION/PRODUCTION) (0.5%)
Anadarko Petroleum Corp. ............       18,500               912,281
Apache Corp. ........................       17,800             1,046,863
Burlington Resources, Inc. ..........       25,200               963,900

                                        NUMBER OF            MARKET
                                         SHARES              VALUE
                                       -------------     ---------------
OIL & GAS (EXPLORATION/PRODUCTION) (CONTINUED)
Kerr-McGee Corp. ....................       13,500          $    795,656
Union Pacific Resources Group Inc. ..       40,100               882,200
Unocal Corp. ........................       35,800             1,185,875
                                                         ---------------
                                                               5,786,775
                                                         ---------------
OIL & GAS (REFINING & MARKETING) (0.1%)
Ashland Oil, Inc. ...................        6,400               224,400
Sunoco Inc. .........................       13,300               391,519
Tosco Corp. .........................       22,000               622,875
                                                         ---------------
                                                               1,238,794
                                                         ---------------
OIL (DOMESTIC INTEGRATED) (0.5%)
Amerada Hess Corp. ..................       13,000               802,750
Conoco Inc. .........................       41,000             1,007,063
Occidental Petroleum Corp. ..........       57,000             1,200,562
Phillips Petroleum Co. ..............       36,500             1,850,094
USX-Marathon Group ..................       45,600             1,142,850
                                                         ---------------
                                                               6,003,319
                                                         ---------------
OIL (INTERNATIONAL INTEGRATED) (4.0%)
Chevron Corp. .......................       95,400             8,091,112
Exxon Mobil Corp. ...................      484,100            38,001,850
Texaco, Inc. ........................       82,300             4,382,475
                                                         ---------------
                                                              50,475,437
                                                         ---------------
PAPER & FOREST PRODUCTS (0.3%)
Boise Cascade Corp. .................        5,000               129,375
Georgia-Pacific Corp. ...............       20,500               538,125
International Paper Co. .............       46,985             1,400,744
Louisiana-Pacific Corp. .............       10,100               109,837
Mead Corp. ..........................        9,000               227,250
Potlatch Corp. ......................        2,500                82,813
Westvaco Corp. ......................        9,400               233,237
Weyerhaeuser Co. ....................       27,100             1,165,300
Willamette Industries, Inc. .........        9,700               264,325
                                                         ---------------
                                                               4,151,006
                                                         ---------------
PERSONAL CARE (0.3%)
Alberto-Culver Co. ..................        3,100                94,744
Avon Products, Inc. .................       10,500               467,250
Gillette Co. ........................       92,600             3,235,212
                                                         ---------------
                                                               3,797,206
                                                         ---------------
PHOTOGRAPHY/IMAGING (0.2%)
Eastman Kodak Co. ...................       29,600             1,761,200
Polaroid Corp. ......................        4,200                75,862
Xerox Corp. .........................       29,800               618,350
                                                         ---------------
                                                               2,455,412
                                                         ---------------
POWER PRODUCERS (INDEPENDENT) (0.1%)
AES Corp. + .........................       36,400             1,660,750
                                                         ---------------
PUBLISHING (0.1%)
Harcourt General, Inc. ..............        4,500               244,688
McGraw-Hill Co., Inc. ...............       18,600             1,004,400
Meredith Corp. ......................        3,600               121,500
                                                         ---------------
                                                               1,370,588
                                                         ---------------

16  See Notes to Portfolio of Investments.

------------------------------------------------------------------------------

                                        NUMBER OF            MARKET
                                         SHARES              VALUE
                                       -------------     ---------------
PUBLISHING - NEWSPAPERS (0.4%)
Dow Jones & Co., Inc. ...............        8,100       $       593,325
Gannett Co., Inc. ...................       25,400             1,519,238
Knight-Ridder, Inc. .................        5,200               276,575
New York Times Co. ..................       20,300               801,850
Times Mirror Company (2) ............        3,600               325,888
Tribune Co. .........................       28,200               987,000
                                                         ---------------
                                                               4,503,876
                                                         ---------------
RAILROADS (0.3%)
Burlington Northern Santa Fe Corp. ..       41,100               942,731
Kansas City Southern Industries, Inc.       13,100             1,161,806
Norfolk Southern Corp. ..............       17,000               252,875
Union Pacific Corp. .................       24,200               899,938
                                                         ---------------
                                                               3,257,350
                                                         ---------------
RESTAURANTS (0.2%)
Darden Restaurants, Inc. ............       12,500               203,125
McDonald's Corp. ....................       59,400             1,956,487
Tricon Global Restaurants, Inc. + ...       13,400               378,550
Wendy's International, Inc. .........       13,400               238,688
                                                         ---------------
                                                               2,776,850
                                                         ---------------
RETAIL (BUILDING SUPPLIES) (1.0%)
Home Depot, Inc. ....................      204,900            10,232,194
Lowe's Co., Inc. ....................       57,700             2,369,306
Sherwin-Williams Co. ................       15,700               332,644
                                                         ---------------
                                                              12,934,144
                                                         ---------------
RETAIL (COMPUTERS & ELECTRONICS) (0.3%)
Best Buy Co., Inc. + ................       24,200             1,530,650
Circuit City Stores, Inc. ...........       18,200               604,013
RadioShack Corporation ..............       27,300             1,293,337
                                                         ---------------
                                                               3,428,000
                                                         ---------------
RETAIL (DISCOUNTERS) (0.0%)
Dollar General Corp. ................       29,546               576,147
                                                         ---------------
RETAIL - DEPARTMENT STORES (0.4%)
Dillards, Inc. ......................        9,000               110,250
Federated Department Stores, Inc. + .       31,300             1,056,375
J.C. Penney Co., Inc. ...............       11,600               213,875
Kohl's Corp. + ......................       28,400             1,579,750
May Department Stores Co. ...........       14,200               340,800
Nordstrom, Inc. .....................       11,800               284,675
Sears, Roebuck & Co. ................       31,300             1,021,162
                                                         ---------------
                                                               4,606,887
                                                         ---------------
RETAIL - GENERAL MERCHANDISE CHAIN (2.7%)
Costco Wholesale Corp. + ............       19,900               656,700
Target Corporation ..................       54,000             3,132,000
Wal-Mart Stores, Inc. ...............      523,400            30,160,925
                                                         ---------------
                                                              33,949,625
                                                         ---------------
RETAIL - SPECIALITY (0.1%)
AutoZone, Inc. + ....................       12,000               264,000
Bed Bath & Beyond, Inc. + ...........       21,200               768,500
                                                         ---------------
                                                               1,032,500
                                                         ---------------
RETAIL SPECIALITY - APPAREL (0.3%)
Gap, Inc. ...........................       75,550             2,360,937

                                        NUMBER OF            MARKET
                                         SHARES              VALUE
                                       -------------     ---------------
RETAIL SPECIALITY - APPAREL (CONTINUED)
The Limited, Inc. ...................       61,800       $     1,336,425
TJX Companies, Inc. .................       27,300               511,875
                                                         ---------------
                                                               4,209,237
                                                         ---------------
RETAIL STORES - DRUG STORE (0.4%)
CVS Corp. ...........................       35,100             1,404,000
Longs Drug Stores, Inc. .............        3,700                80,475
Walgreen Co. ........................       94,300             3,035,281
                                                         ---------------
                                                               4,519,756
                                                         ---------------
RETAIL STORES - FOOD CHAINS (0.2%)
Safeway, Inc. + .....................       44,800             2,021,600
                                                         ---------------
SAVINGS & LOAN COMPANIES (0.1%)
Golden West Financial Corp. .........       17,600               718,300
Washington Mutual Fin. Corp. ........       24,300               701,663
                                                         ---------------
                                                               1,419,963
                                                         ---------------
SERVICES (ADVERTISING/MARKETING) (0.2%)
Interpublic Group of Co., Inc. (The)        26,500             1,139,500
Omnicom Group, Inc. .................       16,800             1,496,250
Young And Rubicam, Inc. + ...........        6,700               383,156
                                                         ---------------
                                                               3,018,906
                                                         ---------------
SERVICES (COMMERCIAL & CONSUMER) (0.2%)
Cendant Corp. + .....................       68,500               959,000
Dun & Bradstreet Corp. ..............       15,200               435,100
H&R Block, Inc. .....................        8,800               284,900
IMS Health, Inc. ....................       26,300               473,400
                                                         ---------------
                                                               2,152,400
                                                         ---------------
SERVICES (COMPUTER SYSTEMS) (0.3%)
Computer Sciences Corp. + ...........       15,500             1,157,656
Electronic Data Systems Corp. .......       42,600             1,757,250
Sabre Holdings Corporation ..........       10,044               286,254
Sapient Corp. + .....................        8,600               919,663
                                                         ---------------
                                                               4,120,823
                                                         ---------------
SERVICES (DATA PROCESSING) (0.5%)
Automatic Data Processing, Inc. .....       58,500             3,133,406
Equifax, Inc. .......................        6,300               165,375
First Data Corp. ....................       36,600             1,816,275
Paychex, Inc. .......................       34,500             1,449,000
                                                         ---------------
                                                               6,564,056
                                                         ---------------
SPECIALITY PRINTING (0.0%)
Deluxe Corp. ........................        7,100               167,294
RR Donnelley & Sons Co. .............       11,000               248,187
                                                         ---------------
                                                                 415,481
                                                         ---------------
STEEL (0.1%)
Allegheny Technologies Incorporated .        3,700                66,600
Nucor Corp. .........................       10,200               338,512
USX-US Steel Group, Inc. ............       11,000               204,188
Worthington Industries ..............        7,800                81,900
                                                         ---------------
                                                                 691,200
                                                         ---------------
TELEPHONE (2.9%)
ALLTEL Corp. ........................       28,400             1,759,025
Bell Atlantic Corp. .................      130,300             6,620,869

                                      See Notes to Portfolio of Investments.  17

INDEX PLUS PORTFOLIOS
PORTFOLIO OF INVESTMENTS - JUNE 30, 2000 (UNAUDITED)
INDEX PLUS LARGE CAP (CONTINUED)
--------------------------------------------------------------------------------

                                        NUMBER OF            MARKET
                                         SHARES               VALUE
                                       -------------     ---------------
TELEPHONE (CONTINUED)
BellSouth Corp. .....................      169,600      $      7,229,200
CenturyTel, Inc. ....................        6,100               175,375
GTE Corp. ...........................       81,100             5,048,475
SBC Communications, Inc. ............      286,700            12,399,775
U.S. WEST, Inc. .....................       42,800             3,670,100
                                                         ---------------
                                                              36,902,819
                                                         ---------------
TELEPHONE LONG DISTANCE (1.6%)
AT&T Corp. ..........................      139,500             4,411,688
Global Crossing Holdings Ltd. + .....       41,200             1,084,075
Sprint Corp. ........................       66,600             3,396,600
WorldCom, Inc. ......................      254,000            11,652,250
                                                         ---------------
                                                              20,544,613
                                                         ---------------
TEXTILES (APPAREL) (0.1%)
Liz Claiborne, Inc. .................        8,100               285,525
Russell Corporation .................        3,100                62,000
VF Corp. ............................       10,400               247,650
                                                         ---------------
                                                                 595,175
                                                         ---------------
TEXTILES (HOME FURNISHINGS) (0.0%)
Springs Industries, Inc. - Class A ..          900                28,969
                                                         ---------------
TOBACCO (0.5%)
Philip Morris Co., Inc. .............      208,700             5,543,593
UST, Inc. ...........................       16,100               236,469
                                                         ---------------
                                                               5,780,062
                                                         ---------------
TRUCKERS (0.0%)
Ryder System, Inc. ..................        6,100               115,519
                                                         ---------------
TRUCKS & PARTS (0.1%)
Cummins Engine Co., Inc. ............        5,500               149,875
Navistar International Corp. + ......       10,000               310,625
PACCAR, Inc. ........................        9,300               369,095
                                                         ---------------
                                                                 829,595
                                                         ---------------
TOTAL COMMON STOCKS
 (COST $1,161,048,626)                                     1,237,550,779
                                                         ---------------
PREFERRED STOCKS (0.1%)
Seagram Co. Ltd. ....................       19,400             1,125,200
TOTAL PREFERRED STOCKS                                   ---------------
 (COST $1,130,475)                                             1,125,200
                                                         ---------------
                                        PRINCIPAL
                                         AMOUNT
                                       -----------
SHORT-TERM INVESTMENTS (2.4%)
Federal Home Loan Mortgage
 Corp., 6.43%, 07/18/00..............  $30,375,000            30,375,000
                                                         ---------------
TOTAL SHORT-TERM INVESTMENTS                                  30,375,000
 (COST $30,375,000)                                      ---------------
TOTAL INVESTMENTS
 (COST $1,192,554,101)(a)                                  1,269,050,979
OTHER ASSETS LESS LIABILITIES                                  2,934,941
                                                         ---------------
TOTAL NET ASSETS                                          $1,271,985,920
                                                         ===============

NOTES TO PORTFOLIO OF INVESTMENTS

(a) The cost of investments for federal income tax purposes amounts to $1,241,964,643. Unrealized gains and losses, based on identified tax cost at June 30, 2000, are as follows:

Unrealized gains.......................                    $115,115,848
Unrealized losses......................                     (88,029,512)
                                                           ------------
 Net unrealized gain...................                    $ 27,086,336
                                                           ============

+    Non-income producing security.

(1) AT&T Corp. acquired MediaOne Group on June 15, 2000. As of June 30, 2000 the acquisition was not completed, therefore, the market value of MediaOne Group on June 30, 2000 reflects the fair value of the AT&T Corp. offer.

(2) Tribune Co. acquired Times Mirror Co. on June 12, 2000. As of June 30, 2000 the acquisition was not completed, therefore, the market value of Times Mirror Co. on June 30, 2000 reflects the fair value of the Tribune Co. offer.

Category percentages are based on net assets.

18  See Notes to Financial Statements.

INDEX PLUS PORTFOLIOS
PORTFOLIO OF INVESTMENTS - JUNE 30, 2000 (UNAUDITED)
INDEX PLUS MID CAP
-------------------------------------------------------------------------------

                                           NUMBER OF          MARKET
                                            SHARES            VALUE
                                          -----------      --------------
COMMON STOCKS (95.7%)
AEROSPACE/DEFENSE (0.4%)
Newport News Shipbuilding, Inc. ........       2,000       $     73,500
Precision Castparts Corp. ..............       1,200             54,300
Sequa Corp. + ..........................         200              7,637
                                                           -------------
                                                                135,437
                                                           -------------
AGRICULTURE (0.1%)
Universal Corp. ........................         900             19,013
                                                           -------------
AIR FREIGHT (0.1%)
Airborne Freight Corp. .................         600             11,363
CNF Transportation, Inc. ...............         600             13,650
                                                           -------------
                                                                 25,013
                                                           -------------
ALUMINUM (0.0%)
Maxxam, Inc. + .........................         100              1,775
                                                           -------------
AUTO PARTS & EQUIPMENT (0.6%)
Arvin Industries, Inc. .................         800             13,900
Bandag, Inc. ...........................         900             21,825
Borg-Warner Automotive, Inc. ...........         800             28,100
Federal-Mogul Corp. ....................         800              7,650
Lear Corp. + ...........................       1,800             36,000
Mark IV Industries, Inc. ...............       1,200             25,050
Meritor Automotive, Inc. ...............       2,700             29,700
Modine Manufacturing Co. ...............         400             10,800
Superior Industries International, Inc.        1,100             28,325
                                                           -------------
                                                                201,350
                                                           -------------
BANKS (REGIONAL) (3.8%)
Associated Banc-Corp. ..................       1,870             40,789
Banknorth Group, Inc. ..................       5,400             82,687
CCB Financial Corp. ....................       1,300             48,100
City National Corp. ....................       1,400             48,650
Compass Bancshares Inc. ................       3,800             64,837
First Security Corp. ...................       5,950             80,697
First Tennessee National Corp. .........       1,400             23,188
First Virginia Banks, Inc. .............       1,700             59,181
FirstMerit Corp. .......................       2,900             61,987
Hibernia Corp. .........................       4,700             51,113
Keystone Financial, Inc. ...............         600             12,750
Marshall & Ilsley Corp. ................       3,600            149,400
Mercantile Bankshares Corp. ............       2,300             68,569
National Commerce Bancorporation .......       3,600             57,825
North Fork Bancorp, Inc. ...............       5,800             87,725
Pacific Century Financial Corp. ........       3,500             51,188
Provident Financial Group, Inc. ........       1,600             38,100
TCF Financial Corp. ....................       2,700             69,356
Westamerica Bancorporation .............       1,200             31,350
Wilmington Trust Corp. .................         800             34,200
Zions Bancorporation ...................       2,800            128,494
                                                           -------------
                                                              1,290,186
                                                           -------------
BEVERAGES (NON-ALCOHOLIC) (0.2%)
Whitman Corp. ..........................       4,600             56,925
                                                           ------------

                                            NUMBER OF         MARKET
                                             SHARES            VALUE
                                           -----------     -------------
BIOTECHNOLOGY (5.4%)
Chiron Corp. + .........................      11,700       $    555,750
Genzyme Corp. + ........................       3,100            184,256
Gilead Sciences, Inc. + ................       1,400             99,575
IDEC Pharmaceuticals Corp. + ...........       1,400            164,238
Incyte Pharmaceuticals, Inc. + .........       2,000            164,375
Millennium Pharmaceuticals, Inc. + .....       6,000            671,250
                                                           -------------
                                                              1,839,444
                                                           -------------
BROADCASTING (TV, RADIO & CABLE) (3.8%)
Chris-Craft Industries, Inc. + .........       2,224            146,923
Hispanic Broadcasting Corp. + ..........       5,400            178,875
Univision Communications, Inc. + .......       6,700            693,450
Westwood One, Inc. + ...................       7,300            249,112
                                                           -------------
                                                              1,268,360
                                                           -------------
CELLULAR/WIRELESS TELECOMMUNICATIONS (0.5%)
COMSAT Corp. ...........................         700             17,281
Powerwave Technologies, Inc. + .........       3,600            158,400
                                                           -------------
                                                                175,681
                                                           -------------
CHEMICALS (0.6%)
Airgas, Inc. + .........................       1,900             10,806
Cabot Corp. ............................       2,300             62,675
Georgia Gulf Corp. .....................       1,500             31,219
IMC Global, Inc. .......................       3,500             45,500
Lyondell Petrochemical Co. .............       4,000             67,000
                                                           -------------
                                                                217,200
                                                           -------------
CHEMICALS - DIVERSIFIED (0.1%)
Olin Corp. .............................       1,800             29,700
                                                           -------------
CHEMICALS SPECIALITY (1.0%)
Albemarle Corp. ........................       1,900             37,525
Crompton Corp. .........................       1,446             17,714
Cytec Industries Inc. + ................       1,400             34,563
Dexter Corp. ...........................         800             38,400
Ethyl Corp. ............................       1,800              4,500
Ferro Corp. ............................       1,000             21,000
Fuller (H.B.) Co. ......................         500             22,781
Hanna (M.A.) Co. .......................       1,200             10,800
Lubrizol Corp. (The) ...................       1,800             37,800
Minerals Technologies Inc. .............         800             36,800
RPM, Inc. ..............................       3,500             35,437
Schulman (A.), Inc. ....................         400              4,825
Valspar Corp. (The) ....................       1,500             50,625
                                                           -------------
                                                                352,770
                                                           -------------
COMMUNICATIONS EQUIPMENT (1.9%)
ADTRAN, Inc. + .........................       1,300             77,838
ANTEC Corporation + ....................       2,200             91,437
CommScope, Inc. + ......................       1,700             69,700
Harris Corp. ...........................       2,300             75,325
L-3 Communications Holdings, Inc. + ....       1,400             79,887
Polycom, Inc. + ........................       1,300            122,322
Sawtek, Inc. + .........................       2,400            138,150
                                                           -------------
                                                                654,659
                                                           -------------

                                      See Notes to Portfolio of Investments.  19

INDEX PLUS PORTFOLIOS
PORTFOLIO OF INVESTMENTS - JUNE 30, 2000 (UNAUDITED)
INDEX PLUS MID CAP (CONTINUED)
-------------------------------------------------------------------------------

                                            NUMBER OF          MARKET
                                             SHARES            VALUE
                                          ------------     --------------
COMPUTERS (PERIPHERALS) (0.2%)
Quantum Corp. ..........................       5,300       $     51,344
Storage Technology Corp. + .............       2,700             29,531
                                                           -------------
                                                                 80,875
                                                           -------------
COMPUTERS SOFTWARE/SERVICES (8.5%)
Affiliated Computer Services, Inc. + ...       1,300             42,981
Cadence Design Systems, Inc. + .........      12,400            252,650
Electronic Arts, Inc. + ................       2,200            160,462
Galileo International, Inc. ............       3,000             62,625
Informix Corp. + .......................      16,500            122,719
Intuit Inc. + ..........................      13,000            537,875
Legato Systems, Inc. + .................       3,800             57,475
Macromedia, Inc. + .....................       2,500            241,719
Mentor Graphics Corp. + ................       3,200             63,600
Network Associates, Inc. + .............       9,200            187,450
NVIDIA Corp. + .........................       4,100            260,606
Rational Software Corp. + ..............       2,900            269,519
Structural Dynamics Research Corp. + ...         700             10,544
Sybase, Inc. + .........................       5,100            117,300
Symantec Corp. + .......................       4,000            215,750
Synopsys, Inc. + .......................       3,500            120,969
Titan Corporation (The) + ..............       2,900            129,775
Transaction Systems Architects, Inc. + .       1,000             17,125
                                                           -------------
                                                              2,871,144
                                                           -------------
CONSTRUCTION (0.4%)
Martin Marietta Materials, Inc. ........       1,500             60,656
Southdown, Inc. ........................       1,100             63,525
                                                           -------------
                                                                124,181
                                                           -------------
CONSUMER (JEWELRY/NOVELTIES) (0.2%)
Blyth Industries, Inc. + ...............       1,300             38,350
Lancaster Colony Corp. .................       1,400             26,863
                                                           -------------
                                                                 65,213
                                                           -------------
CONSUMER FINANCE (0.4%)
PMI Group, Inc. (The) ..................       2,800            133,000
                                                           -------------
CONTAINERS/PACKAGING (PAPER) (0.2%)
Sonoco Products Co. ....................       2,680             55,108
                                                           -------------
DISTRIBUTORS (FOOD & HEALTH) (0.0%)
PSS World Medical, Inc. + ..............       2,100             14,109
                                                           -------------
ELECTRIC COMPANIES (5.1%)
Allegheny Energy, Inc. .................       3,500             95,812
Alliant Energy Corp. ...................       2,700             70,200
Black Hills Corp. ......................         400              9,025
Cleco Corp. ............................         500             16,750
CMP Group Inc. .........................       1,000             29,313
Conectiv, Inc. .........................       2,425             37,739
DPL Inc. ...............................       4,200             92,137
DQE, Inc. ..............................       2,500             98,750
Energy East Corp. ......................       4,200             80,063
Hawaiian Electric Industries, Inc. .....       1,100             36,094
Idacorp Inc. ...........................       1,000             32,250
IPALCO Enterprises,  Inc. ..............       2,400             48,300
Kansas City Power & Light Co. ..........       2,200             49,500

                                            NUMBER OF          MARKET
                                             SHARES            VALUE
                                           -----------     -------------
ELECTRIC COMPANIES (CONTINUED)
LG&E Energy Corp. ......................       4,200       $    100,275
Minnesota Power, Inc. ..................       2,300             39,819
Montana Power Co. ......................       3,800            134,187
NiSource Inc. ..........................       1,600             29,800
Northeast Utilities Corp. + ............       5,000            108,750
NSTAR ..................................       1,900             77,306
OGE Energy Corp. .......................       2,100             38,850
Potomac Electric Power Co. .............       3,400             85,000
Public Service Co. of New Mexico .......       1,500             23,156
Puget Sound Energy, Inc. ...............       2,400             51,150
Scana Corp. ............................       3,600             86,850
Sierra Pacific Resources Corp. .........       2,500             31,406
Teco Energy, Inc. ......................       4,400             88,275
UtiliCorp United Inc. ..................       2,700             53,663
Wisconsin Energy Corp. .................       3,600             71,325
                                                           -------------
                                                              1,715,745
                                                           -------------
ELECTRICAL EQUIPMENT (3.3%)
Hubbell, Inc. + ........................       1,700             43,350
SCI Systems, Inc. + ....................       5,300            207,694
Sensormatic Electronics Corp. + ........       2,400             37,950
SPX Corp. + ............................       1,100            133,031
Symbol Technologies, Inc. ..............       6,862            370,548
Vishay Intertechnology, Inc. + .........       8,900            337,644
                                                           -------------
                                                              1,130,217
                                                           -------------
ELECTRONICS (COMPONENT DIST.) (0.7%)
Arrow Electronics, Inc. + ..............       4,800            148,800
Avnet, Inc. ............................       1,400             82,950
                                                           -------------
                                                                231,750
                                                           -------------
ELECTRONICS (DEFENSE) (0.2%)
Litton Industries, Inc. + ..............       1,300             54,600
                                                           -------------
ELECTRONICS (INSTRUMENTS) (0.9%)
Waters Corp. + .........................       2,300            287,069
                                                           -------------
ELECTRONICS (SEMICONDUCTORS) (8.5%)
Atmel Corp. + ..........................      14,000            516,250
Burr-Brown Corp. + .....................       1,800            156,037
Cirrus Logic, Inc. + ...................       3,500             56,000
Cypress Semiconductor Corp. + ..........       7,800            329,550
Integrated Device Technology, Inc. + ...       6,100            365,237
Micrel, Inc. + .........................       2,800            121,625
Microchip Technology, Inc. + ...........       2,800            163,144
QLogic Corp. + .........................       4,300            284,069
Transwitch Corp. + .....................       2,000            154,375
TriQuint Semiconductor, Inc. + .........       2,500            239,219
Vitesse Semiconductor Corp. + ..........       6,800            500,225
                                                           -------------
                                                              2,885,731
                                                           -------------
ENGINEERING & CONSTRUCTION (0.4%)
Granite Construction, Inc. .............       1,000             24,500
Jacobs Engineering Group, Inc. + .......         600             19,612
Quanta Services, Inc. ..................       1,900            104,500
                                                           -------------
                                                                148,612
                                                           -------------


20  See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------

                                           NUMBER OF           MARKET
                                            SHARES             VALUE
                                          ------------     ------------
FINANCIAL (DIVERSIFIED) (0.4%)
AMBAC, Inc. ............................       2,200       $    120,588
                                                           ------------
FOODS (1.3%)
Dean Foods Co. .........................       1,100             34,856
Dreyer's Grand Ice Cream, Inc. .........       1,300             27,300
Hormel Foods Corp. .....................       5,000             84,063
IBP, Inc. ..............................       1,600             24,700
International Multifoods Corp. .........         400              6,925
Interstate Bakeries Corp. ..............       1,800             25,200
Lance, Inc. ............................         400              3,600
McCormick & Co., Inc. ..................       2,200             71,500
Suiza Foods Corp. + ....................       1,000             48,875
The J.M. Smucker Co. ...................       1,000             19,250
Tyson Foods, Inc. ......................       7,000             61,250
Universal Foods Corp. ..................       1,600             29,600
                                                           ------------
                                                                437,119
                                                           ------------
GAMING, LOTTERY, & PARI-MUTUEL (1.0%)
GTECH Holdings Corp. + .................       1,200             27,225
International Game Technology + ........       4,200            111,300
Mandaley Resort Group + ................       2,700             54,000
Park Place Entertainment Corp. + .......      10,500            127,969
                                                           ------------
                                                                320,494
                                                           ------------
HEALTH CARE (DRUGS) (1.2%)
ICN Pharmaceuticals, Inc. ..............       2,300             63,969
Mylan Laboratories, Inc. ...............       1,600             29,200
Sepracor Inc. ..........................       2,600            313,625
                                                           ------------
                                                                406,794
                                                           ------------
HEALTH CARE (DRUGS/PHARMACEUTICALS) (0.9%)
Forest Laboratories, Inc. + ............       3,000            303,000
                                                           ------------
HEALTH CARE (HOSPITAL MANAGEMENT) (0.4%)
Health Management Associates, Inc. + ...       8,300            108,419
Quorum Health Group,  Inc. + ...........       1,300             13,406
                                                           ------------
                                                                121,825
                                                           ------------
HEALTH CARE (MANAGED CARE) (1.5%)
Express Scripts, Inc. + ................       1,900            118,037
First Health Group Corp. + .............       1,500             49,219
Foundation Health Systems, Inc. + ......       3,700             48,100
Oxford Health Plans, Inc. + ............       5,100            121,444
PacifiCare Health Systems, Inc. + ......       1,500             90,281
Trigon Healthcare, Inc. + ..............       1,400             72,188
                                                           ------------
                                                                499,269
                                                           ------------
HEALTH CARE (MEDICAL PRODUCTS/SUPPLIES) (1.8%)
Acuson Corp. + .........................         500              6,750
Beckman Coulter Inc. ...................         900             52,538
DENTSPLY International, Inc. ...........       1,500             46,219
Edwards Lifesciences Corporation + .....       1,600             29,600
MiniMed Inc. + .........................         400             47,200
Stryker Corp. ..........................       7,000            306,250
Sybron International Corp. + ...........       3,300             65,381
VISX, Inc. + ...........................       2,200             61,737
                                                           ------------
                                                                615,675
                                                           ------------
                                           NUMBER OF           MARKET
                                            SHARES             VALUE
                                          ------------     ------------
HEALTH CARE (SPECIAL SERVICES) (0.8%)
Apria Healthcare Group, Inc. + .........       3,400       $     41,650
Lincare Holdings Inc. + ................       1,900             46,787
Omnicare, Inc. .........................       3,400             30,813
Quest Diagnostics Incorporated + .......       2,200            157,437
                                                           ------------
                                                                276,687
                                                           ------------
HEALTH CARE DIVERSIFIED (0.7%)
IVAX Corp. + ...........................       5,400            224,100
                                                           ------------
HOUSEHOLD FURNISHINGS & APPLIANCES (0.1%)
Furniture Brands International,  Inc. +        1,900             28,738
                                                           ------------
HOUSEHOLD PRODUCTS (NON-DURABLE) (0.3%)
Church & Dwight Co., Inc. ..............       1,000             18,000
Dial Corp. .............................       3,000             31,125
Energizer Holdings, Inc. + .............       3,500             63,875
                                                           ------------
                                                                113,000
                                                           ------------
INSURANCE (LIFE/HEALTH) (0.8%)
Protective Life Corp. ..................       4,000            106,500
ReliaStar Financial Corp. ..............       3,100            162,556
                                                           ------------
                                                                269,056
                                                           ------------
INSURANCE (PROPERTY - CASUALTY) (1.1%)
Allmerica Financial Corp. ..............       1,900             99,512
American Financial Group, Inc. .........       1,800             44,663
Everest Re Group, Ltd. .................       1,700             55,887
Horace Mann Educators Corp. ............       1,300             19,500
HSB Group, Inc. ........................         800             24,900
Ohio Casualty Corp. ....................       1,500             15,938
Old Republic International Corp. .......       3,700             61,050
Unitrin, Inc. ..........................       1,900             55,812
                                                           ------------
                                                                377,262
                                                           ------------
INVESTMENT BANKING/BROKERAGE (1.4%)
E*Trade Group,  Inc. + .................       9,800            161,700
Edwards (A.G.), Inc. ...................       2,800            109,200
Legg Mason, Inc. .......................       2,300            115,000
Waddell & Reed Financial ...............       2,800             91,875
                                                           ------------
                                                                477,775
                                                           ------------
LEISURE TIME (PRODUCTS) (0.3%)
Callaway Golf Co. ......................       2,500             40,781
International Speedway Corp. ...........       1,800             74,475
                                                           ------------
                                                                115,256
                                                           ------------
MACHINERY - DIVERSIFIED (0.2%)
AGCO Corp. .............................       3,300             40,425
Kaydon Corp. ...........................         500             10,500
Tecumseh Products Co. ..................         700             26,731
                                                           ------------
                                                                 77,656
                                                           ------------
MANUFACTURING (DIVERSIFIED) (1.0%)
American Standard Companies, Inc. + ....       2,400             98,400
AMETEK, Inc. ...........................         900             15,750
Carlisle Co., Inc. .....................       1,000             45,000
Harsco Corp. ...........................       1,500             38,250
Hillenbrand Industries, Inc. ...........       1,900             59,494
Pentair, Inc. ..........................       1,500             53,250
Stewart & Stevenson Services, Inc. .....       1,400             21,087

                                      See Notes to Portfolio of Investments.  21

INDEX PLUS PORTFOLIOS
PORTFOLIO OF INVESTMENTS - JUNE 30, 2000 (UNAUDITED)
INDEX PLUS MID CAP (CONTINUED)
--------------------------------------------------------------------------------

                                            NUMBER OF          MARKET
                                             SHARES            VALUE
                                          ------------     ------------
MANUFACTURING (DIVERSIFIED) (CONTINUED)
Trinity Industries, Inc. ...............         500       $      9,250
                                                           ------------
                                                                340,481
                                                           ------------
MANUFACTURING (SPECIALIZED) (1.5%)
Albany International Corp. + ...........         714             10,353
Diebold, Inc. ..........................       1,900             52,963
Donaldson Co., Inc. ....................       1,800             35,550
Federal Signal Corp. ...................       1,200             19,800
Flowserve Corp. ........................       1,300             19,581
Jabil Circuit, Inc. + ..................       6,000            297,750
Nordson Corp. ..........................         800             40,500
Teleflex, Inc. .........................         600             21,450
York International Corp. ...............         500             12,625
                                                           ------------
                                                                510,572
                                                           ------------
METAL FABRICATORS (0.1%)
Kennametal, Inc. .......................       1,900             40,731
Ryerson Tull Inc. ......................         800              8,300
                                                           ------------
                                                                 49,031
                                                           ------------
NATURAL GAS - DISTRIBUTION - PIPE LINE (2.6%)
AGL Resources, Inc. ....................       1,900             30,281
Dynegy Inc. ............................       5,500            375,719
KeySpan Energy Corp. ...................       4,200            129,150
Kinder Morgan Inc. .....................       3,500            120,969
MCN Energy Group, Inc. .................       2,500             53,437
National Fuel Gas Co. ..................       1,200             58,500
Questar Corp. ..........................       2,300             44,563
Vectren Corp. ..........................       1,600             27,600
Washington Gas Light Co. ...............       1,300             31,281
                                                           ------------
                                                                871,500
                                                           ------------
OFFICE EQUIPMENT & SUPPLIES (0.5%)
Herman Miller, Inc. ....................       2,700             69,862
Hon Industries, Inc. ...................       2,300             54,050
Reynolds And Reynolds Co. (The) ........       2,100             38,325
Standard Register Co. ..................         500              7,125
Wallace Computer Services, Inc. ........       1,100             10,863
                                                           ------------
                                                                180,225
                                                           ------------
OIL & GAS (DRILLING & EQUIPMENT) (5.4%)
BJ Services Co. + ......................       4,200            262,500
Ensco International, Inc. ..............       4,700            168,319
Global Marine Inc. + ...................       5,900            166,306
Grant Prideco, Inc. + ..................       3,800             95,000
Hanover Compressor Co. + ...............         800             30,400
Helmerich & Payne, Inc. ................       3,100            115,863
Nabors Industries, Inc. + ..............       7,100            295,094
Noble Drilling Corp. + .................       6,500            267,719
Smith International, Inc. + ............       1,600            116,500
Tidewater, Inc. ........................       1,700             61,200
Varco International,  Inc. .............       5,226            121,504
Weatherford International, Inc. ........       3,400            135,362
                                                           ------------
                                                              1,835,767
                                                           ------------
OIL & GAS (EXPLORATION/PRODUCTION) (2.0%)
Devon Energy Corp. .....................       4,100            230,369

                                            NUMBER OF          MARKET
                                             SHARES            VALUE
                                           -----------     ------------
OIL & GAS (EXPLORATION/PRODUCTION) (CONTINUED)
Murphy Oil Corp. .......................       2,000       $    118,875
Noble Affiliates, Inc. .................       3,300            122,925
Ocean Energy, Inc. + ...................       5,400             76,612
Pioneer Natural Resources Company + ....       4,600             58,650
Santa Fe Snyder Corp. + ................       6,100             69,388
                                                           ------------
                                                                676,819
                                                           ------------
OIL & GAS (REFINING & MARKETING) (0.8%)
Pennzoil-Quaker State Co. + ............       1,846             22,267
Ultramar Diamond Shamrock Corp. ........       5,000            124,063
Valero Energy Corp. ....................       3,400            107,950
                                                           ------------
                                                                254,280
                                                           ------------
PAPER & FOREST PRODUCTS (1.0%)
Bowater, Inc. ..........................       1,600             70,600
Chesapeake Corp. .......................         300              8,888
Consolidated Papers, Inc. ..............       3,200            117,000
Georgia-Pacific Corp. ..................       2,300             49,737
Glatfelter (P.H.) Co. ..................       2,000             20,375
Longview Fibre Company .................       1,600             17,700
Rayoner, Inc. ..........................       1,200             43,050
                                                           ------------
                                                                327,350
                                                           ------------
PERSONAL CARE (0.1%)
Carter-Wallace, Inc. ...................       1,400             28,175
Perrigo Co. + ..........................       3,400             21,463
                                                           ------------
                                                                 49,638
                                                           ------------
PHOTOGRAPHY/IMAGING (0.2%)
Imation Corp. + ........................       1,900             55,813
                                                           ------------
POWER PRODUCERS (INDEPENDENT) (0.8%)
Calpine Corp. + ........................       4,200            276,150
                                                           ------------
PUBLISHING (0.7%)
Houghton Mifflin Co. ...................       1,000             46,687
Reader's Digest Association, Inc. (The)        2,900            115,275
Scholastic Corp. + .....................       1,200             73,350
                                                           ------------
                                                                235,312
                                                           ------------
PUBLISHING - NEWSPAPERS (0.8%)
Belo Corp. .............................       4,000             69,250
Lee Enterprises, Inc. ..................       1,400             32,637
Media General, Inc. + ..................         800             38,850
Washington Post Co. ....................         300            143,400
                                                           ------------
                                                                284,137
                                                           ------------
RESTAURANTS (0.5%)
Brinker International, Inc. + ..........       1,900             55,575
Buffets, Inc. + ........................       1,700             21,569
Lone Star Steakhouse & Saloon, Inc. + ..         800              8,100
Outback Steakhouse, Inc. + .............       2,400             70,200
                                                           ------------
                                                                155,444
                                                           ------------
RETAIL (COMPUTERS & ELECTRONICS) (1.0%)
CDW Computer Centers, Inc. + ...........       4,400            275,000
Tech Data Corp. + ......................       1,700             74,056
                                                           ------------
                                                                349,056
                                                           ------------

22  See Notes to Portfolio of Investments.
--------------------------------------------------------------------------------

                                            NUMBER OF          MARKET
                                             SHARES            VALUE
                                           -----------     ------------
RETAIL (DISCOUNTERS) (0.7%)
Dollar Tree Stores, Inc. + .............       3,450       $    136,491
Family Dollar Stores, Inc. .............       2,000             39,125
Ross Stores, Inc. ......................       2,600             44,362
                                                           ------------
                                                                219,978
                                                           ------------
RETAIL (HOME SHOPPING) (0.0%)
Land's End, Inc. + .....................         400             13,350
                                                           ------------
RETAIL - DEPARTMENT STORES (0.3%)
Neiman Marcus Group, Inc. (The) + ......       2,900             85,731
                                                           ------------
RETAIL - GENERAL MERCHANDISE CHAIN (0.3%)
BJ's Wholesale Club, Inc. + ............       2,600             85,800
                                                           ------------
RETAIL - SPECIALITY (0.6%)
Barnes & Noble, Inc. + .................       2,200             48,950
Borders Group, Inc. + ..................       2,400             37,350
Officemax, Inc. + ......................       1,400              7,000
Payless ShoeSource, Inc. + .............         800             41,000
Williams-Sonoma, Inc. + ................       2,400             77,850
                                                           ------------
                                                                212,150
                                                           ------------
RETAIL SPECIALITY - APPAREL (0.1%)
American Eagle Outfitters, Inc. + ......       1,300             18,200
                                                           ------------
RETAIL STORES - FOOD CHAINS (0.4%)
Hannaford Bros. Co. ....................       1,500            107,813
Ruddick Corp. ..........................         800              9,450
                                                           ------------
                                                                117,263
                                                           ------------
SAVINGS & LOAN COMPANIES (0.6%)
Astoria Financial Corp. ................         800             20,600
Dime Bancorp, Inc. .....................       3,500             55,125
GreenPoint Financial Corp. .............       3,400             63,750
Sovereign Bancorp, Inc. ................       2,700             18,984
Webster Financial Corp. ................       1,200             26,625
                                                           ------------
                                                                185,084
                                                           ------------
SERVICES (ADVERTISING/MARKETING) (0.5%)
ACNielsen Corp. + ......................       1,700             37,400
Acxiom Corp. + .........................       3,000             81,750
Harte-Hanks, Inc. ......................       2,200             55,000
                                                           ------------
                                                                174,150
                                                           ------------
SERVICES (COMMERCIAL & CONSUMER) (1.4%)
Apollo Group, Inc. .....................       2,200             61,600
Cintas Corp. ...........................       5,300            194,444
Devry, Inc. + ..........................       1,900             50,231
Navigant Consulting, Inc. + ............         700              2,975
NCO Group, Inc. + ......................       1,100             25,437
Ogden Corp. ............................         800              7,200
Pittston Brink's Group .................       1,100             15,056
Rollins, Inc. ..........................         500              7,438
Stewart Enterprises, Inc. ..............         800              2,825
Sylvan Learning Systems, Inc. + ........         400              5,500
Viad Corp. .............................       4,200            114,450
                                                           ------------
                                                                487,156
                                                           ------------
SERVICES (COMPUTER SYSTEMS) (2.3%)
Cambridge Technology Partners,  Inc. ...       2,000             17,438
Comdisco, Inc. .........................      10,100            225,356

                                           NUMBER OF           MARKET
                                            SHARES             VALUE
                                          ------------     ------------
SERVICES (COMPUTER SYSTEMS) (CONTINUED)
Gartner Group, Inc. + ..................       2,800       $     27,650
Investment Technology Group, Inc. + ....       1,000             42,562
Keane, Inc. + ..........................       4,400             95,150
MarchFirst, Inc. + .....................       9,600            175,200
Policy Management Systems Corp. + ......       1,200             18,450
Sungard Data Systems, Inc. + ...........       4,800            148,800
Sykes Enterprises, Incorporated + ......       1,300             16,738
                                                           ------------
                                                                767,344
                                                           ------------
SERVICES (DATA PROCESSING) (3.3%)
CheckFree Holdings Corporation + .......       3,500            180,469
Concord EFS, Inc. + ....................       7,550            196,300
CSG Systems International, Inc. + ......       3,100            173,794
DST Systems, Inc. + ....................       3,000            228,375
Fiserv, Inc. + .........................       6,200            268,150
NOVA Corp. + ...........................       2,600             72,637
                                                           ------------
                                                              1,119,725
                                                           ------------
SERVICES (EMPLOYMENT) (1.0%)
Kelly Services, Inc. ...................       1,200             27,750
Manpower, Inc. .........................       3,400            108,800
Modis Professional Services + ..........       2,900             25,737
Robert Half International, Inc. + ......       6,300            179,550
                                                           ------------
                                                                341,837
                                                           ------------
SHIPPING (0.2%)
Alexander & Baldwin, Inc. ..............       1,400             30,888
Overseas Shipholding Group, Inc. .......         800             19,700
                                                           ------------
                                                                 50,588
                                                           ------------
SPECIALITY PRINTING (0.2%)
Banta Corp. ............................         300              5,681
Valassis Communications, Inc. + ........       1,800             68,625
                                                           ------------
                                                                 74,306
                                                           ------------
STEEL (0.1%)
AK Steel Holding Corp. .................       1,500             12,000
UCAR International, Inc. + .............       1,500             19,594
                                                           ------------
                                                                 31,594
                                                           ------------
TELEPHONE (1.7%)
Broadwing Inc. .........................       7,100            184,156
Telephone & Data Systems, Inc. .........       3,900            390,975
                                                           ------------
                                                                575,131
                                                           ------------
TEXTILES (APPAREL) (0.4%)
Jones Apparel Group, Inc. + ............       5,900            138,650
Warnaco Group, Inc. (The) ..............       1,000              7,750
                                                           ------------
                                                                146,400
                                                           ------------
TEXTILES (HOME FURNISHINGS) (0.2%)
Mohawk Industries, Inc. + ..............       1,600             34,800
Shaw Industries, Inc. + ................       1,700             21,250
Westpoint Stevens, Inc. + ..............       1,000             11,125
                                                           ------------
                                                                 67,175
                                                           ------------
TEXTILES (SPECIALITY) (0.1%)
Unifi, Inc. + ..........................       1,100             13,613

                                      See Notes to Portfolio of Investments.  23

INDEX PLUS PORTFOLIOS
PORTFOLIO OF INVESTMENTS - JUNE 30, 2000 (UNAUDITED)
INDEX PLUS MID CAP (CONTINUED)
--------------------------------------------------------------------------------

                                            NUMBER OF          MARKET
                                             SHARES            VALUE
                                           -----------     ------------
TEXTILES (SPECIALITY) (CONTINUED)
Wellman, Inc. ..........................       1,100       $     17,806
                                                                 31,419
                                                           ------------
TOBACCO (0.3%)
R.J. Reynolds Tobacco Holdings, Inc. ...       3,500             97,781
                                                           ------------
TRUCKERS (0.2%)
Arnold Industries, Inc. ................         600              7,238
C.H. Robinson Worldwide, Inc. ..........       1,200             59,400
Swift Transportation Co., Inc. + .......         700              9,800
                                                                 76,438
                                                           ------------
WATER UTILITIES (0.1%)
American Water Works Co., Inc. .........       1,300             32,500
TOTAL COMMON STOCKS (COST $31,798,083)                       32,311,836
                                                           ------------
                                           PRINCIPAL
                                            AMOUNT
                                          -----------
SHORT-TERM INVESTMENTS (7.4%)
Federal Home Loan Mortgage
 Corp., 6.57%, 07/03/00.................  $2,498,000          2,498,000
TOTAL SHORT-TERM INVESTMENTS
 (COST $2,498,000)                                            2,498,000
                                                           ------------
TOTAL INVESTMENTS (COST $34,296,083)(a)                      34,809,836
OTHER ASSETS LESS LIABILITIES                                (1,034,981)
                                                           ------------
TOTAL NET ASSETS                                            $33,774,855
                                                           ------------

NOTES TO PORTFOLIO OF INVESTMENTS

(a) The cost of investments for federal income tax purposes amounts to $35,755,700. Unrealized gains and losses, based on identified tax cost at June 30, 2000, are as follows:

Unrealized gains............................             $ 1,744,407

Unrealized losses...........................              (2,690,271)
                                                         -----------

 Net unrealized loss........................             $ (945,864)
                                                         ==========

24  See Notes to Financial Statements.

INDEX PLUS PORTFOLIOS
PORTFOLIO OF INVESTMENTS - JUNE 30, 2000 (UNAUDITED)
INDEX PLUS SMALL CAP
--------------------------------------------------------------------------------

                                            NUMBER OF          MARKET
                                             SHARES             VALUE
                                           ------------     ------------
COMMON STOCKS (95.1%)
AEROSPACE/DEFENSE (0.5%)
AAR Corp. ...............................        500        $      6,000
Alliant Techsystems, Inc. + .............        400              26,975
BE Aerospace, Inc. + ....................        400               2,750
Orbital Sciences Corp. + ................      1,300              15,844
Teledyne Technologies Incorporated + ....      1,000              16,750
                                                            ------------
                                                                  68,319
                                                            ------------
AGRICULTURE (0.5%)
Corn Products International, Inc. .......      1,400              37,100
Delta & Pine Land Co. ...................      1,400              35,087
DIMON Inc. ..............................      1,900               4,038
                                                            ------------
                                                                  76,225
                                                            ------------
AIR FREIGHT (0.7%)
Circle International Group, Inc. ........        300               7,538
Expeditors International of Washington,
 Inc.....................................      1,900              90,250
Fritz Companies, Inc. + .................      1,300              13,406
                                                            ------------
                                                                 111,194
                                                            ------------
AIRLINES (0.4%)
Atlantic Coast Airlines Holdings, Inc. +         700              22,225
Mesa Air Group, Inc. + ..................      1,100               6,085
SkyWest, Inc. ...........................        900              33,356
                                                            ------------
                                                                  61,666
                                                            ------------
AUTO PARTS & EQUIPMENT (1.1%)
Applied Industrial Technologies, Inc. ...      1,300              21,288
Gentex Corp. + ..........................      2,400              60,300
Intermet Corp. ..........................        400               2,750
Mascotech Inc. ..........................      1,700              18,381
Midas, Inc. .............................        600              12,000
Simpson Industries, Inc. ................        300               2,259
Standard Motor Products, Inc. ...........        500               4,250
TBC Corp. + .............................        400               1,850
Tenneco Automotive Inc. .................        600               3,150
Tower Automotive, Inc. + ................      1,700              21,250
Wynn's International, Inc. ..............        650              14,747
                                                            ------------
                                                                 162,225
                                                            ------------
BANKS & THRIFTS (0.1%)
First Bancorp ...........................      1,000              18,563
                                                            ------------
BANKS (REGIONAL) (3.6%)
Centura Banks, Inc. .....................        600              20,363
Chittenden Corp. ........................      1,000              24,437
Commerce Bancorp, Inc. ..................      1,166              53,636
Commercial Federal Corp. ................      1,900              29,569
Community First Bankshares, Inc. ........      1,700              27,731
Cullen/Frost Bankers, Inc. ..............      2,000              52,625
First Midwest Bancorp, Inc. .............      1,550              36,037
Investors Financial Services Corp. ......      1,000              39,687
Provident Bankshares Corp. ..............        866              11,691
Riggs National Corp. ....................      1,100              13,888
Silicon Valley Bancshares + .............      2,700             115,087

                                            NUMBER OF          MARKET
                                             SHARES             VALUE
                                           ------------     ------------
Banks (Regional) (Continued)
South Financial Group, Inc. (The) .......        400        $      5,800
Southwest Bancorporation of Texas, Inc. +        900              18,675
Susquehanna Bancshares, Inc. ............      1,250              17,813
TrustCo Bank Corp. NY ...................      1,980              24,750
United Bankshares, Inc. .................      1,600              29,100
Whitney Holdings Corp. ..................        800              27,350
                                                            ------------
                                                                 548,239
                                                            ------------
BEVERAGES (NON-ALCOHOLIC) (0.2%)
Coca-Cola Bottling Co. ..................        300              13,650
Triarc Co., Inc. + ......................        900              18,450
                                                            ------------
                                                                  32,100
                                                            ------------
BEVERAGES - ALCOHOLIC (0.5%)
Beringer Wine Estates Holdings, Inc. + ..        700              24,719
Canandiagua Brands, Inc. + ..............      1,100              55,481
                                                            ------------
                                                                  80,200
                                                            ------------
BIOTECHNOLOGY (4.9%)
Advanced Tissue Sciences, Inc. + ........      1,700              13,653
Alliance Pharmaceutical Corp. + .........      1,500              16,875
Bio-Technology General Corp. + ..........        800              10,550
Biomatrix, Inc. + .......................        900              20,362
Cephalon, Inc. + ........................      1,600              95,800
COR Therapeutics, Inc. + ................        900              76,781
Enzo Biochem, Inc. + ....................        900              62,100
IDEXX Laboratories, Inc. + ..............      1,800              41,175
Immune Response Corporation (The) + .....        900               9,788
Organogenesis Inc. + ....................      1,000              11,438
Protein Design Labs, Inc. + .............        700             115,467
Regeneron Pharmaceuticals + .............      1,200              35,775
Techne Corporation + ....................      1,000             130,000
Vertex Pharmaceutical, Inc. + ...........      1,000             105,375
                                                            ------------
                                                                 745,139
                                                            ------------
BUILDING MATERIALS GROUP (0.2%)
Simpson Manufacturing Co., Inc. + .......        500              23,906
Universal Forest Products, Inc. .........        700               9,625
                                                            ------------
                                                                  33,531
                                                            ------------
CHEMICALS (0.2%)
ChemFirst Inc. ..........................        600              14,475
Geon Co. (The) ..........................        800              14,800
                                                            ------------
                                                                  29,275
                                                            ------------
CHEMICALS - DIVERSIFIED (0.0%)
Penford Corp. ...........................        200               4,300
                                                            ------------
CHEMICALS SPECIALITY (1.0%)
Arch Chemicals, Inc. ....................        800              17,500
Cambrex Corp. ...........................      1,200              54,000
Lilly Industries,  Inc. .................        300               9,019
MacDermid, Inc. .........................        500              11,750
Material Sciences Corp. + ...............        500               5,000
OM Group, Inc. ..........................        900              39,600
Omnova Solutions Inc. ...................      1,400               8,750

                                      See Notes to Portfolio of Investments.  25

INDEX PLUS PORTFOLIOS
PORTFOLIO OF INVESTMENTS - JUNE 30, 2000 (UNAUDITED)
INDEX PLUS SMALL CAP (CONTINUED)
--------------------------------------------------------------------------------

                                            NUMBER OF          MARKET
                                             SHARES            VALUE
                                           ------------     ------------
CHEMICALS SPECIALITY (CONTINUED)
Quaker Chemical Corp. ...................        300        $      5,212
                                                            ------------
                                                                 150,831
                                                            ------------
COMMUNICATIONS EQUIPMENT (4.1%)
Adaptive Broadband Corp. + ..............      1,400              51,450
Allen Telecom Inc. + ....................        900              15,919
Anixter International, Inc. + ...........      2,200              58,300
Aspect Communications Corporation + .....      3,200             125,800
Audiovox Corp. + ........................        900              19,856
Brightpoint, Inc. + .....................      3,400              29,431
Cable Design Technologies, Inc. + .......      1,750              58,625
Davox Corp. + ...........................        800              10,350
Digital Microwave Corp. + ...............      2,600              99,125
Inter-Tel, Inc. .........................        900              14,456
Plantronics, Inc. + .....................        600              69,300
Proxim, Inc. + ..........................        500              49,485
Symmetricom, Inc. + .....................        500              12,625
                                                            ------------
                                                                 614,722
                                                            ------------
COMPUTERS (HARDWARE) (0.6%)
National Instruments Corp. + ............      1,700              74,162
Telxon Corp. + ..........................        500               8,938
                                                            ------------
                                                                  83,100
                                                            ------------
COMPUTERS (NETWORKING) (0.3%)
Apex Inc. + .............................        800              35,000
Digi International, Inc. + ..............        300               1,950
Network Equipment Technology Inc. + .....        700               7,044
Standard Microsystems Corporation + .....        500               7,687
                                                            ------------
                                                                  51,681
                                                            ------------
COMPUTERS (PERIPHERALS) (0.7%)
Centigram Communications Corp. + ........        300               7,669
Cybex Computer Products Corp. + .........        700              30,100
Komag, Incorporated + ...................      1,700               2,975
Micros Systems, Inc. + ..................        600              11,137
Xircom, Inc. + ..........................      1,100              52,250
                                                            ------------
                                                                 104,131
                                                            ------------
COMPUTERS SOFTWARE/SERVICES (8.0%)
American Management Systems, Inc. + .....      1,500              49,242
Aspen Technology, Inc. + ................      1,300              50,050
Avid Technology, Inc. + .................        900              10,800
AVT Corp. + .............................        500               3,688
BARRA, Inc. + ...........................        700              34,694
Concord Communications, Inc. + ..........        300              11,962
Dendrite International, Inc. + ..........      1,500              49,969
eLoyalty Corporation + ..................      1,600              20,400
ePresence, Inc. .........................        800               5,800
Fair Isaac & Co., Inc. ..................        500              22,000
FileNET Corp. + .........................      1,100              20,212
Great Plains Software, Inc. + ...........        600              11,775
Henry (Jack) & Associates, Inc. .........      2,500             125,312
HNC Software Inc. + .....................      1,000              61,750
Hyperion Solutions Corp. + ..............      1,200              38,925

                                           NUMBER OF           MARKET
                                             SHARES            VALUE
                                           ------------     ------------
COMPUTERS SOFTWARE/SERVICES (CONTINUED)
Kronos, Inc. + ..........................        450          $   11,700
Mercury Interactive Corp. + .............      2,900             280,575
Phoenix Technologies Ltd. + .............      1,500              24,469
Progress Software Corp. + ...............      1,300              23,319
Project Software & Development,  Inc. + .        800              14,400
QRS Corp. + .............................        200               4,912
RadiSys Corporation + ...................        600              34,050
Remedy Corp. + ..........................      1,100              61,325
RSA Security Inc. + .....................      1,500             103,875
SAGA SYSTEMS, Inc. + ....................      1,700              21,144
Systems & Computer Technology Corp. .....      1,100              22,000
Verity, Inc. + ..........................      1,900              72,200
Visual Networks, Inc. ...................        800              22,800
                                                            ------------
                                                               1,213,348
                                                            ------------
CONSTRUCTION (0.1%)
Florida Rock Industries, Inc. ...........        600              21,375
                                                            ------------
CONSUMER (JEWELRY/NOVELTIES) (0.3%)
Cross (A.T.) Co. ........................        700               3,456
Cyrk International, Inc. + ..............        500               2,500
Department 56, Inc. + ...................        200               2,200
Enesco Group, Inc. ......................        400               1,900
Fossil, Inc. + ..........................      1,050              20,409
Franklin Covey Co. + ....................        700               4,856
Russ Berrie & Co., Inc. .................        700              13,475
Swiss Army Brands,  Inc. + ..............        100                 513
                                                            ------------
                                                                  49,309
                                                            ------------
CONSUMER FINANCE (0.3%)
Americredit Corp. + .....................      2,700              45,900
Cash America International, Inc. ........        900               6,637
                                                            ------------
                                                                  52,537
                                                            ------------
DISTRIBUTORS (FOOD & HEALTH) (1.7%)
Bindley Western Industries, Inc. ........      1,233              32,598
Fleming Companies, Inc. .................      1,300              16,981
Nash-Finch Co. ..........................        400               3,300
Owens & Minor, Inc. .....................      2,100              36,094
Patterson Dental Co. + ..................      1,600              81,600
Performance Food Group Company + ........        500              16,000
Priority Healthcare Corp. + .............        804              59,747
United Natural Foods, Inc. + ............        600               8,250
                                                            ------------
                                                                 254,570
                                                            ------------
ELECTRIC COMPANIES (0.7%)
Bangor Hydro-Electric Co. ...............        300               7,031
Central Vermont Public Service Corp. ....        400               4,400
CH Energy Group, Inc. ...................        600              20,363
Northwestern Corp. ......................        800              18,500
UniSource Energy Corp. + ................      1,100              16,500
United Illuminating Co. .................        900              39,375
                                                            ------------
                                                                 106,169
                                                            ------------
ELECTRICAL EQUIPMENT (6.1%)
Artesyn Technologies, Inc. + ............      1,300              36,156

26  See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------

                                           NUMBER OF           MARKET
                                             SHARES            VALUE
                                           ------------     ------------
ELECTRICAL EQUIPMENT (CONTINUED)
Baldor Electric Co. .....................      1,200        $     22,350
Belden, Inc. ............................      1,100              28,187
Benchmark Electronics, Inc. + ...........        600              21,938
Black Box Corp. + .......................        700              55,420
C&D Technologies, Inc. ..................      1,200              67,800
C-COR.net Corp. + .......................      1,200              32,400
Checkpoint Systems, Inc. + ..............      1,400              10,500
Cohu,  Inc. .............................        800              21,575
Electro Scientific Industries, Inc. + ...      1,300              57,241
Harman International Industries .........      1,100              67,100
Harmon Industries, Inc. .................        400               5,300
Itron, Inc. + ...........................        500               4,125
KEMET Corp. + ...........................      5,400             135,337
Park Electrochemical Corp. ..............        200               7,213
Plexus Corp. + ..........................        800              90,400
Smith (A.O.) Corp. ......................        850              17,797
Technitrol, Inc. ........................      1,000              96,875
Three-Five Systems, Inc. + ..............        999              58,941
Vicor Corp. + ...........................      1,400              48,737
Watsco, Inc. ............................      1,100              13,750
Zixit Corp. + ...........................        600              27,638
                                                            ------------
                                                                 926,780
                                                            ------------
ELECTRONICS (COMPONENT DIST.) (0.2%)
Kent Electronics Corp. + ................      1,000              29,813
Pioneer Standard Electronics Corp. ......        400               5,900
                                                            ------------
                                                                  35,713
                                                            ------------
ELECTRONICS (DEFENSE) (0.2%)
Mercury Computer Systems, Inc. + ........        800              25,850
                                                            ------------
ELECTRONICS (INSTRUMENTS) (2.0%)
Alpha Industries, Inc. + ................      1,600              70,500
Analogic Corp. ..........................        500              20,000
Coherent, Inc. + ........................      1,000              83,875
Methode Electronics, Inc. ...............      1,300              50,213
Trimble Navigation Ltd. + ...............      1,400              68,337
X-Rite, Inc. ............................        800               7,300
                                                            ------------
                                                                 300,225
                                                            ------------
ELECTRONICS (SEMICONDUCTORS) (4.4%)
Actel Corporation + .....................      1,400              63,875
Alliance Semiconductor Corp. ............      2,600              63,863
American Xtal Technology, Inc. + ........        600              25,950
C-Cube Microsystems Inc. ................      1,400              27,475
Dallas Semiconductor Corp. ..............      2,200              89,650
ESS Technology, Inc. + ..................      1,500              21,750
General Semiconductor Corp. + ...........      1,800              26,550
International Rectifier Corp. + .........      3,000             168,000
Lattice Semiconductor Corp. + ...........      2,300             158,987
S3 Incorporated + .......................      1,200              17,700
                                                            ------------
                                                                 663,800
                                                            ------------
ENGINEERING & CONSTRUCTION (0.8%)
Butler Manufacturing Co. ................        300               5,100

                                            NUMBER OF           MARKET
                                             SHARES             VALUE
                                           ------------     ------------
ENGINEERING & CONSTRUCTION (CONTINUED)
Dycom Industries, Inc. + ................      1,825        $     83,950
Foster Wheeler Corp. ....................        600               5,175
Morrison Knudsen Corp. + ................      2,000              14,500
URS Corp. + .............................        600               9,150
                                                            ------------
                                                                 117,875
                                                            ------------
ENTERTAINMENT (0.0%)
GC Companies, Inc. + ....................        100               2,238
                                                            ------------
EQUIPMENT (SEMICONDUCTORS) (1.5%)
Electroglas, Inc. + .....................      1,300              27,950
Helix Technology Corp. ..................        900              35,100
Kulicke & Soffa Industries, Inc. + ......      1,200              71,250
Phototronics, Inc. + ....................        800              22,700
Silicon Valley Group, Inc. + ............      2,100              54,337
Speesfam International Inc. + ...........        500               9,094
Ultratech Stepper, Inc. + ...............        700              10,413
                                                            ------------
                                                                 230,844
                                                            ------------
FINANCIAL (DIVERSIFIED) (0.9%)
Mutual Risk Management Ltd. .............      1,400              24,238
Pioneer Group, Inc. + ...................      1,000              42,375
SEI Investments Co. .....................      1,800              71,662
                                                            ------------
                                                                 138,275
                                                            ------------
FOODS (1.2%)
Agribrands International, Ltd + .........        400              16,775
American Italian Pasta Co. + ............        600              12,412
Earthgrains Co. (The) ...................      1,400              27,212
Hain Celestial Group, Inc. ..............        900              33,019
J&J Snack Foods Corp. + .................        300               5,363
Michael Foods, Inc. .....................      1,000              24,500
Ralcorp Holdings, Inc. + ................        500               6,125
Smithfields Foods, Inc. + ...............      1,900              53,319
                                                            ------------
                                                                 178,725
                                                            ------------
FOOTWEAR (1.0%)
Brown Shoe Co., Inc. ....................        600               7,800
Justin Industries, Inc. .................      1,000              21,875
K-Swiss Inc. ............................        500               7,969
Stride Rite Corp. .......................      1,500               9,187
Timberland Co. (The) + ..................      1,200              84,975
Wolverine World Wide, Inc. ..............      1,400              13,825
                                                            ------------
                                                                 145,631
                                                            ------------
GAMING, LOTTERY, & PARI-MUTUEL (0.6%)
Anchor Gaming + .........................        600              28,762
Aztar Corp. + ...........................      2,700              41,850
Pinnacle Entertainment, Inc. + ..........        900              17,494
                                                            ------------
                                                                  88,106
                                                            ------------
GOLD/PRECIOUS METALS MINING (0.1%)
Stillwater Mining Co. + .................        650              18,119
                                                            ------------
HARDWARE & TOOLS (0.5%)
Scotts Co. (The) + ......................      1,000              36,500
Toro Co. ................................        800              26,350

                                      See Notes to Portfolio of Investments.  27

INDEX PLUS PORTFOLIOS
PORTFOLIO OF INVESTMENTS - JUNE 30, 2000 (UNAUDITED)
INDEX PLUS SMALL CAP (CONTINUED)
--------------------------------------------------------------------------------

                                            NUMBER OF           MARKET
                                             SHARES             VALUE
                                           ------------     ------------
HARDWARE & TOOLS (CONTINUED)
WD-40 Co. ...............................        600        $     12,450
                                                            ------------
                                                                  75,300
                                                            ------------
HEALTH CARE (DRUGS) (3.0%)
Alpharma, Inc. ..........................      1,700             105,825
Barr Laboratories, Inc. + ...............      1,200              53,775
Cygnus, Inc. + ..........................        400               5,700
Dura Pharmaceuticals, Inc. + ............      1,500              21,563
Jones Medical Industries, Inc. ..........      4,050             161,747
Medicis Pharmaceutical Corp. + ..........      1,400              79,800
Noven Pharmaceuticals, Inc. + ...........        900              27,056
                                                            ------------
                                                                 455,466
                                                            ------------
HEALTH CARE (HOSPITAL MANAGEMENT) (0.8%)
Universal Health Services, Inc. + .......      1,900             124,450
                                                            ------------
HEALTH CARE (MANAGED CARE) (0.2%)
Coventry Health Care, Inc. + ............      2,100              27,989
US Oncology, Inc. + .....................      1,200               6,000
                                                            ------------
                                                                  33,989
                                                            ------------
HEALTH CARE (MEDICAL PRODUCTS/SUPPLIES) (2.2%)
ADAC Laboratories + .....................      1,200              28,800
CONMED Corp. + ..........................        500              12,986
Cooper Companies, Inc. ..................        500              18,188
Datascope Corp. + .......................        600              21,600
Diagnostic Products Corp. ...............        500              16,000
Hologic, Inc. + .........................        700               4,725
Invacare Corp. ..........................      1,000              26,250
Mentor Corp. ............................        800              21,750
ResMed Inc. + ...........................      1,200              32,100
Respironics, Inc. + .....................      1,100              19,800
Sola International, Inc. + ..............        800               3,900
Spacelabs Medical, Inc. + ...............        200               2,250
Sunrise Medical Inc. + ..................        800               3,900
Syncor International Corp. + ............        400              28,800
Theragenics Corp. + .....................        900               7,706
Varian Medical Systems, Inc. + ..........      1,500              58,687
Vital Signs, Inc. .......................        400               7,250
Wesley Jessen VisionCare, Inc. + ........        600              22,537
                                                            ------------
                                                                 337,229
                                                            ------------
HEALTH CARE (SPECIAL SERVICES) (1.1%)
Advance Paradigm, Inc. + ................        400               8,200
Curative Health Services, Inc. + ........        400               2,413
Hooper Holmes, Inc. .....................      2,400              19,200
Maximus, Inc. + .........................        700              15,487
Orthodontic Centers of America, Inc. + ..      2,300              52,037
PAREXEL International Corp. + ...........        400               3,825
Pediatrix Medical Group, Inc. + .........        500               5,813
Pharmaceutical Product Development, Inc.
 +.......................................        900              18,900
Renal Care Group, Inc. + ................      1,650              40,348
                                                            ------------
                                                                 166,223
                                                            ------------
                                           NUMBER OF            MARKET
                                             SHARES             VALUE
                                          -----------       ------------
HOMEBUILDING (1.3%)
Champion Enterprises, Inc. + ............        700        $      3,413
D.R. Horton, Inc. .......................      2,075              28,142
Fleetwood Enterprises, Inc. .............      1,100              15,675
MDC Holdings, Inc. ......................      1,400              26,075
NVR, Inc. + .............................        600              34,200
Ryland Group, Inc. ......................        700              15,487
Skyline Corp. ...........................        300               6,450
Standard Pacific Corp. ..................      1,900              19,000
Toll Brothers, Inc. + ...................      2,200              45,100
                                                            ------------
                                                                 193,542
                                                            ------------
HOUSEHOLD FURNISHINGS & APPLIANCES (0.3%)
Ethan Allen Interiors, Inc. .............        650              15,600
Fedders Corp. ...........................      1,200               6,975
La-Z-Boy, Inc. ..........................      2,000              28,000
                                                            ------------
                                                                  50,575
                                                            ------------
HOUSEWARES (0.4%)
Applica Incorporated ....................        800               9,050
Libbey Inc. .............................        600              19,275
National Presto Industries, Inc. ........        300               9,225
Royal Appliance Mfg. Co. + ..............        500               2,844
Salton, Inc. + ..........................        600              22,125
                                                            ------------
                                                                  62,519
                                                            ------------
INSURANCE (LIFE/HEALTH) (0.2%)
Delphi Financial Group, Inc. + ..........        734              24,910
                                                            ------------
INSURANCE (PROPERTY/CASUALTY) (1.5%)
Enhance Financial Services Group,  Inc. .      1,400              20,125
Fidelity National Financial, Inc. .......      2,200              40,287
First American Financial Corp. ..........      2,400              34,350
Radian Group Inc. .......................      1,400              72,450
RLI Corp. ...............................        400              13,900
SCPIE Holdings Inc. .....................        400               8,200
Selective Insurance Group, Inc. .........      1,000              19,000
Zenith National Insurance ...............        600              12,750
                                                                 221,062
                                                            ------------
INSURANCE BROKERS (0.5%)
Gallagher (Arthur J.) & Co. .............      1,300              54,600
Hilb, Rogal and Hamilton Co. ............        500              17,344
                                                            ------------
                                                                  71,944
                                                            ------------
INVESTMENT BANKING/BROKERAGE (1.0%)
Dain Rauscher Corp. .....................        700              46,200
Jefferies Group, Inc. ...................        800              16,150
Morgan Keegan, Inc. .....................      1,800              26,550
National Discount Brokers Group, Inc. + .        600              19,125
Raymond James Financial, Inc. ...........      2,200              49,500
                                                            ------------
                                                                 157,525
                                                            ------------
INVESTMENT MANAGEMENT (0.4%)
Eaton Vance Corp. .......................      1,300              60,125
                                                            ------------
LEISURE TIME (PRODUCTS) (0.7%)
Arctic Cat, Inc. ........................      1,500              17,812
JAKKS Pacific, Inc. + ...................        600               8,850

28  See Notes to Portfolio of Investments.

INDEX PLUS PORTFOLIOS
PORTFOLIO OF INVESTMENTS - JUNE 30, 2000 (UNAUDITED)
INDEX0 PLUS SMALL CAP (CONTINUED)
--------------------------------------------------------------------------------

                                              NUMBER OF          MARKET
                                               SHARES            VALUE
                                            ------------    --------------
LEISURE TIME (PRODUCTS) (CONTINUED)
K2 Inc. + ...............................        900        $      7,481
Monaco Coach Corp. + ....................        300               4,088
Polaris Industries, Inc. ................        900              28,800
SCP Pool Corp. ..........................        750              17,625
Sturm, Ruger & Co., Inc. ................        900               7,988
Thor Industries, Inc. ...................        400               8,400
Winnebago Industries, Inc. ..............        800              10,450
                                                            ------------
                                                                 111,494
                                                            ------------
LODGING - HOTELS (0.2%)
Marcus Corp. ............................        900              10,913
Prime Hospitality Corp. + ...............      1,600              15,100
                                                            ------------
                                                                  26,013
                                                            ------------
MACHINERY - DIVERSIFIED (0.5%)
Applied Power, Inc. .....................      1,400              46,900
Gardner Denver Machinery, Inc. + ........        500               8,938
Manitowoc Co., Inc. (The) ...............        950              25,412
                                                            ------------
                                                                  81,250
                                                            ------------
MANUFACTURING (DIVERSIFIED) (1.6%)
Amcol International Corp. ...............        900              14,850
Barnes Group, Inc. ......................        600               9,788
CLARCOR, Inc. ...........................        800              15,900
CUNO Incorporated + .....................        600              13,875
Esterline Technologies Corp. + ..........        700              10,412
GenCorp, Inc. ...........................      1,500              12,000
Graco, Inc. .............................        800              26,000
Griffon Corp. + .........................      1,000               5,563
Idex Corp. ..............................      1,100              34,719
Kaman Corp. .............................        800               8,550
Lawson Products, Inc. ...................        400               9,850
Myers Industries, Inc. ..................        730               7,848
Scott Technologies, Inc. + ..............        600              10,312
Standex International Corp. .............        400               6,350
Thomas Industries, Inc. .................        600              10,612
Tredegar Industries, Inc. ...............      1,300              24,700
Valmont Industries, Inc. ................        800              15,900
                                                            ------------
                                                                 237,229
                                                            ------------
MANUFACTURING (SPECIALIZED) (3.1%)
AptarGroup, Inc. ........................      1,300              35,100
BMC Industries, Inc. ....................        500               2,031
Brady (W.H.) Co. ........................        900              29,250
Cognex Corp. + ..........................      1,600              82,800
CTS Corp. ...............................      1,100              49,500
Dionex Corp. + ..........................        800              21,400
Flow International Corporation + ........        500               5,000
Insituform Technologies, Inc. + .........      1,200              32,550
Intermagnetics General Corp. + ..........        400               7,575
Ionics, Inc. + ..........................        200               6,125
JLG Industries, Inc. ....................      1,500              17,812
Lindsay Manufacturing Co. ...............        400               7,850
Lydall, Inc. + ..........................        500               5,313

                                              NUMBER OF          MARKET
                                               SHARES            VALUE
                                            ------------    ------------
MANUFACTURING (SPECIALIZED) (CONTINUED)
Paxar Corp. + ...........................      2,300        $     27,456
Regal-Beloit Corp. ......................        800              12,850
Reliance Steel & Aluminum Co. ...........        950              18,169
Robbins & Myers, Inc. ...................        400               9,125
Roper Industries, Inc. ..................      1,000              25,625
Specialty Equipment Companies, Inc. + ...        600              16,275
SPS Technologies, Inc. + ................        500              20,531
Valence Technology, Inc. + ..............      1,200              22,125
Watts Industries, Inc. ..................        800              10,100
                                                            ------------
                                                                 464,562
                                                            ------------
METAL FABRICATORS (0.7%)
Brush Wellman, Inc. .....................        600               9,375
Mueller Industries, Inc. + ..............      1,700              47,600
RTI International Metals, Inc. + ........        600               6,825
Shaw Group, Inc. + ......................        600              28,275
Wolverine Tube, Inc. + ..................        400               6,800
                                                            ------------
                                                                  98,875
                                                            ------------
NATURAL GAS (DISTRIBUTION - PIPE LINE) (1.2%)
Atmos Energy Corp. ......................      1,100              19,250
Cascade Natural Gas Corp. ...............        400               6,675
Energen Corp. ...........................      1,400              30,537
Laclede Gas Co. .........................        600              11,550
New Jersey Resources Corp. ..............        600              22,838
Northwest Natural Gas Co. ...............        800              17,900
Piedmont Natural Gas, Inc. ..............      1,100              29,219
Southwest Gas Corp. .....................        500               8,750
Southwestern Energy Co. .................      1,500               9,375
UGI Corporation .........................      1,000              20,500
                                                            ------------
                                                                 176,594
                                                            ------------
OFFICE EQUIPMENT & SUPPLIES (0.4%)
New England Business Service, Inc. ......        500               8,125
United Stationers, Inc. + ...............      1,600              51,800
                                                            ------------
                                                                  59,925
                                                            ------------
OIL & GAS (DRILLING & EQUIPMENT) (1.1%)
Atwood Oceanics, Inc. + .................        700              31,062
Cal Dive International, Inc. + ..........        300              16,256
Dril-Quip, Inc. + .......................        300              14,025
Input/Output, Inc. ......................      1,900              16,031
Oceaneering International, Inc. + .......        400               7,600
Offshore Logistics, Inc. + ..............        800              11,500
Pride International, Inc. + .............        900              22,275
SEACOR SMIT Holdings + ..................        600              23,213
Veritas DGC, Inc. + .....................        800              20,800
                                                            ------------
                                                                 162,762
                                                            ------------
OIL & GAS (EXPLORATION/PRODUCTION) (3.7%)
Barrett Resources Corp. + ...............      1,200              36,525
Cabot Oil & Gas Corp. ...................      1,800              38,137
Cross Timbers Oil Co. ...................      1,800              39,825
HS Resources, Inc. + ....................      1,200              36,000
Louis Dreyfus Natural Gas Corp. + .......      2,700              84,544

                                      See Notes to Portfolio of Investments.  29

INDEX PLUS PORTFOLIOS
PORTFOLIO OF INVESTMENTS - JUNE 30, 2000 (UNAUDITED)
INDEX PLUS SMALL CAP (CONTINUED)
--------------------------------------------------------------------------------

                                              NUMBER OF         MARKET
                                               SHARES           VALUE
                                            ------------    ------------
OIL & GAS (EXPLORATION/PRODUCTION)
 (CONTINUED)
Neuvo Energy Company ....................        600            $ 11,325
Newfield Exploration Co. + ..............      2,600             101,725
Pogo Producing Co. ......................      1,500              33,187
Remington Oil & Gas Corporation + .......      1,400              10,500
St. Mary Land & Exploration Co. .........        700              29,444
Stone Energy Corp. + ....................        900              53,775
Vintage Petroleum, Inc. + ...............      3,900              87,994
                                                                 562,981
                                                            ------------
PAPER & FOREST PRODUCTS (0.5%)
Buckeye Technologies, Inc. + ............      1,700              37,294
Caraustar Industries, Inc. ..............        900              13,612
Deltic Timber Corporation ...............        400               8,550
Pope & Talbot, Inc. .....................      1,000              16,000
                                                                  75,456
                                                            ------------
PERSONAL CARE (0.2%)
Natures Sunshine Products, Inc. .........        600               4,200
NBTY, Inc. + ............................      4,100              26,138
                                                                  30,338
                                                            ------------
PHOTOGRAPHY/IMAGING (0.7%)
Pinnacle Systems, Inc. + ................      1,800              40,472
Zebra Technologies, Inc. + ..............      1,500              66,469
                                                                 106,941
                                                            ------------
PUBLISHING (0.3%)
Penton Media, Inc. ......................      1,200              42,000
Thomas Nelson, Inc. .....................        500               4,281
                                                                  46,281
                                                            ------------
RESTAURANTS (1.3%)
Applebee's International, Inc. ..........      1,000              30,312
CEC Entertainment, Inc. + ...............        950              24,344
Cheesecake Factory, Inc. (The) + ........      1,050              28,875
IHOP Corp. + ............................        400               6,700
Jack in the Box Inc. + ..................      1,400              34,475
Landry's Seafood Restaurants, Inc. + ....        800               6,800
Panera Bread Co. + ......................        500               5,062
Ruby Tuesday, Inc. ......................      2,300              28,894
Ryan's Family Steak Houses, Inc. + ......      1,200              10,125
Sonic Corp. + ...........................        650              19,094
Taco Cabana, Inc. + .....................        400               2,650
                                                                  197,33
                                                            ------------
RETAIL (BUILDING SUPPLIES) (0.1%)
Hughes Supply, Inc. .....................        800              15,800
                                                            ------------
RETAIL (DISCOUNTERS) (0.6%)
99 Cents Only Stores + ..................      1,166              46,494
Dress Barn, Inc. + ......................      1,100              24,338
Stein Mart, Inc. + ......................      1,500              15,375
                                                                  86,207
                                                            ------------
RETAIL (HOME SHOPPING) (0.4%)
Damark International, Inc. + ............        200               4,300
Insight Enterprises, Inc. + .............      1,000              59,312

                                              NUMBER OF          MARKET
                                               SHARES            VALUE
                                            ------------    ------------
RETAIL (HOME SHOPPING) (CONTINUED)
Lillian Vernon Corp. ....................        300             $ 3,150
                                                                  66,762
                                                            ------------
RETAIL - DEPARTMENT STORES (0.0%)
Gottschalks Inc. + ......................        200               1,263
                                                            ------------
RETAIL - SPECIALITY (2.1%)
Books-A-Million, Inc. + .................        300               1,388
Casey's General Stores, Inc. ............      1,900              19,712
Cost Plus, Inc. + .......................        700              20,081
Footstar, Inc. + ........................      1,200              39,900
Group 1 Automotive, Inc. + ..............        600               7,200
Hancock Fabrics, Inc. ...................        500               2,125
J. Baker, Inc. ..........................      1,000               5,813
Jo-Ann Stores, Inc. + ...................        600               4,200
Linens 'n Things, Inc. + ................      1,300              35,262
Michaels Stores, Inc. + .................      1,500              68,719
O'Reilly Automotive, Inc. + .............        800              11,100
Pier 1 Imports, Inc. ....................      3,700              36,075
The Pep Boys - Manny, Moe & Jack ........        800               4,800
Zale Corp. + ............................      1,700              62,050
                                                            ------------
                                                                 318,425
                                                            ------------
RETAIL SPECIALITY - APPAREL (0.6%)
Ann Taylor Stores Corp. + ...............      1,100              36,437
Cato Corp. (The) ........................      1,100              12,788
Goody's Family Clothing, Inc. + .........      1,100               6,050
Men's Wearhouse, Inc. + .................      1,400              31,237
Wet Seal, Inc. (The) - Class A ..........        500               6,563
                                                            ------------
                                                                  93,075
                                                            ------------
RETAIL STORES - FOOD CHAINS (0.3%)
Whole Foods Market, Inc. + ..............      1,000              41,313
                                                            ------------
SAVINGS & LOAN COMPANIES (1.0%)
Anchor Bancorp Wisconsin, Inc. ..........        900              13,781
Downey Financial Corp. ..................      1,730              50,170
MAF Bancorp, Inc. .......................        800              14,550
Queens County Bancorp, Inc. .............        700              12,906
Staten Island Bancorp, Inc. .............      1,500              26,438
Washington Federal, Inc. ................      1,800              32,850
                                                            ------------
                                                                 150,695
                                                            ------------
SERVICES (ADVERTISING/MARKETING) (1.9%)
ADVO, Inc. + ............................      1,300              54,600
Catalina Marketing Corp. + ..............        700              71,400
Information Resources, Inc. + ...........      1,100               4,331
Snyder Communications, Inc. + ...........      3,400              80,750
True North Communications, Inc. .........      1,800              79,200
                                                            ------------
                                                                 290,281
                                                            ------------
SERVICES (COMMERCIAL & CONSUMER) (2.9%)
Aaron Rents, Inc. .......................        300               3,769
Administaff, Inc. .......................        800              50,800
Angelica Corp. ..........................        300               2,400
Central Parking Corp. ...................      1,400              33,162
Cerner Corp. + ..........................      1,600              43,600

30  See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------

                                              NUMBER OF          MARKET
                                               SHARES            VALUE
                                            ------------    ------------
SERVICES (COMMERCIAL & CONSUMER) (CONTINUED)
Chemed Corp. ............................        400          $   11,275
ChoicePoint Inc. + ......................      1,415              62,967
Copart, Inc. + ..........................      2,000              32,000
CPI Corp. ...............................        200               4,225
F.Y.I. Incorporated + ...................        600              20,213
G&K Services,  Inc. .....................        800              20,050
Insurance Auto Autions, Inc. + ..........        400               8,450
Kroll O' Gara Co. (The) + ...............        700               4,681
Lennox International Inc. ...............      1,902              25,202
MemberWorks Inc. ........................        500              16,813
Pegasus Solutions Inc. ..................        600               6,525
Pre-Paid Legal Services, Inc. + .........        800              23,900
Primark Corp. + .........................        700              26,075
Regis Corp. .............................        600               7,500
StarTek, Inc. + .........................        700              35,262
                                                            ------------
                                                                 438,869
                                                            ------------
SERVICES (COMPUTER SYSTEMS) (0.3%)
Analysts International Corp. ............        400               3,725
Ciber, Inc. + ...........................      2,000              26,500
Computer Task Group, Inc. ...............        300               1,519
InterVoice, Inc. + ......................      1,200               7,875
                                                            ------------
                                                                  39,619
                                                            ------------
SERVICES (DATA PROCESSING) (1.6%)
BISYS Group,  Inc. (The) + ..............      1,000              61,500
Factset Research Systems, Inc. + ........      1,200              33,900
MedQuist, Inc. + ........................      1,300              58,212
National Computer Systems, Inc. .........      1,200              59,100
National Data Corp. .....................      1,100              25,300
                                                            ------------
                                                                 238,012
                                                            ------------
SERVICES (EMPLOYMENT) (0.7%)
CDI Corp. + .............................        600              12,225
Interim Services, Inc. + ................      2,400              42,600
On Assignment, Inc. .....................      1,000              30,500
Staffmark, Inc. + .......................      1,000               6,687
Volt Information Sciences, Inc. + .......        500              16,469
                                                            ------------
                                                                 108,481
                                                            ------------
SERVICES (FACILITIES/ENVIRONMENTAL) (0.3%)
ABM Industries, Inc. ....................        800              18,400
Tetra Technologies Inc. + ...............      1,325              30,309
                                                            ------------
                                                                  48,709
                                                            ------------
SHIPPING (0.1%)
Kirby Corp. + ...........................      1,000              21,250
                                                            ------------
SPECIALITY PRINTING (0.3%)
Bowne & Co., Inc. .......................      1,100              11,069
Consolidated Graphics, Inc. + ...........        500               4,688
Harland (John H.) Co. ...................      1,800              26,887
                                                            ------------
                                                                  42,644
                                                            ------------
STEEL (0.2%)
Birmingham Steel Corporation ............        900               3,488
Castle (A.M.) & Co. .....................        900               7,481

                                             NUMBER OF          MARKET
                                               SHARES            VALUE
                                            ------------    ------------
STEEL (CONTINUED)
Commercial Metals Co. ...................        600            $ 16,500
Quanex Corp. ............................        300               4,462
Steel Technologies, Inc. ................        200               1,425
                                                            ------------
                                                                  33,356
                                                            ------------
TELEPHONE LONG DISTANCE (0.1%)
General Communication, Inc. + ...........      1,500               7,688
TALK.com Inc. + .........................      2,200              12,787
                                                            ------------
                                                                  20,475
                                                            ------------
TEXTILES (APPAREL) (0.5%)
Ashworth, Inc. + ........................        300               1,341
Haggar Corp. ............................        200               2,350
Hartmarx Corp. + ........................        900               2,306
Kellwood Co. ............................        900              19,013
Nautica Enterprises, Inc. + .............      1,100              11,756
Oshkosh B'Gosh, Inc. ....................        800              13,100
Oxford Industries, Inc. .................        300               5,400
Phillips-Van Heusen Corp. ...............      1,600              15,200
Quiksilver, Inc. + ......................        350               5,447
                                                            ------------
                                                                  75,913
                                                            ------------
TEXTILES (HOME FURNISHINGS) (0.1%)
Interface, Inc. .........................      2,400               9,150
                                                            ------------
TEXTILES (SPECIALITY) (0.1%)
Cone Mills Corp. ........................      1,500               9,281
Guilford Mills, Inc. ....................        300               1,275
                                                            ------------
                                                                  10,556
                                                            ------------
TOBACCO (0.1%)
Schweitzer-Mauduit International, Inc. ..        800              10,000
                                                            ------------
TRUCKERS (0.8%)
American Freightways Corp. + ............      1,200              17,400
Arkansas Best Corp. + ...................      1,100              10,931
Heartland Express, Inc. + ...............      1,900              31,706
Landstar Systems, Inc. + ................        400              23,825
Rollins Truck Leasing Corp. .............        850               5,897
U.S. Freightways Corp. ..................        400               9,825
Yellow Corp. + ..........................      1,600              23,600
                                                            ------------
                                                                 123,184
                                                            ------------
TRUCKS & PARTS (0.1%)
Oshkosh Truck Corp. .....................        600              21,450
                                                            ------------
WASTE MANAGEMENT (0.1%)
Tetra Technologies Inc. + ...............        700               9,930
                                                            ------------
WATER UTILITIES (0.5%)
American States Water Co. ...............        200               5,950
Philadelphia Suburban Water Corp. .......      1,405              28,803
United Water Resources, Inc. ............      1,300              45,337
                                                            ------------
                                                                  80,090
                                                            ------------
TOTAL COMMON STOCKS (COST $13,411,452)                        14,413,330
                                                            ------------

                                      See Notes to Portfolio of Investments.  31

INDEX PLUS PORTFOLIOS
PORTFOLIO OF INVESTMENTS - JUNE 30, 2000 (UNAUDITED)
INDEX PLUS SMALL CAP (CONTINUED)
--------------------------------------------------------------------------------

                                            PRINCIPAL           MARKET
                                             AMOUNT             VALUE
                                           ------------     ------------
SHORT-TERM INVESTMENTS (4.9%)
Federal Home Loan Mortgage
 Corp.,6.57%,07/03/00....................   $743,000         $   743,000
Total Short-Term Investments
 (Cost $743,000)                                                 743,000
                                                            ------------
Total Investments (Cost $14,154,452)(a)                       15,156,330
Other Assets Less Liabilities                                     (2,102)
                                                            ------------
Total Net Assets                                             $15,154,228
                                                            ============

Notes to Portfolio of Investments

(a) The cost of investments for federal income tax purposes amounts to $14,805,232. Unrealized gains and losses, based on identified tax cost at June 30, 2000, are as follows:

Unrealized gains................................            $ 1,775,391

Unrealized losses...............................             (1,424,293)
                                                            -----------

 Net unrealized gain........................                    351,098
                                                            ===========

+ Non-income producing security.

Category percentages are based on net assets.


32  See Notes to Financial Statements.

                       THIS PAGE INTENTIONALLY LEFT BLANK

INDEX PLUS PORTFOLIOS
STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2000 (UNAUDITED)
================================================================================

ASSETS:

Investments, at market value ..........................................
Cash ..................................................................
Receivable for:
 Dividends and interest ...............................................
 Investments sold .....................................................
 Fund shares sold .....................................................
 Variation margin .....................................................
 Reimbursement from Investment Adviser ................................
Prepaid expenses ......................................................
     Total assets .....................................................

LIABILITIES:
Payable for:
 Investments purchased ................................................
 Fund shares redeemed .................................................
Accrued investment advisory fees ......................................
Accrued administrative service fees ...................................
Accrued custody fees ..................................................
Other liabilities .....................................................
     Total liabilities ................................................
   NET ASSETS .........................................................

NET ASSETS REPRESENTED BY:
Paid-in capital .......................................................
Net unrealized gain (loss) on investments .............................
Undistributed net investment income ...................................
Accumulated net realized gain (loss) on investments ...................
   NET ASSETS .........................................................

Cost of investments ...................................................

CAPITAL SHARES:
Authorized ............................................................
Par value .............................................................
Outstanding ...........................................................
Net asset value, offering and redemption price per share (net assets divided by shares outstanding) .......................................


34  See Notes to Financial Statements.

================================================================================

           INDEX PLUS BOND   INDEX PLUS LARGE CAP  INDEX PLUS MID CAP   INDEX PLUS SMALL CAP
           ----------------  --------------------  ------------------  ----------------------

            $11,485,026         $1,269,050,979         $34,809,836          $15,156,330
                  9,472                155,682                  --                  174

                145,574                800,404              15,656                5,621
                     --             18,269,169             370,880              337,220
                     --                 58,101             318,084                   --
                    111                     --                  --                   --
                  2,053                     --                 354                3,296
                     53                  2,813                  44                   33
            -----------         --------------         -----------          -----------
             11,642,289          1,288,337,148          35,514,854           15,502,674
            -----------         --------------         -----------          -----------


                     --             14,560,188           1,711,215              318,225
                  1,163              1,295,730                  --                8,168
                  3,024                382,224              11,622                5,117
                    756                 81,905               2,179                  960
                  4,250                 14,975               9,910               11,367
                  4,758                 16,206               5,073                4,609
            -----------         --------------         -----------          -----------
                 13,951             16,351,228           1,739,999              348,446
            -----------         --------------         -----------          -----------
            $11,628,338         $1,271,985,920         $33,774,855          $15,154,228
            ===========         ==============         ===========          ===========

            $11,869,322         $1,113,365,629         $29,506,130          $13,977,569
               (296,080)            76,496,878             513,753            1,001,878
                365,200              4,150,403              81,618               14,659
               (310,104)            77,973,010           3,673,354              160,122
            -----------         --------------         -----------          -----------
            $11,628,338         $1,271,985,920         $33,774,855          $15,154,228
            ===========         ==============         ===========          ===========

            $11,781,106         $1,192,554,101         $34,296,083          $14,154,452

            Two Billion            Two Billion         Two Billion          Two Billion
            $     0.001         $        0.001         $     0.001          $     0.001
              1,180,192             63,990,134           2,431,647            1,349,589
            $      9.85         $        19.88         $     13.89          $     11.23



                                          See Notes to Financial Statements.  35

INDEX PLUS PORTFOLIOS
STATEMENTS OF OPERATIONS
SIX MONTH PERIOD ENDED JUNE 30, 2000 (UNAUDITED)
================================================================================

INVESTMENT INCOME:

Dividends .............................................................
Interest ..............................................................

Foreign taxes withheld on dividends ...................................
     Total investment income ..........................................

INVESTMENT EXPENSES:
Investment advisory fees ..............................................
Administrative services fees ..........................................
Printing and postage fees .............................................
Custody fees ..........................................................
Transfer agent fees ...................................................
Audit fees ............................................................
Directors' fees .......................................................
Registration fees .....................................................
Miscellaneous expenses ................................................
Expenses before reimbursement and waiver from Investment Adviser ......
Expense reimbursement and waiver from Investment Adviser ..............
     Net investment expenses ..........................................
Net investment income .................................................

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
 Investments ..........................................................
 Futures contracts ....................................................
     Net realized gain (loss) on investments ..........................
Net change in unrealized gain or loss on:
 Investments ..........................................................
 Futures contracts ....................................................
     Net change in unrealized gain or loss on investments .............
Net realized and change in unrealized gain or loss on investments .....
Net increase (decrease) in net assets resulting from operations .......



36  See Notes to Financial Statements.

================================================================================

          INDEX PLUS BOND    INDEX PLUS LARGE CAP    INDEX PLUS MID CAP    INDEX PLUS SMALL CAP
         ------------------  ---------------------  --------------------  ----------------------

             $      --           $  6,271,086           $   119,189             $  40,051
               390,916                542,705                39,314                15,566
             ---------           ------------           -----------             ---------
               390,916              6,813,791               158,503                55,617
                    --                (38,111)                   --                   (20)
             ---------           ------------           -----------             ---------
               390,916              6,775,680               158,503                55,597
             ---------           ------------           -----------             ---------

                17,086              2,074,495                51,282                27,583
                 4,271                444,535                 9,615                 5,172
                 4,801                 21,847                 4,533                 4,470
                 4,178                 10,198                15,184                16,854
                 1,300                  1,300                 1,300                 1,300
                 6,735                 11,054                 9,142                 9,622
                   157                 17,903                   282                   188
                    --                 18,390                    --                   140
                   303                 23,901                   435                   282
             ---------           ------------           -----------             ---------
                38,831              2,623,623                91,773                65,611
               (13,139)                    --               (14,968)              (24,202)
             ---------           ------------           -----------             ---------
                25,692              2,623,623                76,805                41,409
             ---------           ------------           -----------             ---------
               365,224              4,152,057                81,698                14,188
             ---------           ------------           -----------             ---------



              (114,556)            89,840,137             3,994,640               573,857
                    --               (221,362)                   --                    --
             ---------           ------------           -----------             ---------
              (114,556)            89,618,775             3,994,640               573,857
             ---------           ------------           -----------             ---------

               201,543            (97,210,095)           (1,169,236)             (307,228)
                    --                (59,071)                   --                    --
             ---------           ------------           -----------             ---------
               201,543            (97,269,166)           (1,169,236)             (307,228)
             ---------           ------------           -----------             ---------
                86,987             (7,650,391)            2,825,404               266,629
             ---------           ------------           -----------             ---------
             $ 452,211           $ (3,498,334)          $ 2,907,102             $ 280,817
             =========           ============           ===========             =========



                                           See Notes to Financial Statements. 37

INDEX PLUS PORTFOLIOS
STATEMENTS OF CHANGES IN NET ASSETS
================================================================================

                                                     INDEX PLUS BOND
                                             --------------------------------
                                               SIX MONTH
                                             PERIOD ENDED
                                             JUNE 30, 2000      YEAR ENDED
                                              (UNAUDITED)    DECEMBER 31, 1999
                                             -------------   -----------------
FROM OPERATIONS:
Net investment income .....................  $   365,224       $   823,762
Net realized loss on investments...........     (114,556)         (195,549)
Net change in unrealized gain or loss on
 investments...............................      201,543          (782,257)
                                             -----------       -----------
 Net increase (decrease) in net assets
  resulting from operations................      452,211          (154,044)
                                             -----------       -----------
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income.................       (6,962)         (823,767)
From net realized gains....................           --            (6,508)
                                             -----------       -----------
 Decrease in net assets from distributions
  to shareholders..........................       (6,962)         (830,275)
                                             -----------       -----------
FROM FUND SHARE TRANSACTIONS:
Proceeds from shares sold..................      247,758         1,812,578
Net asset value of shares issued upon
  reinvestment of distributions............          505            65,211
Payments for shares redeemed...............     (499,138)       (4,566,589)
                                             -----------       -----------
 Net decrease in net assets from fund share
  transactions.............................     (250,875)       (2,688,800)
                                             -----------       -----------
  Net change in net assets.................      194,374        (3,673,119)

NET ASSETS:
Beginning of period........................   11,433,964        15,107,083
                                             -----------       -----------
End of period..............................  $11,628,338       $11,433,964
                                             ===========       ===========
End of period net assets includes
 undistributed net investment income.......  $   365,200       $     6,938
                                             ===========       ===========
SHARE TRANSACTIONS:
Number of shares sold......................       25,769           178,906
Number of shares issued upon reinvestment
  of distributions.........................           51             6,788
Number of shares redeemed..................      (52,018)         (462,083)
                                             -----------       -----------
 Net decrease..............................      (26,198)         (276,389)
                                             ===========       ===========



38 See Notes to Financial Statements.

=============================================================================
                                                 INDEX PLUS LARGE CAP
                                          -----------------------------------
                                             SIX MONTH
                                           PERIOD ENDED
                                           JUNE 30, 2000        YEAR ENDED
                                            (UNAUDITED)      DECEMBER 31, 1999
                                           -------------     -----------------
FROM OPERATIONS:
Net investment income ..................  $    4,152,057      $    6,626,830
Net realized gain on investments........      89,618,775          83,370,099
Net change in unrealized gain or loss on
 investments............................     (97,269,166)        103,850,751
                                          --------------      --------------
 Net increase (decrease) in net assets
  resulting from operations.............      (3,498,334)        193,847,680
                                          --------------      --------------
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income..............      (1,388,751)         (5,248,391)
From net realized gains.................     (53,387,739)        (42,453,390)
                                          --------------      --------------
 Decrease in net assets from
  distributions to shareholders.........     (54,776,490)        (47,701,781)
                                          --------------      --------------
FROM FUND SHARE TRANSACTIONS:
Proceeds from shares sold...............     170,529,270         539,500,276
Net asset value of shares issued upon
  reinvestment of distributions.........      54,776,490          47,701,781
Payments for shares redeemed............     (57,517,281)        (66,934,745)
                                          --------------      --------------
 Net increase in net assets from fund
  share transactions....................     167,788,479         520,267,312
                                          --------------      --------------
  Net change in net assets..............     109,513,655         666,413,211

NET ASSETS:
Beginning of period.....................   1,162,472,265         496,059,054
                                          --------------      --------------
End of period...........................  $1,271,985,920      $1,162,472,265
                                          ==============      ==============
End of period net assets includes
 undistributed net investment income....  $    4,150,403      $    1,387,097
                                          ==============      ==============
SHARE TRANSACTIONS:
Number of shares sold...................       8,423,334          28,561,848
Number of shares issued upon
  reinvestment of distributions.........       2,706,349           2,421,894
Number of shares redeemed...............      (2,828,249)         (3,502,929)
                                          --------------      --------------
 Net increase...........................       8,301,434          27,480,813
                                          ==============      ==============



                                           See Notes to Financial Statements. 39

INDEX PLUS PORTFOLIOS
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
================================================================================

                                                    INDEX PLUS MID CAP
                                             --------------------------------
                                               SIX MONTH
                                             PERIOD ENDED
                                             JUNE 30, 2000      YEAR ENDED
                                              (UNAUDITED)    DECEMBER 31, 1999
                                             -------------   -----------------
FROM OPERATIONS:
Net investment income .....................  $    81,698       $     86,081
Net realized gain on investments...........    3,994,640          2,256,814
Net change in unrealized gain or loss on
 investments...............................   (1,169,236)           (17,695)
                                             -----------       ------------
 Net increase in net assets resulting from
  operations...............................    2,907,102          2,325,200
                                             -----------       ------------
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income.................       (5,821)           (80,340)
From net realized gains....................     (455,656)        (2,105,261)
                                             -----------       ------------
 Decrease in net assets from distributions
  to shareholders..........................     (461,477)        (2,185,601)
                                             -----------       ------------
FROM FUND SHARE TRANSACTIONS:
Proceeds from shares sold..................   15,131,513         19,048,036
Net asset value of shares issued upon
  reinvestment of distributions............      461,477          2,185,601
Payments for shares redeemed...............   (3,507,866)       (12,052,024)
                                             -----------       ------------
 Net increase in net assets from fund share
  transactions.............................   12,085,124          9,181,613
                                             -----------       ------------
  Net change in net assets.................   14,530,749          9,321,212

NET ASSETS:
Beginning of period........................   19,244,106          9,922,894
                                             -----------       ------------
End of period..............................  $33,774,855       $ 19,244,106
                                             ===========       ============
End of period net assets includes
 undistributed net investment income.......  $    81,618       $      5,741
                                             ===========       ============
SHARE TRANSACTIONS:
Number of shares sold......................    1,111,990          1,551,617
Number of shares issued upon reinvestment
  of distributions.........................       31,608            186,865
Number of shares redeemed..................     (263,685)          (999,860)
                                             -----------       ------------
 Net increase..............................      879,913            738,622
                                             ===========       ============



40 See Notes to Financial Statements.

=============================================================================
                                                   INDEX PLUS SMALL CAP
                                             --------------------------------
                                               SIX MONTH
                                             PERIOD ENDED
                                             JUNE 30, 2000      YEAR ENDED
                                              (UNAUDITED)    DECEMBER 31, 1999
                                             -------------   -----------------
FROM OPERATIONS:
Net investment income .....................  $    14,188       $    26,718
Net realized gain on investments...........      573,857           324,914
Net change in unrealized gain or loss on
 investments...............................     (307,228)          866,892
                                             -----------       -----------
 Net increase in net assets resulting from
  operations...............................      280,817         1,218,524
                                             -----------       -----------
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income.................           --           (25,145)
                                             -----------       -----------
 Decrease in net assets from distributions
  to shareholders..........................           --           (25,145)
                                             -----------       -----------
FROM FUND SHARE TRANSACTIONS:
Proceeds from shares sold..................    5,974,720        11,946,574
Net asset value of shares issued upon
  reinvestment of distributions............           --            25,145
Payments for shares redeemed...............   (3,585,262)       (8,280,578)
                                             -----------       -----------
 Net increase in net assets from fund share
  transactions.............................    2,389,458         3,691,141
                                             -----------       -----------
  Net change in net assets.................    2,670,275         4,884,520

NET ASSETS:
Beginning of period........................   12,483,953         7,599,433
                                             -----------       -----------
End of period..............................  $15,154,228       $12,483,953
                                             ===========       ===========
End of period net assets includes
 undistributed net investment income.......  $    14,659       $       471
                                             ===========       ===========
SHARE TRANSACTIONS:
Number of shares sold......................      536,197         1,219,438
Number of shares issued upon reinvestment
  of distributions.........................           --             2,429
Number of shares redeemed..................     (331,420)         (847,768)
                                             -----------       -----------
 Net increase..............................      204,777           374,099
                                             ===========       ===========



                                           See Notes to Financial Statements. 41

INDEX PLUS PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2000 (UNAUDITED)
================================================================================

1. ORGANIZATION

Aetna Variable Portfolios, Inc. (Fund) is registered under the Investment Company Act of 1940 (the Act) as an open-end management investment company. It was incorporated under the laws of Maryland on June 4, 1996. The Articles of Incorporation permit the Fund to offer separate portfolios, each of which has its own investment objective, policies and restrictions.

The Fund currently offers multiple portfolios. This report covers four diversified portfolios: Aetna Index Plus Bond VP, Aetna Index Plus Large Cap VP, Aetna Index Plus Mid Cap VP and Aetna Index Plus Small Cap VP (Portfolios).

The following is each Portfolio's investment objective:

   AETNA INDEX PLUS BOND VP (Index Plus Bond) seeks maximum total return, consistent with preservation of capital, primarily through investment in a diversified portfolio of fixed-income securities, which will be chosen to substantially replicate the characteristics of the Lehman Brothers Aggregate Bond Index, an unmanaged index comprised of approximately 6,900 securities.

   AETNA INDEX PLUS LARGE CAP VP (Index Plus Large Cap) seeks to outperform the total return performance of the Standard and Poor's 500 Composite Index, while maintaining a market level of risk.

   AETNA INDEX PLUS MID CAP VP (Index Plus Mid Cap) seeks to outperform the total return performance of the Standard and Poor's MidCap 400 Index, while maintaining a market level of risk.

   AETNA INDEX PLUS SMALL CAP VP (Index Plus Small Cap) seeks to outperform the total return performance of the Standard and Poor's SmallCap 600 Index, while maintaining a market level of risk.

Shares of the Portfolios are offered to insurance company separate accounts that fund both annuity and life insurance contracts and to certain tax-qualified retirement plans. At June 30, 2000, separate accounts of Aetna Life Insurance and Annuity Company (ALIAC) and its affiliates held 100.0%, 98.4%, 100.0% and 100.0% of Index Plus Bond, Index Plus Large Cap, Index Plus Mid Cap and Index Plus Small Cap's shares outstanding, respectively.

Aeltus Investment Management, Inc. (Aeltus) serves as the investment adviser to each Portfolio. ALIAC serves as the principal underwriter to each Portfolio. Aeltus and ALIAC are both indirect wholly owned subsidiaries of Aetna Inc.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements of each Portfolio has been prepared in accordance with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect amounts reported therein. Actual results could differ from these estimates.

A. VALUATION OF INVESTMENTS

Exchange traded equity investments are stated at market values based upon prices furnished by external pricing sources as reported on national securities exchanges. Over-the-counter securities are stated at the last sale price, or if there has been no sale that day, at the mean of the bid and asked prices. Fixed income securities, with the exception of high yield securities, maturing in more than sixty days for which market quotations are readily available are valued at the mean of the last bid and asked price. High yield securities are priced at bid by external pricing sources or brokers making a market in the security.

================================================================================

Short-term investments maturing in sixty days or less are valued at amortized cost, which when combined with accrued interest, approximates market value. Securities and fixed income investments for which market quotations are not considered to be readily available are valued using methods approved by the Board of Directors (Board).

B. FUTURES CONTRACTS

A futures contract is an agreement between two parties to buy and sell a specific amount of a commodity, security or financial instrument, including an index of stocks, at a set price on a future date. The Portfolios may invest in financial futures contracts as a hedge against their existing portfolio securities, to manage the risk of changes in interest rates, equity prices, currency exchange rates or in anticipation of future purchases and sales of securities.

Upon entering into a futures contract, the Portfolios are required to deposit with a broker an amount (initial margin) equal to a percentage of the purchase price indicated by the futures contract. Subsequent deposits (variation margin) are received or paid each day by the Portfolios equal to the daily fluctuations in the market value of the contract. These amounts are recorded by the Portfolios as unrealized gains or losses. When a contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Generally, futures contracts held by the Portfolios are closed prior to expiration.

The risks associated with financial futures may arise from an imperfect correlation between the change in market value of the securities held by the Portfolios and the price of the contracts. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contracts.

Realized and unrealized gains or losses on financial futures are reflected in the accompanying financial statements. The amounts at risk under such futures may exceed the amounts reflected in the financial statements. For federal income tax purposes, any futures contracts which remain open at year end are marked-to-market and the resultant net gain or loss is reported to shareholders as federal taxable income.

C. ILLIQUID AND RESTRICTED SECURITIES

Illiquid securities are securities that are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Portfolios to sell them promptly at an acceptable price. Restricted securities are those which can only be sold under Rule 144A of the Securities Act of 1933 (1933 Act) or are securities offered pursuant to Section 4(2) of the 1933 Act, and are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Each Portfolio may invest up to 10% of its total assets in illiquid securities. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board. The Portfolios will not pay the costs of disposition of restricted securities other than ordinary brokerage fees, if any.

D. DELAYED DELIVERY TRANSACTIONS

The Portfolios may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such securities are identified in the Portfolios of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract.

INDEX PLUS PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 2000 (UNAUDITED)
================================================================================

E. FEDERAL INCOME TAXES

Each Portfolio has met the requirements to be taxed as a regulated investment company for the year ended December 31, 1999, and intends to meet the requirements for the current year. As such, each Portfolio is relieved of federal income taxes by distributing all of its net taxable investment income and capital gains, if any, in compliance with the applicable provisions of the Internal Revenue Code (Code). Furthermore, by distributing substantially all of its net taxable investment income and capital gains during the calendar year, each Portfolio will avoid federal excise taxes in accordance with the applicable provisions of the Code. Thus, the financial statements contain no provision for federal income taxes.

F. DISTRIBUTIONS

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, certain futures contracts, certain investments in foreign equity securities and repurchases of certain securities sold at a loss. In addition, distributions of realized gains from sales of securities held one year or less are taxable to shareholders at ordinary income tax rates rather than preferred capital gain tax rates in accordance with the applicable provisions of the Code.

G. LINE OF CREDIT

Certain portfolios of the Fund, (including the Portfolios), Aetna Generation Portfolios, Inc., Aetna Balanced VP, Inc., Aetna Variable Fund, Aetna Income Shares, certain series of Aetna GET Fund and certain series of Aetna Series Fund Inc., collectively Aetna Mutual Funds, have entered into a revolving credit facility, of up to $300,000,000, with a syndicate of banks led by Citibank, N.A. For its services as Agent, Citibank, N.A. received an agent fee of $200,000. In addition, the revolving credit facility requires the payment of an annual commitment fee of 0.09% based on the average daily unused amount of the credit facility. Each of the Aetna Mutual Funds will pay its pro rata share of both the agent fee and commitment fee. Generally, borrowings under the facility accrue interest at the Federal Funds Rate plus a specified margin. Repayments generally must be made within 30 days after the date of a revolving credit advance. The revolving credit facility became effective on November 30, 1999, and there was no outstanding balance as of June 30, 2000.

H. OTHER

Investment transactions are accounted for on the day following trade date, except same day settlements which are accounted for on the trade date. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized, respectively, using an effective yield method over the life of the security. Dividend income and stock splits are recorded on the ex-dividend date. Realized gains and losses from investment transactions are determined on an identified cost basis.

3. INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICE FEES

Each Portfolio pays Aeltus an investment advisory fee expressed as a percentage of its average daily net assets. Below are the Portfolios' annual investment advisory fees at June 30, 2000:

                                ADVISORY FEE
                                ------------
Index Plus Bond                    0.30%
Index Plus Large Cap               0.35%
Index Plus Mid Cap                 0.40%
Index Plus Small Cap               0.40%

================================================================================

Each Portfolio pays Aeltus an administrative services fee in exchange for receiving certain administrative and shareholder services and to compensate Aeltus for supervising the Portfolios' other service providers. Each Portfolio pays Aeltus an administrative services fee at an annual rate based on its average daily net assets. The rate for each Portfolio is 0.075% on the first $5 billion in assets and 0.050% on assets over $5 billion.

Aeltus has entered into a Service Agreement with ALIAC under which ALIAC will provide various administrative and shareholder services for each Portfolio, in exchange for fees payable by Aeltus, of up to 0.20% of the Portfolios' average daily net assets. For the period ended June 30, 2000, Aeltus paid ALIAC $1,085,225.

4. REIMBURSEMENT AND WAIVER FROM INVESTMENT ADVISER

Aeltus is contractually obligated through June 30, 2000 to reimburse each Portfolio for some or all of its operating expenses or to waive fees in order to maintain a certain expense ratio. Reimbursement and waiver arrangements will increase each Portfolio's total return. Actual expenses for the period ended June 30, 2000 were at or below contractual limits. Actual expense ratios are included in the Financial Highlights.

5. PURCHASES AND SALES OF INVESTMENT SECURITIES

Purchases and sales of investment securities, excluding short-term investments, for the period ended June 30, 2000 were:

                               COST OF PURCHASES     PROCEEDS FROM SALES
                               -----------------     -------------------
Index Plus Bond                 $  2,472,367            $  2,464,625
Index Plus Large Cap             806,523,422             715,349,945
Index Plus Mid Cap                31,544,198              20,885,353
Index Plus Small Cap              11,144,985               9,314,807

6. CAPITAL LOSS CARRYFORWARD

In accordance with applicable provisions of the Code, the following capital loss carryforwards have been incurred as of June 30, 2000:

                                CAPITAL LOSS     YEAR OF
                                CARRYFORWARD    EXPIRATION
                                ------------    ----------
Index Plus Bond                   $ 61,628         2007
Index Plus Small Cap               294,301         2007

These capital loss carryforwards may be used to offset future capital gains until their respective expiration dates. It is the policy of each of the Portfolios to reduce future distributions of realized gains to shareholders to the extent of unexpired capital loss carryforwards.

INDEX PLUS PORTFOLIOS
ADDITIONAL INFORMATION
JUNE 30, 2000 (UNAUDITED)
================================================================================

FUND CLOSURE

On March 1, 2000 the Board considered and agreed to submit to shareholders a proposal by Aeltus to liquidate Index Plus Bond. The Portfolio was closed to new investments on May 15, 2000. If approved by shareholders at a shareholders meeting scheduled for July 28, 2000, the liquidation will occur on or about September 1, 2000.

SUBSEQUENT EVENT

Aetna Inc. ("Aetna"), of which Aeltus Investment Management, Inc. ("Aeltus") is an indirect wholly-owned subsidiary, has entered into an agreement to sell certain of its businesses, including Aeltus, to ING Groep N.V. ("ING"), an integrated financial services provider.

Consummation of the transaction is subject to a number of contingencies, including regulatory and shareholder approvals and other closing conditions. Under the Investment Company Act of 1940, the transaction would result in a change in control of Aeltus and, therefore, constitute an assignment of the Aetna variable funds' investment advisory agreements, which would result in a termination of those agreements. Consequently, it is anticipated that Aeltus will seek approval of new agreements from the Boards of the Aetna variable funds, and the shareholders of each fund prior to consummation of the transaction. The transaction is targeted to close by the end of 2000. Additional information regarding the transaction and its impact upon the funds will be provided to you in the near future.

INDEX PLUS PORTFOLIOS
FINANCIAL HIGHLIGHTS
INDEX PLUS BOND
================================================================================
Selected data for a fund share outstanding throughout each period:

                                                                        PERIOD FROM
                          SIX MONTH                                  DECEMBER 18, 1997
                        PERIOD ENDED    YEAR ENDED    YEAR ENDED      (COMMENCEMENT OF
                        JUNE 30, 2000  DECEMBER 31,  DECEMBER 31,       OPERATIONS)
                         (UNAUDITED)       1999          1998       TO DECEMBER 31, 1997
                        -------------  ------------  ------------   --------------------
Net asset value,
 beginning of period .   $  9.48        $ 10.19        $ 10.01          $ 10.00
                         -------        -------        -------          -------
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income      0.31           0.60           0.60             0.02+
 Net realized and
  change in unrealized
  gain or loss on
  investments.........      0.07          (0.70)          0.21             0.01
                         -------        -------        -------          -------
   Total from
    investment
    operations........      0.38          (0.10)          0.81             0.03
                         -------        -------        -------          -------
LESS DISTRIBUTIONS:
 From net investment
  income..............     (0.01)         (0.60)         (0.59)           (0.02)
 From net realized
  gains on investments        --          (0.01)         (0.04)              --
                         -------        -------        -------          -------
   Total distributions     (0.01)         (0.61)         (0.63)           (0.02)
                         -------        -------        -------          -------
Net asset value, end
 of period ...........   $  9.85        $  9.48        $ 10.19          $ 10.01
                         =======        =======        =======          =======

Total return* ........      3.97%         (1.08)%         8.17%            0.27%
Net assets, end of
 period (000's) ......   $11,628        $11,434        $15,107          $15,009
Ratio of net
 investment expenses
 to average net assets      0.45%(1)       0.45%          0.45%            0.45%(1)
Ratio of net
 investment income to
 average net assets ..      6.41%(1)       5.86%          5.67%            5.23%(1)
Ratio of expenses
 before reimbursement
 and waiver to average
 net assets ..........      0.68%(1)       0.63%          0.53%              --
Portfolio turnover
 rate.................     22.27%         60.16%         19.52%              --

(1) Annualized.

* The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.

                                           See Notes to Financial Statements. 47

INDEX PLUS PORTFOLIOS
FINANCIAL HIGHLIGHTS (CONTINUED)
INDEX PLUS LARGE CAP
================================================================================
Selected data for a fund share outstanding throughout each period:

                                                                                                     PERIOD FROM
                                         SIX MONTH                                                SEPTEMBER 16, 1996
                                       PERIOD ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED      (COMMENCEMENT OF
                                      JUNE 30, 2000   DECEMBER 31,  DECEMBER 31,  DECEMBER 31,       OPERATIONS)
                                       (UNAUDITED)        1999          1998          1997       TO DECEMBER 31, 1996
                                      -------------   ------------  ------------  ------------   --------------------

Net asset value, beginning of period  $    20.87      $    17.59     $  14.02      $  10.91            $ 10.00
                                      ----------      ----------     --------      --------            -------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income .............        0.06            0.12         0.12          0.10+              0.05+
 Net realized and change in
  unrealized gain or loss on
  investments.......................       (0.15)           4.09         4.30          3.60               0.92
                                      ----------      ----------     --------      --------            -------
   Total from investment operations        (0.09)           4.21         4.42          3.70               0.97
                                      ----------      ----------     --------      --------            -------
LESS DISTRIBUTIONS:
 From net investment income ........       (0.02)          (0.10)       (0.12)        (0.10)             (0.05)
 From net realized gains on
  investments.......................       (0.88)          (0.83)       (0.73)        (0.49)             (0.01)
                                      ----------      ----------     --------      --------            -------
   Total distributions .............       (0.90)          (0.93)       (0.85)        (0.59)             (0.06)
                                      ----------      ----------     --------      --------            -------
Net asset value, end of period .....  $    19.88      $    20.87     $  17.59      $  14.02            $ 10.91
                                      ==========      ==========     ========      ========            =======

Total return* ......................       (0.51)%         24.30%       31.60%        33.89%              9.64%
Net assets, end of period (000's) ..  $1,271,986      $1,162,472     $496,059      $132,517            $19,410
Ratio of net investment expenses to
 average net assets ................        0.44%(1)        0.45%        0.46%         0.50%              0.50%(1)
Ratio of net investment income to
 average net assets ................        0.70%(1)        0.78%        1.07%         1.38%              1.89%(1)
Ratio of expenses before
 reimbursement and waiver to average
 net assets ........................          --            0.45%          --            --                 --
Portfolio turnover rate ............       60.54%          88.04%       98.61%        76.83%              5.18%

(1) Annualized.

* The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.


48 See Notes to Financial Statements.

INDEX PLUS MID CAP
================================================================================
Selected data for a fund share outstanding throughout each period:

                                                                        PERIOD FROM
                          SIX MONTH                                  DECEMBER 16, 1997
                        PERIOD ENDED    YEAR ENDED    YEAR ENDED      (COMMENCEMENT OF
                        JUNE 30, 2000  DECEMBER 31,  DECEMBER 31,       OPERATIONS)
                         (UNAUDITED)       1999          1998       TO DECEMBER 31, 1997
                        -------------  ------------  ------------   --------------------

Net asset value,
 beginning of period .    $ 12.40        $ 12.20       $ 10.34           $10.00
                          -------        -------       -------           ------
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income       0.03           0.06          0.07             0.01+
 Net realized and
  change in unrealized
  gain or loss on
  investments.........       1.66           1.76          2.42             0.34
                          -------        -------       -------           ------
   Total from
    investment
    operations........       1.69           1.82          2.49             0.35
                          -------        -------       -------           ------
LESS DISTRIBUTIONS:
 From net investment
  income..............         --          (0.06)        (0.07)           (0.01)
 From net realized
  gains on investments      (0.20)         (1.56)        (0.56)              --
                          -------        -------       -------           ------
   Total distributions      (0.20)         (1.62)        (0.63)           (0.01)
                          -------        -------       -------           ------
Net asset value, end
 of period ...........    $ 13.89        $ 12.40       $ 12.20           $10.34
                          =======        =======       =======           ======

Total return* ........      13.54%         15.81%        24.30%            3.50%
Net assets, end of
 period (000's) ......    $33,775        $19,244       $ 9,923           $7,756
Ratio of net
 investment expenses
 to average net assets       0.60%(1)       0.60%         0.60%            0.60%(1)
Ratio of net
 investment income to
 average net assets ..       0.64%(1)       0.68%         0.68%            1.37%(1)
Ratio of expenses
 before reimbursement
 and waiver to average
 net assets ..........       0.72%(1)       0.80%         0.82%              --
Portfolio turnover
 rate.................      80.45%        143.02%       165.70%              --

(1) Annualized.

* The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.

                                          See Notes to Financial Statements.  49

INDEX PLUS PORTFOLIOS
FINANCIAL HIGHLIGHTS (CONTINUED)
INDEX PLUS SMALL CAP
================================================================================
Selected data for a fund share outstanding throughout each period:

                                                                        PERIOD FROM
                          SIX MONTH                                  DECEMBER 19, 1997
                        PERIOD ENDED    YEAR ENDED    YEAR ENDED      (COMMENCEMENT OF
                        JUNE 30, 2000  DECEMBER 31,  DECEMBER 31,       OPERATIONS)
                         (UNAUDITED)       1999          1998       TO DECEMBER 31, 1997
                        -------------  ------------  ------------   --------------------
Net asset value,
 beginning of period .   $ 10.90         $  9.86      $ 10.42            $10.00
                         -------         -------      -------            ------
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income      0.01            0.02         0.04              0.01+
 Net realized and
  change in unrealized
  gain or loss on
  investments.........      0.32            1.04        (0.19)             0.42
                         -------         -------      -------            ------
   Total from
    investment
    operations........      0.33            1.06        (0.15)             0.43
                         -------         -------      -------            ------
LESS DISTRIBUTIONS:
 From net investment
  income..............        --           (0.02)       (0.04)            (0.01)
 From net realized
  gains on investments        --              --        (0.37)               --
                         -------         -------      -------            ------
   Total distributions        --           (0.02)       (0.41)            (0.01)
                         -------         -------      -------            ------
Net asset value, end
 of period ...........   $ 11.23         $ 10.90      $  9.86            $10.42
                         =======         =======      =======            ======

Total return* ........      3.03%          10.79%       (1.35)%            4.33%
Net assets, end of
 period (000's) ......   $15,154         $12,484      $ 7,599            $7,817
Ratio of net
 investment expenses
 to average net assets      0.60%(1)        0.60%        0.60%             0.60%(1)
Ratio of net
 investment income to
 average net assets ..      0.21%(1)        0.28%        0.38%             1.90%(1)
Ratio of expenses
 before reimbursement
 and waiver to average
 net assets ..........      0.95%(1)        0.90%        0.87%               --
Portfolio turnover
 rate.................     69.50%         106.89%      141.99%               --

(1) Annualized.

* The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.

50  See Notes to Financial Statements.

AETNA ASCENT VP
GROWTH OF $10,000

[Line Chart]

                                7/95                   12/95
                                ----                   -----
Aetna Ascent VP                10,000      10,601      11,045     11,453     12,049         12,654
Russell 3000 Index             10,000      10,901      11,470     12,097     12,602         12,974
Ascent Composite Index         10,000      10,526      10,955     11,278     11,624         11,968


                                12/96                                               12/97
                                -----                                               -----
Aetna Ascent VP                13,650          13,617      15,103      16,524      16,366        17,917     17,939     15,508
Russell 3000 Index             13,973          14,094      16,455      17,990      18,413        20,816     21,195     18,823
Ascent Composite Index         12,850          12,738      14,102      15,081      14,942        16,112     16,035     14,531


                                12/98                                             12/99                      06/00
                                -----                                             -----                      -----
Aetna Ascent VP                 17,069      16,692     18,280       17,609       19,520        20,658       19,959
Russell 3000 Index              22,857      23,632     25,454       23,779       27,636        28,899       27,899
Ascent Composite Index          16,216      17,293     17,089       16,635       18,253        18,846       18,756

[End Line Chart]


AETNA CROSSROADS VP
GROWTH OF $10,000

[Line Chart]

                                7/95                   12/95
                                ----                   -----
Aetna Crossroads VP            10,000      10,532      10,930     11,233     11,739         12,207
Salomon Broad Index            10,000      10,190      10,632     10,447     10,498         10,694
Crossroads Composite Index     10,000      10,429      10,841     11,048     11,321         11,628


                                12/96                                               12/97
                                -----                                               -----
Aetna Crossroads VP            12,985          12,995      14,151      15,323      15,268        16,408     16,528     14,984
Salomon Broad Index            11,017          10,959      11,354      11,731      12,077        12,271     12,556     13,076
Crossroads Composite Index     12,345          12,244      13,319      14,101      14,081        14,955     14,978     14,076


                               12/98                                             12/99                      06/00
                               -----                                             -----                      -----
Aetna Crossroads VP            16,170      15,890     16,943       16,494       17,822        18,469       18,066
Salomon Broad Index            13,129      13,069     12,948       13,041       13,020        13,305       13,531
Crossroads Composite Index     15,329      16,056     15,890       15,626       16,759        17,242       17,245

[End Line Chart]

                                                    See Definition of Terms.  51

AETNA LEGACY VP
GROWTH OF $10,000

[Line Chart]

                                7/95                   12/95
                                ----                   -----
Aetna Legacy VP                10,000      10,451      10,827     11,036     11,403         11,773
Salomon Broad Index            10,000      10,190      10,632     10,447     10,498         10,694
Legacy Composite Index         10,000      10,332      10,727     10,822     11,023         11,294


                                12/96                                               12/97
                                -----                                               -----
Aetna Legacy VP                12,363          12,347      13,236      14,088      14,156        14,932     15,085     14,290
Salomon Broad Index            11,017          10,959      11,354      11,731      12,077        12,271     12,556     13,076
Legacy Composite Index         11,855          11,762      12,569      13,171      13,256        13,867     13,975     13,605


                               12/98                                             12/99                      06/00
                               -----                                             -----                      -----
Aetna Legacy VP                15,139      14,979     15,668       15,435       16,212        16,809       16,713
Salomon Broad Index            13,129      13,069     12,948       13,041       13,020        13,305       13,531
Legacy Composite Index         14,453      14,867     14,736       14,639       15,340        15,723       15,804

[End Line Chart]

-------------------------------------------------------------------------------------
                             AVERAGE ANNUAL TOTAL RETURNS
                          FOR THE PERIOD ENDED JUNE 30, 2000*
-------------------------------------------------------------------------------------
                        ASCENT VP            CROSSROADS VP            LEGACY VP
-------------------------------------------------------------------------------------
INCEPTION DATE      1 YEAR  INCEPTION      1 YEAR  INCEPTION      1 YEAR  INCEPTION
-------------------------------------------------------------------------------------
   07/05/95         9.18%    14.86%        6.63%    12.59%        6.68%    10.85%
-------------------------------------------------------------------------------------

* Total Return is calculated including reinvestment of income and capital gain distributions. Performance does not take into account any separate account charges imposed by Aetna. Past performance is no guarantee of future results. Investment return and principal of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The primary benchmark for Ascent VP is the Russell 3000 Index. Ascent is the most aggressive of the Generation Portfolios with a larger allocation to equities. The Russell 3000 is a broad-based equity index which includes large cap, mid cap, small cap and real estate investment trusts (REIT) securities which are reflective of the domestic equity allocation of the Portfolio. The primary benchmark for Crossroads VP and Legacy VP is the Salomon Smith Barney Broad Investment Grade Bond (Salomon Broad) Index. Crossroads and Legacy are the more conservative of the Generation Portfolios with a larger allocation to fixed income securities. The Salomon Broad Index is a broad-based bond index which is reflective of the domestic bond allocation of those Portfolios.

The secondary benchmarks for the Portfolios are the composite benchmarks which are made up of seven asset class indices. The composite benchmark may serve as a better comparison for the Portfolio because it is more representative of the actual securities and allocations of the Portfolios.

                       AETNA GENERATION PORTFOLIOS, INC.

HOW DID THE PORTFOLIOS PERFORM DURING THE PERIOD?

For the six month period ended June 30, 2000, the performance for the Aetna Generation Portfolios, Inc. (Ascent, Crossroads and Legacy) and their respective benchmarks and composite indices are listed below:

                                PORTFOLIO                          BENCHMARK INDEX      COMPOSITE INDEX
GENERATION PORTFOLIOS            RETURN       BENCHMARK INDEX           RETURN               RETURN
Ascent                            2.25%       Russell 3000 (a)          0.95%                2.76%
Crossroads                        1.37%       Salomon Broad (b)         3.92%                2.90%
Legacy                            3.09%       Salomon Broad (b)         3.92%                3.02%


52  See Definition of Terms.

WHAT ECONOMIC OR FINANCIAL MARKET CONDITIONS IMPACTED THE PORTFOLIOS?

Serving as a backdrop for each of the Generation Portfolios' performance are the returns for the various indices for each of the asset classes among which the Generation Portfolios allocate investments (shown below) for the six month period ended June 30, 2000. The combination of these seven indices in different weights comprise the overall composite benchmarks against which we measure each Generation Portfolios' performance.

                                                               INDEX
ASSET CLASS                        BENCHMARK INDEX             RETURN
Large Cap Stocks                   S&P 500 (c)                 -0.42%
Small/Mid Cap Stocks               Russell 2500 (d)             5.69%
International Stocks               MSCI EAFE (e)               -3.95%
Real Estate Stocks                 NAREIT Equity (f)           13.19%
U.S. Dollar Bonds                  Salomon Broad (b)            3.92%
International Bonds                S.B. Non-U.S. WGBI (g)      -1.94%
Cash Equivalents                   U.S. 90 Day T-Bill (h)       2.79%

Equity: For the first half of 2000, broad equity market performance has been negative to modestly positive: the Standard & Poor's (S&P) 500 Index was down 0.42%, NASDAQ Composite Index(k) was down 2.54% and the Russell 2000 Index(l) was up a modest 3.04%. Money market instruments and bonds, as measured by the Lehman Brothers Aggregate Bond Index(m), outperformed these past winners. Commodities in general, and oil in particular, outperformed equities. Real estate, too, was a better performing asset class, judging by the recovery in Real Estate Investment Trusts (REITs) shares. A value orientation was of no help in the first half, as the S&P Barra Value Index(j) was down 4.07%, upstaged once again by the S&P Barra Growth Index(i), which ended the half with a 2.58% gain.

The industries that delivered solid returns in the first half, as in recent periods, were semiconductors and networking infrastructure. Biotech soared, slumped, and soared again while pharmaceuticals, an old-growth sector, roared back from a rut in February to add both return and diversification to growth portfolios. On the value side, REITs and energy industries such as natural gas generated strong returns in an otherwise difficult market.

At the halfway point in 2000, market action tells us that something has changed, but it does not tell us exactly what. The U.S. equity market looks tired, based upon the return performance of the past six months. It has lost forward momentum, remains narrowly based, and set new standards for daily and intra-day volatility. Meanwhile, global economic growth has rebounded, but it is no longer possible to be complacent on the issue of inflation. Central banks are moving their monetary policy stances toward neutrality, or even restraint. Business conditions remain exceptionally vigorous despite some deceleration from the recent white-hot pace of the U.S. private sector. Earnings growth has been robust and the immediate outlook is for more of the same.

At the beginning of the year, it appeared that two opposing factors would set the story line for this year's market results. One was the undeterred spirit of "dip-buying"; the record shows that getting in to the market on sell-offs has been a profitable tactic of late. The other factor was the Federal Reserve Bank
(Fed) shift toward a less accommodating monetary policy. By raising interest rates in order to restrain the economy, the Fed put increased pressure on what has been a richly valued market. It still looks as if the clash of these two factors will determine the year's final numbers.

In general, returns for U.S.-based investors in foreign markets were also negative in the first half, with China being the exception. The dollar held firm against other currencies, so foreign exchange returns were negative for most overseas investments made by U.S. residents. We continue to closely monitor the exchange value of the U.S. dollar, since a flat to weakening dollar will enhance returns generated overseas and entice more money to flow there. U.S. markets remain vulnerable to alternatives (in Europe, Japan, and other advanced economies) to U.S. dollar investments.

Fixed Income: During the first quarter, U.S. Treasuries rallied as a reduced supply more than offset the impact of strong growth and Fed interest rate tightening. This reversed in the second quarter, as worries around inflation and the eventual magnitude of Fed tightening needed to slow the economy and control inflation took center stage.
                                                    See Definition of Terms.  53

On the heels of 7.3% growth in Gross Domestic Product for the fourth quarter, the first quarter remained strong at 5.5%. Combined with the previously mentioned rise in inflation, this led the Fed to increase interest rates 100 basis points (1.00%) over the first half of 2000. (One basis point equals one hundredth of one percent, or 0.01%.)

As we entered May and June, economic data began showing evidence of a slowdown. Inflation indicators were tame for both April and May, and other economic reports showed decelerating growth and less pricing pressure. Combined with a soft May employment report, these indicators led the Treasury market to revert back to the bullish action of the first quarter. For the first six months, ten-year Treasuries declined in yield by 41 basis points. The yield curve inverted as Fed tightening caused the two-year Treasury to increase by 12 basis points, while the thirty-year Treasury declined in yield by 58 basis points. (An inverted yield curve occurs when short-term interest rates are higher than long-term interest rates.)

With the Fed tightening interest rates, spread products underperformed Treasuries by a wide margin in the first quarter, while recovering somewhat in the second quarter as evidence of a slowdown came into focus. For the six months, corporate bonds (-265 basis points) were the weakest performers, while mortgage-backed securities (-51 basis points), agencies (-113 basis points), asset backed securities (-26 basis points), and collateral mortgage-backed securities (-121 basis points) all showed negative returns when compared to Treasuries of equal durations.

WHAT INVESTMENTS INFLUENCED THE PORTFOLIOS' PERFORMANCE OVER THE PAST SIX
MONTHS?

Equity - Ascent: Year to date, the Portfolio's modest underperformance compared to its custom benchmark was primarily due to adverse stock selection in the large cap sectors of consumer cyclicals, consumer staples, and financials. Mid cap, small cap, and international stocks positively contributed to performance. Top equity performers included: Scientific-Atlanta, up +167%; ADC Telecommunications Inc., up +131%; and Serena Software Inc., up +120%.

Overall asset allocation decisions had a positive impact on performance, led by an underweight position in large cap stocks and international fixed income securities, and an overweight in real estate securities.

Equity - Crossroads: Year to date, the Portfolio's underperformance compared to its custom benchmark was primarily due to adverse stock selection in the large cap sectors of healthcare, financials, consumer cyclicals, and consumer staples. Mid cap, small cap, international stocks and real estate securities positively contributed to performance. Top equity performers included: Advanced Micro Devices, up +167%; Scientific-Atlanta, up +167%; and Micron Technology, up +127%.

Overall asset allocation decisions had a positive impact on performance, led by an underweight position in international fixed income securities and an overweight position in real estate securities.

Equity - Legacy: Year to date, the Portfolio's modest outperformance compared to its custom benchmark was primarily due to positive stock selection in the small cap, mid cap, international, and real estate stocks. Top equity performers for the period included: Scientific-Atlanta, up +167%; Advanced Micro Devices, up +167%; and ADC Telecommunications Inc., up +131%.

Overall asset allocation decisions had a positive impact on performance, led by an underweight position in international fixed income securities and an overweight position in real estate securities.

Fixed Income - All Portfolios: Portfolio performance was boosted by an underweight position in corporate bonds, mortgage-backed securities, and agencies at the beginning of the year. However, we switched to an overweight position in spread sectors later in the first quarter, and the continued poor performance of spread products had an adverse impact on performance for the remainder of the period.

The contribution from our duration position was mixed. A short duration posture through much of the first quarter detracted from performance, as we underestimated the impact of a reduced Treasury supply which in fact produced a rally in the face of Fed tightening. However, we were short duration through much of the April sell-off, and neutral to modestly long during the rally in mid-May, leading to gains. Our short duration posture during June showed modest negative results as Treasuries rallied early, then retreated.

54  See Definition of Terms.

Asset allocation decisions detracted somewhat from the overall performance during the period. Despite already low valuation levels, equity REITs continued to suffer, and our overweight position hurt performance. Our underweight position in U.S. and international bonds helped performance as these asset classes performed poorly over the past year.

Listed below are the asset class allocation breakdowns:

ASSET ALLOCATION:                  % OF              NOTIONAL
                                 NET ASSETS           VALUE*            ECONOMIC EXPOSURE*
ASSET CLASS                       06/30/00          OF FUTURES         6/30/00       12/31/99      BENCHMARK          RANGE
Ascent
------
Large Cap Stocks                   27.0%                --               27.0%         26.8%           35%            0-70%
Small/Mid Cap Stocks               21.8%                --               21.8%         12.7%           20%            0-40%
International Stocks               18.6%                --               18.6%         29.4%           20%            0-40%
International Bonds                 0.4%                --                0.4%          1.0%            5%            0-10%
Real Estate Stocks                  7.7%                --                7.7%         11.4%            5%            0-10%
U.S. Dollar Bonds                  13.9%                --               13.9%          6.7%           15%            0-30%
Cash Equivalents                   10.6%                --               10.6%         12.0%           --             0-30%
                                -----------------------------------------------------------------------------------
                                  100.0%                --              100.0%        100.0%          100%
                                ===================================================================================
Crossroads
----------
Large Cap Stocks                   24.6%                --               24.6%         22.1%           25%            0-50%
Small/Mid Cap Stocks               16.5%               1.1%              17.6%         10.0%           15%            0-30%
International Stocks               14.7%                --               14.7%         22.2%           15%            0-30%
International Bonds                 1.8%                --                1.8%          3.1%            5%            0-10%
Real Estate Stocks                  7.8%                --                7.8%          9.0%            5%            0-10%
U.S. Dollar Bonds                  26.7%                --               26.7%         24.9%           30%            0-60%
Cash Equivalents                    7.9%              (1.1)%              6.8%          8.7%            5%            0-30%
                                -----------------------------------------------------------------------------------
                                  100.0%                --              100.0%        100.0%          100%
                                ===================================================================================
Legacy
------
Large Cap Stocks                   14.7%                --               14.7%         15.1%           15%            0-30%
Small/Mid Cap Stocks               11.1%               1.3%              12.4%          8.0%           10%            0-20%
International Stocks               10.0%                --               10.0%         15.2%           10%            0-20%
International Bonds                 3.6%                --                3.6%          5.4%            5%            0-10%
Real Estate Stocks                  7.7%                --                7.7%          5.5%            5%            0-10%
U.S. Dollar Bonds                  40.3%                --               40.3%         44.0%           45%            0-90%
Cash Equivalents                   12.6%              (1.3)%             11.3%          6.8%           10%            0-30%
                                -----------------------------------------------------------------------------------
                                  100.0%                --              100.0%        100.0%          100%
                                ===================================================================================


* Notional value refers to the economic value at risk or the exposure to the financial instruments underlying the options and futures positions. Economic exposure reflects the Portfolio's exposure to both changes in the value of the portfolio of investments as well as the financial instruments underlying the options and futures positions.

                                                    See Definition of Terms.  55

WHAT IS YOUR OUTLOOK GOING FORWARD?

The picture is mixed as the 2000 market heads into its second half. Robust earnings growth, low inflation, and a friendly Fed have been key contributors to the record returns generated by the bull market of the late 1990s. Although the earnings outlook remains favorable, recent economic reports have shown some level of weakness. The Fed chose not to raise interest rates at their June meeting, but we don't believe we've seen the end of the tightening. We contend higher rates are needed to slow the economy and relieve labor market pressures. On the equity side, we currently have a neutral weight compared to the benchmark for all sectors; on the fixed income side, we have managed our duration to the shorter side in anticipation of the higher rates.

Our outlook for the second half of the year is one of balance between market risks related to the slowing of the U.S. economy and other market positives, such as the resolution of the Presidential race and the approaching end of the Fed's interest rate increases. Given the uncertainty of the outcomes, we feel the wild volatility that characterized 2000's first half is likely to persist into the second half.


The opinions expressed reflect those of the portfolio manager only through June 30, 2000. The manager's opinions are subject to change at any time based on market and other conditions. The composition, industries and holdings of the Portfolios are subject to change.

56  See Definition of Terms.

DEFINITION OF TERMS

(a) The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

(b) Salomon Smith Barney Broad Investment-Grade Bond (Salomon Broad) Index is an unmanaged, market-weighted index that contains approximately 4,700 individually priced investment-grade bonds rated BBB or better. The index includes U.S. Treasury/Agency issues, mortgage pass-through securities, and corporate issues.

(c) The S&P 500 is the Standard & Poor's 500 Index. Performance is calculated on a total return basis and dividends are reinvested, as reported by Frank Russell Company.

(d) The Russell 2500 Index consists of the smallest 500 securities in the Russell 1000 Index and all 2,000 securities in the Russell 2000 Index. Each of these indices assumes reinvestment of all dividends and is unmanaged.

(e) The MSCI EAFE Index (Morgan Stanley Capital International-Europe, Australia and Far East) is a market value-weighted average of the performance of more than 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East. Performance is calculated on a total return basis, as reported by Frank Russell Company.

(f) The NAREIT Equity REIT Index is a market weighted total return of all tax-qualified REITs listed on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System as reported by Frank Russell Company.

(g) The Salomon Brothers Non-U.S. World Government Bond Index (S.B. Non-U.S.
    WGBI) serves as an unmanaged benchmark to evaluate the performance of government bonds with a maturity of one year or greater in the following 12 countries: Japan, United Kingdom, Germany, France, Canada, the Netherlands, Australia, Denmark, Italy, Belgium, Spain and Sweden.

(h) Three-month Treasury bills are backed by full faith and credit of the U.S. Government, short-term investments are equivalent to cash because their maturity is only three months.

(i) S&P 500 Barra Growth Index is the Standard & Poor's 500 Growth Index. Companies in each U.S. index are split into two groups based on price-to-book ratio to create growth and value indices. The Growth index contains companies with higher price-to-book ratios, while the Value index contains those with lower ratios.

(j) S&P 500 Barra Value Index is the Standard & Poor's 500 Value Index. Companies in each U.S. index are split into two groups based on price-to-book ratio to create growth and value indices. The Value index contains companies with lower price-to-book ratios, while the Growth index contains those with higher ratios.

(k) NASDAQ Composite Index is an unmanaged index of the National Market System which includes over 5,000 stocks traded only over-the-counter and not on an exchange.

(l) The Russell 2000 Index consists of the smallest 2,000 of the 3,000 largest companies, based on market capitalization.

(m) The Lehman Brothers Aggregate Bond Index is an unmanaged index and is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index.


The unmanaged indices described above are not available for individual investment.

*START*
AETNA GENERATION PORTFOLIOS, INC.
PORTFOLIO OF INVESTMENTS - JUNE 30, 2000 (UNAUDITED)
ASCENT
------------------------------------------------------------------------

                                            NUMBER OF         MARKET
                                             SHARES            VALUE
                                           -----------     -------------
COMMON STOCKS (76.3%)
UNITED STATES (56.7%)
AIRLINES (0.4%)
UAL Corp. + ...........................       13,000       $     756,438
                                                           -------------
BANKS (REGIONAL) (0.2%)
First United Bancshares, Inc. .........       10,000             151,875
GBC Bancorp ...........................       13,000             380,250
                                                           -------------
                                                                 532,125
                                                           -------------
BEVERAGES (NON-ALCOHOLIC) (0.4%)
Pepsi Bottling Group, Inc. ............       26,000             758,875
                                                           -------------
BEVERAGES (ALCOHOLIC) (1.0%)
Anheuser-Busch Co., Inc. ..............       24,200           1,807,438
Canandiagua Brands, Inc. + ............        8,000             403,500
                                                           -------------
                                                               2,210,938
                                                           -------------
BIOTECHNOLOGY (0.1%)
MedImmune, Inc. + .....................        3,900             288,600
                                                           -------------
CELLULAR/WIRELESS TELECOMMUNICATIONS (1.3%)
Powertel, Inc. + ......................        2,000             141,875
Powerwave Technologies, Inc. + ........        7,200             316,800
Price Communications Corp. + ..........       11,300             266,256
Sprint PCS + ..........................       34,700           2,064,650
                                                           -------------
                                                               2,789,581
                                                           -------------
CHEMICALS (0.2%)
Georgia Gulf Corp. ....................       20,000             416,250
                                                           -------------
CHEMICALS SPECIALITY (0.3%)
Gentek, Inc. ..........................       20,000             223,750
Millennium Chemicals, Inc. + ..........       20,000             340,000
                                                           -------------
                                                                 563,750
                                                           -------------
COMMUNICATIONS EQUIPMENT (2.0%)
ADC Telecommunications, Inc. + ........       22,800           1,912,350
Anixter International, Inc. + .........        8,000             212,000
Audiovox Corp. + ......................       22,000             485,375
Ciena Corp. + .........................        1,600             266,700
Scientific-Atlanta, Inc. ..............       20,400           1,519,800
                                                           -------------
                                                               4,396,225
                                                           -------------
COMPUTERS (HARDWARE) (1.4%)
Brocade Communications Systems, Inc. ..        5,200             954,119
Sun Microsystems, Inc. + ..............       23,400           2,127,937
                                                           -------------
                                                               3,082,056
                                                           -------------
COMPUTERS (NETWORKING) (1.5%)
Cisco Systems, Inc. + .................       28,900           1,836,956
Network Appliance, Inc. + .............       17,700           1,424,850
                                                           -------------
                                                               3,261,806
                                                           -------------
COMPUTERS (PERIPHERALS) (1.0%)
Advanced Digital Information Corp. + ..       12,000             191,250
EMC Corp. + ...........................       25,900           1,992,681
                                                           -------------
                                                               2,183,931
                                                           -------------
COMPUTERS SOFTWARE/SERVICES (3.9%)
Adobe Systems, Inc. ...................        6,600             858,000
BEA Systems, Inc. + ...................       24,000           1,186,500
BroadVision, Inc. + ...................       14,000             711,375

                                            NUMBER OF         MARKET
                                             SHARES            VALUE
                                           -----------     -------------
UNITED STATES (CONTINUED)
COMPUTERS SOFTWARE/SERVICES (CONTINUED)
Oracle Corp. + ........................       38,000       $   3,194,375
SERENA Software, Inc. + ...............        7,050             320,114
Symantec Corp. + ......................       10,000             539,375
VeriSign, Inc. + ......................        1,900             335,350
VERITAS Software Corp. + ..............       11,400           1,288,378
                                                           -------------
                                                               8,433,467
                                                           -------------
ELECTRIC COMPANIES (0.8%)
Energy East Corp. .....................       25,000             476,563
NSTAR Corp. ...........................       17,000             691,687
RGS Energy Group Inc. .................       25,800             574,050
                                                           -------------
                                                               1,742,300
                                                           -------------
ELECTRICAL EQUIPMENT (2.6%)
Amphenol Corp. ........................        7,000             463,313
AVX Corp. .............................       16,000             367,000
Black Box Corp. + .....................        6,000             475,031
General Electric Co. ..................       47,100           2,496,300
KEMET Corp. + .........................       18,000             451,125
Technitrol, Inc. ......................        6,000             581,250
Three-Five Systems, Inc. + ............        6,000             354,000
Vishay Intertechnology, Inc. + ........       14,250             540,609
                                                           -------------
                                                               5,728,628
                                                           -------------
ELECTRONICS (DEFENSE) (0.2%)
Litton Industries, Inc. + .............       10,000             420,000
                                                           -------------
ELECTRONICS (INSTRUMENTS) (1.2%)
Credence Systems Corp. + ..............       13,000             717,437
CyberOptics Corp. .....................        6,800             314,500
Meade Instruments Corp. ...............       18,000             452,250
Robotic Vision Systems, Inc. + ........       30,000             540,000
Varian, Inc. + ........................       12,000             553,500
                                                           -------------
                                                               2,577,687
                                                           -------------
ELECTRONICS (SEMICONDUCTORS) (5.0%)
Altera Corp. + ........................       15,300           1,559,644
Atmel Corp. + .........................        4,800             177,000
Integrated Device Technology, Inc. + ..       12,000             718,500
Intel Corp. ...........................       24,500           3,275,344
International Rectifier Corp. + .......        6,500             364,000
Kopin Corporation + ...................        5,700             394,725
Micron Technology, Inc. + .............        7,400             651,662
PMC Sierra Inc. + .....................        1,300             230,994
QLogic Corp. + ........................        2,600             171,763
SDL, Inc. + ...........................        3,000             855,562
Silicon Storage Technology, Inc. + ....        5,000             441,562
Texas Instruments, Inc. ...............       19,300           1,325,669
Xilinx, Inc. + ........................        8,800             726,550
                                                           -------------
                                                              10,892,975
                                                           -------------
ENGINEERING & CONSTRUCTION (0.1%)
LCC International, Inc. + .............       10,000             273,125
                                                           -------------
EQUIPMENT (SEMICONDUCTORS) (1.7%)
Applied Materials, Inc. + .............       30,300           2,745,937

58  See Notes to Portfolio of Investments.

------------------------------------------------------------------------

                                            NUMBER OF         MARKET
                                             SHARES            VALUE
                                           -----------     -------------
UNITED STATES (CONTINUED)
EQUIPMENT (SEMICONDUCTORS) (CONTINUED)
Teradyne, Inc. + ......................       12,900       $     948,150
                                                           -------------
                                                               3,694,087
                                                           -------------
FINANCIAL (DIVERSIFIED) (0.9%)
Citigroup Inc. ........................       19,800           1,192,950
Eastgroup Properties, Inc. ............        4,600              96,888
Koger Equity, Inc. ....................       10,600             178,875
National Golf Properties, Inc. ........        3,000              63,375
Pacific Gulf Properties, Inc. .........        2,600              65,163
Pan Pacific Retail Properties, Inc. ...        6,300             126,787
Parkway Properties, Inc. ..............        5,200             158,600
                                                           -------------
                                                               1,882,638
                                                           -------------
FOODS (1.0%)
PepsiCo, Inc. .........................       38,500           1,710,844
Smithfields Foods, Inc. + .............        8,900             249,756
Suiza Foods Corp. + ...................        4,000             195,500
                                                           -------------
                                                               2,156,100
                                                           -------------
GAMING, LOTTERY, & PARI-MUTUEL (0.8%)
Argosy Gaming Co. + ...................       36,000             517,500
Aztar Corp. + .........................       10,400             161,200
Isle of Capris Casinos, Inc. ..........       20,000             271,250
Mandaley Resort Group + ...............       22,000             440,000
MGM Grand, Inc. + .....................        7,400             237,725
                                                           -------------
                                                               1,627,675
                                                           -------------
HARDWARE & TOOLS (0.2%)
Toro Co. ..............................       12,000             395,250
                                                           -------------
HEALTH CARE (DRUGS) (0.3%)
Noven Pharmaceuticals, Inc. + .........       20,900             628,306
                                                           -------------
HEALTH CARE (DRUGS/PHARMACEUTICALS) (2.7%)
Eli Lilly & Co. .......................       26,100           2,606,737
Pfizer, Inc. ..........................       68,575           3,291,600
                                                           -------------
                                                               5,898,337
                                                           -------------
HEALTH CARE (HOSPITAL MANAGEMENT) (0.3%)
RehabCare Group, Inc. .................       24,000             654,000
                                                           -------------
HEALTH CARE (MANAGED CARE) (1.7%)
Oxford Health Plans, Inc. + ...........       17,000             404,812
PacifiCare Health Systems, Inc. + .....        6,000             361,125
Trigon Healthcare, Inc. + .............       10,000             515,625
UnitedHealth Group Incorporated .......       27,200           2,332,400
                                                           -------------
                                                               3,613,962
                                                           -------------
HEALTH CARE (MEDICAL PRODUCTS/SUPPLIES) (0.4%)
INAMED Corporation + ..................       12,000             439,500
Zoll Medical Corp. ....................        9,000             441,000
                                                           -------------
                                                                 880,500
                                                           -------------
HEALTH CARE DIVERSIFIED (0.6%)
Abbott Laboratories ...................       21,000             935,813
IVAX Corp. + ..........................       11,000             456,500
                                                           -------------
                                                               1,392,313
                                                           -------------
INSURANCE (LIFE/HEALTH) (0.5%)
Hancock John Financial Services, Inc. +       17,000             402,688

                                            NUMBER OF         MARKET
                                             SHARES            VALUE
                                           -----------     -------------
UNITED STATES (CONTINUED)
INSURANCE (LIFE/HEALTH) (CONTINUED)
Mony Group Inc. + .....................       17,000       $     574,812
                                                           -------------
                                                                 977,500
                                                           -------------
INSURANCE (MULTI-LINE) (1.3%)
American International Group, Inc. ....        8,400             987,000
CIGNA Corp. ...........................       19,700           1,841,950
                                                           -------------
                                                               2,828,950
                                                           -------------
INSURANCE (PROPERTY/CASUALTY) (0.3%)
Renaissancere Holdings Company ........       17,000             740,563
                                                           -------------
INVESTMENT BANKING/BROKERAGE (0.8%)
Lehman Brothers Holdings Inc. .........        6,500             614,656
Raymond James Financial, Inc. .........       25,000             562,500
Tucker Anthony Sutro Corporation ......       30,000             540,000
                                                           -------------
                                                               1,717,156
                                                           -------------
LEISURE TIME (PRODUCTS) (0.2%)
Direct Focus, Inc. + ..................       10,000             490,000
                                                           -------------
MANUFACTURING (SPECIALIZED) (0.4%)
Millipore Corp. .......................       12,600             949,725
                                                           -------------
NATURAL GAS - DISTRIBUTION - PIPE LINE (0.5%)
Enron Corp. ...........................       11,500             741,750
KeySpan Energy Corp. ..................       10,000             307,500
                                                           -------------
                                                               1,049,250
                                                           -------------
OFFICE EQUIPMENT & SUPPLIES (0.1%)
Steelcase, Inc. .......................       15,900             270,300
                                                           -------------
OIL & GAS (DRILLING & EQUIPMENT) (1.5%)
Atwood Oceanics, Inc. + ...............        4,000             177,500
Helmerich & Payne, Inc. ...............       20,000             747,500
Rowan Co., Inc. + .....................       54,000           1,640,250
Transocean Sedco Forex Inc. ...........       11,500             614,531
                                                           -------------
                                                               3,179,781
                                                           -------------
OIL & GAS (EXPLORATION/PRODUCTION) (1.9%)
Anadarko Petroleum Corp. ..............       13,900             685,444
Apache Corp. ..........................       25,800           1,517,362
Basin Exploration, Inc. + .............       10,000             178,750
Ocean Energy, Inc. + ..................       26,000             368,875
Patina Oil & Gas Corp. ................       16,000             332,000
Penn Virginia Corp. ...................       19,000             467,875
Vintage Petroleum, Inc. + .............       20,000             451,250
                                                           -------------
                                                               4,001,556
                                                           -------------
OIL & GAS (REFINING & MARKETING) (0.3%)
Ultramar Diamond Shamrock Corp. .......       28,000             694,750
                                                           -------------
OIL (DOMESTIC INTEGRATED) (0.4%)
Phillips Petroleum Co. ................       18,100             917,444
                                                           -------------
PHOTOGRAPHY/IMAGING (0.6%)
Imation Corp. + .......................       17,000             499,375
Infocus Corp. .........................       22,500             724,219
                                                           -------------
                                                                1,223,594
                                                           -------------
POWER PRODUCERS (INDEPENDENT) (0.9%)
AES Corp. + ...........................       37,500           1,710,938
Calpine Corp. + .......................        2,500             164,375
                                                           -------------
                                                               1,875,313
                                                           -------------

                              See Notes to Portfolio of Investments.  59

AETNA GENERATION PORTFOLIOS, INC.
PORTFOLIO OF INVESTMENTS - JUNE 30, 2000 (UNAUDITED)
ASCENT (CONTINUED)
------------------------------------------------------------------------

                                            NUMBER OF         MARKET
                                             SHARES            VALUE
                                           -----------     -------------
UNITED STATES (CONTINUED)
REIT DIVERSIFIED (7.3%)
Alexandria Real Estate Equities, Inc. .        6,400       $     219,600
AMB Property Corp. ....................       13,400             305,688
Apartment Investment & Management Co. .       13,800             596,850
Archstone Communities Trust ...........       17,500             368,594
Arden Realty Group, Inc. ..............        8,500             199,750
Avalon Bay Communities, Inc. ..........        9,270             387,022
Beacon Capital + + ....................       38,400             568,320
Boston Properties, Inc. ...............       26,700           1,031,287
Brandywine Realty Trust ...............        9,000             172,125
BRE Properties, Inc. ..................       13,300             384,037
Capital Automotive REIT ...............       14,700             207,638
Catellus Development Corp. + ..........       10,800             162,000
CBL & Associates Properties, Inc. .....       13,000             324,188
Colonial Properties Trust .............        9,400             257,325
Developers Diversified Realty Corp. ...       47,800             714,012
Duke-Weeks Realty Corp. ...............       14,574             326,093
Equity Office Properties Trust ........       37,700           1,039,106
Equity Residential Properties Trust ...       21,402             984,492
Essex Property Trust, Inc. ............        4,300             180,600
FelCor Lodging Trust Inc. .............        5,900             109,150
First Industrial Realty Trust, Inc. ...        5,200             153,400
General Growth Properties, Inc. .......       15,300             485,775
Glimcher Realty Trust .................       16,300             234,313
Health Care Property Investors, Inc. ..        7,700             209,825
Healthcare Realty Trust, Inc. .........        6,157             105,054
Highwood Properties, Inc. .............        7,000             168,000
Home Properties of New York, Inc. .....        8,300             249,000
Hospitality Properties Trust ..........       10,800             243,675
Host Marriott Corp. ...................        9,500              89,063
Kimco Realty Corp. ....................       11,800             483,800
Liberty Property Trust ................       11,100             287,906
Post Properties, Inc. .................       10,600             466,400
Prentiss Properties Trust .............        3,000              72,000
ProLogis Trust ........................       30,800             656,425
PS Business Parks, Inc. ...............       13,300             319,200
Simon Property Group, Inc. ............       25,200             559,125
SL Green Realty Corp. .................       16,200             433,350
Spieker Properties, Inc. ..............       17,200             791,200
Starwood Hotels & Resort Worldwide,
 Inc...................................        6,800             221,425
Summit Properties Inc. ................       14,800             310,800
United Dominion Realty Trust, Inc. ....       11,500             126,500
Vornado Realty Trust ..................       14,400             500,400
Weingarten Realty Investors ...........        4,800             193,800
                                                           -------------
                                                              15,898,313
                                                           -------------
RETAIL (BUILDING SUPPLIES) (0.2%)
Hughes Supply, Inc. ...................       24,000             474,000
                                                           -------------
RETAIL (COMPUTERS & ELECTRONICS) (0.4%)
Tech Data Corp. + .....................       17,500             762,344
                                                           -------------
RETAIL (HOME SHOPPING) (0.3%)
PolyMedica Corp. + ....................       13,000             562,250
                                                           -------------

                                            NUMBER OF         MARKET
                                             SHARES            VALUE
                                           -----------     -------------
UNITED STATES (CONTINUED)
RETAIL - SPECIALITY (0.1%)
Sonic Automotive, Inc. + ..............       25,000       $     267,215
                                                           -------------
RETAIL SPECIALITY - APPAREL (0.7%)
Braun's Fashions Corporation ..........       15,000             550,313
Hot Topic, Inc. + .....................       15,000             480,000
Wilsons The Leather Experts Inc. + ....       26,000             381,875
                                                           -------------
                                                               1,412,188
                                                           -------------
SAVINGS & LOAN COMPANIES (0.3%)
Astoria Financial Corp. ...............       13,000             334,750
Downey Financial Corp. ................       12,000             348,000
                                                           -------------
                                                                 682,750
                                                           -------------
SERVICES (ADVERTISING/MARKETING) (0.3%)
ADVO, Inc. + ..........................       15,000             630,000
                                                           -------------
SERVICES (COMMERCIAL & CONSUMER) (1.1%)
Convergys Corp. + .....................       16,300             845,562
Dollar Thrifty Automotive Group, Inc. +       24,000             442,500
F.Y.I. Incorporated + .................       15,000             505,313
West Teleservices Corp. ...............       25,000             632,813
                                                           -------------
                                                               2,426,188
                                                           -------------
SERVICES (DATA PROCESSING) (0.5%)
Paychex, Inc. .........................       28,000           1,176,000
                                                           -------------
SPECIALITY PRINTING (0.2%)
Harland (John H.) Co. .................       34,000             507,875
                                                           -------------
TELEPHONE (0.9%)
Telephone & Data Systems, Inc. ........        1,500             150,375
U.S. WEST, Inc. .......................       21,000           1,800,750
                                                           -------------
                                                               1,951,125
                                                           -------------
TELEPHONE LONG DISTANCE (0.1%)
Time Warner Telecom Inc. ..............        2,000             128,750
                                                           -------------
TEXTILES (APPAREL) (0.1%)
Kellwood Co. ..........................        6,800             143,650
                                                           -------------
TRUCKERS (0.3%)
Arkansas Best Corp. + .................       34,000             337,875
Yellow Corp. + ........................       18,000             265,500
                                                           -------------
                                                                 603,375
                                                           -------------
TOTAL UNITED STATES COMMON STOCKS
 (COST $112,422,710)                                         122,673,830
                                                           -------------
FOREIGN COMMON STOCKS (19.6%)
BRAZIL (0.4%)
Embratel Participacoes S.A. (Other
 Telecommunications)...................       37,700             890,662
                                                           -------------
CANADA (1.2%)
Nortel Networks Corp. (Communications
 Equipment)............................       38,500           2,627,625
                                                           -------------
DENMARK (1.4%)
Novo Nordisk A/S (Health Care -
 Drugs/Pharmaceuticals)................        4,800             820,313
Tele Danmark A/S (Telephone) ..........        7,500             506,913

60  See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------

                                            NUMBER OF         MARKET
                                             SHARES            VALUE
                                           -----------     -------------
DENMARK (CONTINUED)
Vestas Wind Systems A/S (Electrical
 Equipment)............................       44,800       $   1,652,138
                                                           -------------
TOTAL DENMARK                                                  2,979,364
                                                           -------------
FINLAND (2.0%)
Comptel Oyj (Data & Imaging Services) +       63,000           1,274,252
JOT Automation Group Oyj (Data &
 Imaging Services) ....................      150,100           1,005,751
Nokia Oyj, ADR (Communications
 Equipment)                                   26,300           1,313,356
Perlos Oyj (Electronics - Component
 Dist.) + .............................       26,300             834,481
                                                           -------------
TOTAL FINLAND                                                  4,427,840
                                                           -------------
FRANCE (2.3%)
Alcatel (Communications Equipment) ....       11,000             724,406
AXA (Insurance) .......................        2,883             455,996
Genset (Biotech. & Medical Prod.) .....       17,000             393,125
Schneider Electric SA (Electrical
 Equipment)............................        6,600             461,848
Societe Television Francaise 1
 (Broadcasting - TV, Radio & Cable) ...        6,000             419,862
STMicroelectronics N.V. (Electronics -
 Semiconductors).......................       12,900             816,143
Total Fina Elf (Oil) ..................        5,746             884,593
Vivendi (Manufacturing - Diversified) .        8,836             783,060
                                                           -------------
TOTAL FRANCE                                                   4,939,033
                                                           -------------
GERMANY (1.5%)
Buderus AG (Forest Prod. & Building
 Mats.)................................       38,500             609,313
DePfa Deutsche Pfandbriefbank AG (Banks
 - Major Regional) ....................        7,800             788,823
Intershop Communications AG (Data &
 Imaging Services) + ..................        2,700           1,224,214
Siemens AG (Electrical Mach. &
 Instrument)...........................        4,200             634,106
                                                           -------------
TOTAL GERMANY                                                  3,256,456
                                                           -------------
HONG KONG (0.4%)
China Telecom Ltd., ADR
 (Cellular/Wireless Telecomms.) + .....        5,100             906,844
                                                           -------------
IRELAND (0.1%)
CRH Plc (Construction) ................       16,979             307,614
                                                           -------------
ITALY (0.4%)
Banca Nazionale del Lavoro
 (Banks & Thrifts) + ..................       89,200             315,518
Telecom Italia SpA (Other
 Telecommunications)...................       54,200             555,924
                                                           -------------
TOTAL ITALY                                                      871,442
                                                           -------------
JAPAN (2.2%)
Canon, Inc. (Electrical Mach &
 Instrument)...........................       14,000             698,644
Crayfish Co., Ltd. (Data & Imaging
 Services) + ..........................       70,000             490,000
Internet Initiative Japan Inc., ADR
 (Computers Software/Services) ........        4,600             272,550
Minebea Co., Ltd. (Machinery -
 Diversified)..........................       66,000             829,639
Murata Manufacturing Co., Ltd.
 (Electronics - Component Dist.) ......        5,000             719,248
Shin-Etsu Chemical Co., Ltd. (Chemicals
 Speciality)...........................        5,000             254,241

                                            NUMBER OF         MARKET
                                             SHARES            VALUE
                                           -----------     -------------
JAPAN (CONTINUED)
Softbank Corp. (Semiconductors &
 Electronic)...........................        5,100       $     694,107
Sony Corporation (Household Furnishings
 & App.) ..............................        7,400             692,406
                                                           -------------
TOTAL JAPAN                                                    4,650,835
                                                           -------------
MEXICO (0.4%)
Telefonos de Mexico SA de CV, ADR
 (Telephone Long Distance) + ..........       13,200             754,052
                                                           -------------
NETHERLANDS (1.5%)
ING Groep N.V. (Financial -
 Diversified)..........................       11,736             796,500
Koninklijke (Royal) Philips Electronis
 N.V. (Electrical Mach & Instrument) ..       29,000           1,373,274
United Pan-Europe Communications N.V.
 (Other Telecommunications) + .........       32,100             842,810
VNU N.V. (Publishing) .................        4,675             242,444
                                                           -------------
TOTAL NETHERLANDS                                              3,255,028
                                                           -------------
SPAIN (0.5%)
Telefonica Publicidad e Informacion,
 S.A. (Services - Advertising/Mktg.) ..       25,689             243,543
Telefonica S.A. (Other
 Telecommunications) + ................       38,862             838,185
                                                           -------------
TOTAL SPAIN                                                    1,081,728
                                                           -------------
SWEDEN (2.0%)
HiQ International AB (Services - Data
 Processing)...........................      136,000           1,317,980
Information Highway AB (Semiconductors
 & Electronic) + ......................       60,700             470,596
Skandia Forsakrings AB (Insurance) ....       24,600             653,494
Telefonaktiebolaget LM Ericsson AB
 (Semiconductors & Electronic) ........       55,200           1,104,000
Telelogic AB (Semiconductors &
 Electronic) + ........................      114,000             844,830
                                                           -------------
TOTAL SWEDEN                                                   4,390,900
                                                           -------------
SWITZERLAND (1.0%)
Fantastic Corporation (Data & Imaging
 Services) + ..........................       18,900             186,609
Gretag Imaging Group (Producer Goods) +        2,200             424,829
Logitech International S.A. (Data &
 Imaging Services) + ..................        1,130             806,813
Swatch Group AG (The) (Consumer
 Specialties)..........................          600             765,283
                                                           -------------
TOTAL SWITZERLAND                                              2,183,534
                                                           -------------
UNITED KINGDOM (2.3%)
Celltech Group Plc (Biotech &
 Medical Prod.) + .....................       30,000             581,338
Lloyds TSB Group Plc (Diversified
 Financial Services) ..................       43,600             411,878
Shire Pharmaceuticals Group Plc (Drugs)
 +.....................................       19,279           1,000,098
Viatel, Inc. (Other Telecommunications)
 +.....................................       32,800             936,850
Vodafone AirTouch Plc
 (Cellular/Wireless Telecomms.) .......      270,419           1,093,064
WPP Group Plc (Commercial Services) ...       64,400             940,828
                                                           -------------
TOTAL UNITED KINGDOM                                           4,964,056
                                                           -------------

                              See Notes to Portfolio of Investments.  61

AETNA GENERATION PORTFOLIOS, INC.
PORTFOLIO OF INVESTMENTS - JUNE 30, 2000 (UNAUDITED)
ASCENT (CONTINUED)
------------------------------------------------------------------------

                                                              MARKET
                                                               VALUE
                                                           -------------
TOTAL FOREIGN COMMON STOCKS
 (COST $33,545,432)                                         $ 42,487,013
                                                           -------------
TOTAL COMMON STOCKS
 (COST $145,968,142)                                         165,160,843
                                                           -------------

                                           PRINCIPAL
                                            AMOUNT
                                          -----------
LONG-TERM BONDS AND NOTES (14.3%)
CORPORATE BONDS (3.2%)
ABN AMRO Bank NV, 7.55%, 06/28/06 .....    $  35,000              34,968
Allstate Corp., 7.88%, 05/01/05 .......       55,000              55,330
AT&T Capital Corp., 6.75%, 02/04/02 ...       90,000              88,760
Bank of America Corp., 5.75%, 03/01/04        30,000              28,202
Bombardier Capital Inc.,6.00%,01/15/02       320,000             312,000
Capital Auto Receivables Asset
 Trust, 6.30%, 05/15/04................      370,000             366,153
Chemical Master Credit Card
 Trust, 7.09%, 02/15/09................      130,000             128,943
Citigroup Inc., 6.20%, 03/15/09 .......       25,000              22,941
Conoco Inc., 5.90%, 04/15/04 ..........      105,000             100,268
Cox Communications Inc., 7.75%,
 08/15/06 .............................      290,000             288,965
DaimlerChrysler NA Holdings Inc.,
 7.20%, 09/01/09 ......................      264,000             254,150
Deere & Co., 8.10%, 05/15/30 ..........       15,000              14,610
Deutche Telekom Int. Finance,
 8.25%, 06/15/30 # ....................      109,000             110,698
Diageo Capital Plc, 7.25%, 11/01/09 ...       90,000              90,230
Dominion Resources, Inc., 8.13%,
 06/15/10 .............................       65,000              65,599
Duke Energy Corp., 7.38%, 03/01/10 ....       50,000              49,184
Eastman Kodak Co., 7.25%, 06/15/05 ....      160,000             159,776
Electronic Data Systems
 Corp., 6.85%, 10/15/04................      310,000             303,158
Enron Corp., 7.88%, 06/15/03 ..........      320,000             322,182
First Union National
 Bank, 7.88%, 02/15/10.................       35,000              34,552
Ford Motor Co., 7.45%, 07/16/31 .......       30,000              28,372
Ford Motor Credit Corp., 7.38%,
 10/28/09 .............................       45,000              43,527
Ford Motor Credit Corp.,7.50%,03/15/05       245,000             243,162
General Electric Capital
 Corp., 6.81%, 11/03/03................      110,000             108,699
General Motors Acceptance
 Corp., 7.63%, 06/15/04................       70,000              70,034
General Motors Acceptance
 Corp., 7.75%, 01/19/10................       70,000              69,590
GTE California Inc., 7.65%, 03/15/07 ..       95,000              94,798
GTE Corp., 9.38%, 12/01/00 ............      300,000             302,805
Hewlett-Packard Co., 7.15%, 06/15/05 ..      240,000             240,439
Honeywell International, 7.50%,
 03/01/10 .............................      110,000             110,221
Household Finance Corp., 7.88%,
 03/01/07 .............................       40,000              39,845
J. Seagram & Sons, 7.60%, 12/15/28 ....       55,000              52,529
MBNA Master Credit Card Trust,
 6.40%,01/18/05........................      400,000             394,000
MCI WorldCom, Inc., 6.95%, 08/15/28 ...       98,000              86,328
Mellon Bank NA, 7.63%, 09/15/07 .......       60,000              59,827
Morgan Stanley Dean Witter &
 Co., 5.63%, 01/20/04..................       35,000              33,006

                                            PRINCIPAL         MARKET
                                             AMOUNT            VALUE
                                           -----------     -------------
CORPORATE BONDS (CONTINUED)
Morgan Stanley Dean Witter &
 Co., 7.13%, 01/15/03..................       65,000              64,583
National Rural Utilities, 5.50%,
 01/15/05 .............................      165,000             153,320
Norsk Hydro A/S, 7.15%, 01/15/29 ......      180,000             160,983
Ontario (Province of), 6.00%, 02/21/06        65,000              61,315
Pepsi Bottling Holdings
 Inc., 5.38%, 02/17/04.................       85,000              80,073
PPG Industries Inc., 7.05%, 08/15/09 ..      130,000             125,967
Quebec Province Co., 5.75%, 02/15/09 ..      185,000             165,658
Quebec Province Co., 7.50%, 09/15/29 ..       40,000              39,296
Raytheon Co., 8.30%, 03/01/10 .........       40,000              40,284
Saskatchewan (Province of),
 9.38%,12/15/20........................       80,000              94,514
Sempra Energy, 7.95%, 03/01/10 ........       50,000              50,424
Tennessee Gas Pipeline, 7.00%, 10/15/28      180,000             157,660
Texaco Capital, Inc., 5.50%, 01/15/09 .      180,000             158,915
Textron Financial Corp., 7.13%,
 12/09/04 .............................      320,000             313,674
Time Warner Inc., 8.11%, 08/15/06 .....       55,000              55,999
Tyco International Group SA,
 6.13%,01/15/09........................      140,000             123,788
U.S. West Communications Group,
 5.63%,11/15/08........................       90,000              77,759
Vodafone AirTouch Plc, 7.63%,
 02/15/05 ++ ..........................       55,000              55,076
Vodafone AirTouch Plc, 7.75%,
 02/15/10 ++ ..........................       50,000              49,573
WorldCom, Inc., 8.00%, 05/15/06 .......      110,000             111,894
                                                           -------------
TOTAL CORPORATE BONDS (COST $6,999,358)                        6,948,606
                                                           -------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (6.0%)
Federal Home Loan Mortgage
 Corp., 7.00%, 07/14/25 # .............      500,000             483,165
Federal Home Loan Mortgage
 Corp., 7.50%, 12/01/11-07/15/30.......    1,717,000           1,698,520
Federal Home Loan Mortgage
 Corp., 8.00%, 07/15/30 # .............      700,000             703,941
Federal National Mortgage
 Association, 5.75%, 03/15/09..........    1,027,000             935,371
Federal National Mortgage
 Association, 6.00%, 06/01/28..........      450,630             413,453
Federal National Mortgage
 Association, 6.50%, 07/25/15-07/01/29 #   2,100,000           1,992,603
Federal National Mortgage
 Association, 6.63%, 09/15/09..........      970,000             936,807
Federal National Mortgage
 Association, 7.50%, 07/01/11..........      183,000             182,828
Federal National Mortgage
 Association, 8.00%, 07/15/30 # .......    1,400,000           1,405,908
Federal National Mortgage
 Association, 8.50%, 09/01/26..........    1,060,480           1,080,523
Federal National Mortgage Association -
 Convertible Loan, 6.50%, 11/01/27 ....      755,866             713,583
Government National Mortgage
 Association, 6.50%, 01/15/29..........      526,165             499,362
Government National Mortgage
 Association, 7.00%, 04/15/26-02/15/28.    1,530,120           1,487,759

62  See Notes to Portfolio of Investments.

AETNA GENERATION PORTFOLIOS, INC.
PORTFOLIO OF INVESTMENTS - JUNE 30, 2000 (UNAUDITED)
ASCENT (CONTINUED)
------------------------------------------------------------------------

                                            PRINCIPAL         MARKET
                                             AMOUNT            VALUE
                                           -----------     -------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES
(CONTINUED)
Government National Mortgage
 Association, 8.00%, 07/15/24..........   $  378,468        $    383,199
                                                           -------------
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
 SECURITIES (COST $13,068,757)                                12,916,932
                                                           -------------
U.S. GOVERNMENT OBLIGATIONS (5.1%)
U.S. Treasury Note, 5.25%, 08/15/03 * .    3,080,000           2,985,660
U.S. Treasury Note, 5.25%, 05/15/04 * .      210,000             202,616
U.S. Treasury Note, 5.25%, 02/15/29 ...      398,000             353,225
U.S. Treasury Note, 5.38%, 06/30/03 ...      285,000             277,430
U.S. Treasury Note, 5.50%, 08/31/01 ...    1,250,000           1,236,137
U.S. Treasury Note, 5.63%, 05/15/08 ...    2,285,000           2,204,317
U.S. Treasury Note, 5.88%, 11/15/04 ...       50,000              49,274
U.S. Treasury Note, 6.00%, 08/15/04 ...      693,000             686,500
U.S. Treasury Note, 6.00%, 08/15/09 * .    1,055,000           1,046,592
U.S. Treasury Note, 6.13%, 08/15/29 # .      870,000             878,700
U.S. Treasury Note, 6.50%, 03/31/02 ...      409,000             409,254
U.S. Treasury Note, 6.50%, 02/15/10 * .      534,000             552,273
U.S. Treasury Note, 8.13%, 08/15/21 ...      211,000             257,783
                                                           -------------
TOTAL U.S. GOVERNMENT OBLIGATIONS
 (COST $11,066,642)                                           11,139,761
                                                           -------------
TOTAL LONG-TERM BONDS AND NOTES
 (COST $31,134,757)                                           31,005,299
                                                           -------------
SHORT-TERM INVESTMENTS (10.4%)
Cooper Industries,  Inc., 6.63%,
 07/20/00 * ++ ........................    4,500,000           4,485,911
GTE Corp., 6.60%, 07/18/00 * ++ .......    5,000,000           4,986,250
Torchmark Corp., 7.25%, 07/03/00 ......    9,271,000           9,271,000
U.S. Treasury Bill, 6.18%, 11/09/00 ...    3,900,000           3,818,217
                                                           -------------
TOTAL SHORT-TERM INVESTMENTS
 (COST $22,557,425)                                           22,561,378
                                                           -------------
TOTAL INVESTMENTS
 (COST $199,660,324)(A)                                      218,727,520
OTHER ASSETS LESS LIABILITIES                                 (2,134,789)
                                                           -------------
TOTAL NET ASSETS                                            $216,592,731
                                                           =============

NOTES TO PORTFOLIO OF INVESTMENTS

(a) The cost of investments for federal income tax purposes amounts to $203,320,141. Unrealized gains and losses, based on identified tax cost at June 30, 2000, are as follows:

Unrealized gains............................                $ 23,427,945

Unrealized losses...........................                  (8,020,566)
                                                           -------------
 Net unrealized gain........................                $ 15,407,379
                                                           =============

+ Non-income producing security.
+ Restricted security. This security has been determined to be illiquid under guidelines established by the Board of Directors.
# When-issued or delayed delivery security.
* Segregated securities for purchases of delayed delivery or when-issued securities held at June 30, 2000.
++Securities that may be resold to "qualified institutional buyers" under Rule
  144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors.

Acquisition date and cost concerning illiquid securities at June 30, 2000 is shown below:

                                          ACQUISITION
                                             DATE              COST
                                          -----------      -------------
Beacon Capital........................      3/17/98          $578,511
                                                             ========

The market value of the total illiquid securities above is $568,320 which represents 0.26% of the total net assets.

Category percentages are based on net assets.


                              See Notes to Portfolio of Investments.  63

AETNA GENERATION PORTFOLIOS, INC.
PORTFOLIO OF INVESTMENTS - JUNE 30, 2000 (UNAUDITED)
CROSSROADS
------------------------------------------------------------------------

                                            NUMBER OF         MARKET
                                             SHARES            VALUE
                                           -----------     -------------
COMMON STOCKS (64.7%)
UNITED STATES (49.1%)
AIRLINES (0.4%)
AMR Corp. + ..........................        6,900        $     182,419
UAL Corp. + ..........................        8,400              488,775
                                                           -------------
                                                                 671,194
                                                           -------------
AUTOMOBILES (0.2%)
General Motors Corp. + ...............        5,100              296,119
                                                           -------------
BANKS (MAJOR REGIONAL) (0.2%)
Fleet Boston Financial Corp. .........        8,300              282,200
                                                           -------------
BANKS (REGIONAL) (0.2%)
First United Bancshares, Inc. ........        7,000              106,313
GBC Bancorp ..........................        8,400              245,700
                                                           -------------
                                                                 352,013
                                                           -------------
BEVERAGES (NON-ALCOHOLIC) (0.3%)
Pepsi Bottling Group, Inc. ...........       16,800              490,350
                                                           -------------
BEVERAGES (ALCOHOLIC) (0.4%)
Anheuser-Busch Co., Inc. .............        4,300              321,156
Canandiagua Brands, Inc. + ...........        5,200              262,275
Coors (Adolph) Co. ...................        3,800              229,900
                                                           -------------
                                                                 813,331
                                                           -------------
BIOTECHNOLOGY (0.1%)
MedImmune, Inc. + ....................        2,500              185,000
                                                           -------------
CELLULAR/WIRELESS TELECOMMUNICATIONS (0.8%)
Powertel, Inc. + .....................        1,300               92,219
Powerwave Technologies, Inc. + .......        4,700              206,800
Price Communications Corp. + .........        7,300              172,006
Sprint PCS + .........................       15,600              928,200
                                                           -------------
                                                               1,399,225
                                                           -------------
CHEMICALS (0.3%)
Eastman Chemical Co. .................        5,000              238,750
Georgia Gulf Corp. ...................       12,900              268,481
                                                           -------------
                                                                 507,231
                                                           -------------
CHEMICALS SPECIALITY (0.2%)
Gentek, Inc. .........................       12,900              144,319
Millennium Chemicals, Inc. + .........       12,900              219,300
                                                           -------------
                                                                 363,619
                                                           -------------
COMMUNICATIONS EQUIPMENT (2.0%)
ADC Telecommunications, Inc. + .......       10,800              905,850
Anixter International, Inc. + ........        5,200              137,800
Audiovox Corp. + .....................       14,300              315,494
Ciena Corp. + ........................        1,000              166,687
Comverse Technology, Inc. + ..........        3,000              279,000
Corning, Inc. ........................        4,000            1,079,500
Scientific-Atlanta, Inc. .............       10,900              812,050
                                                           -------------
                                                               3,696,381
                                                           -------------
COMPUTERS (HARDWARE) (1.5%)
Apple Computer, Inc. + ...............       15,400              806,575
Brocade Communications Systems, Inc. .        3,400              623,847
Hewlett-Packard Co. ..................        5,400              674,325

                                            NUMBER OF         MARKET
                                             SHARES            VALUE
                                           -----------     -------------
UNITED STATES (CONTINUED)
COMPUTERS (HARDWARE) (CONTINUED)
Sun Microsystems, Inc. + .............        8,300        $     754,781
                                                           -------------
                                                               2,859,528
                                                           -------------
COMPUTERS (NETWORKING) (0.9%)
Cisco Systems, Inc. + ................       27,300            1,735,256
                                                           -------------
COMPUTERS (PERIPHERALS) (0.5%)
Advanced Digital Information Corp. + .        7,800              124,313
EMC Corp. + ..........................       11,000              846,312
                                                           -------------
                                                                 970,625
                                                           -------------
COMPUTERS SOFTWARE/SERVICES (2.1%)
Adobe Systems, Inc. ..................        2,100              273,000
BEA Systems, Inc. + ..................       15,600              771,225
BroadVision, Inc. + ..................        9,100              462,393
Oracle Corp. + .......................       13,200            1,109,625
SERENA Software, Inc. + ..............        4,600              208,869
Siebel Systems, Inc. + ...............        1,100              179,919
Symantec Corp. + .....................        6,500              350,594
VeriSign, Inc. + .....................        1,200              211,800
VERITAS Software Corp. + .............        2,700              305,142
                                                           -------------
                                                               3,872,567
                                                           -------------
DISTRIBUTORS (FOOD & HEALTH) (0.4%)
Cardinal Health, Inc. ................        4,200              310,800
Sysco Corp. ..........................        8,800              370,709
                                                           -------------
                                                                 681,509
                                                           -------------
ELECTRIC COMPANIES (0.7%)
Energy East Corp. ....................       16,200              308,812
NSTAR Corp. ..........................       11,000              447,562
Reliant Energy Inc. ..................        8,200              242,413
RGS Energy Group Inc. ................       16,700              371,575
                                                           -------------
                                                               1,370,362
                                                           -------------
ELECTRICAL EQUIPMENT (2.2%)
American Power Conversion Corp. + ....        6,500              265,281
Amphenol Corp. .......................        4,500              297,844
AVX Corp. ............................       10,400              238,550
Black Box Corp. + ....................        3,900              308,770
General Electric Co. .................       29,303            1,553,059
KEMET Corp. + ........................       11,600              290,725
Molex, Inc. ..........................        4,475              215,359
Technitrol, Inc. .....................        3,900              377,813
Three-Five Systems, Inc. + ...........        3,900              230,100
Vishay Intertechnology, Inc. + .......        9,150              347,128
                                                           -------------
                                                               4,124,629
                                                           -------------
ELECTRONICS (DEFENSE) (0.1%)
Litton Industries, Inc. + ............        6,500              273,000
                                                           -------------
ELECTRONICS (INSTRUMENTS) (1.0%)
Credence Systems Corp. + .............        8,400              463,575
CyberOptics Corp. ....................        4,400              203,500
Meade Instruments Corp. ..............       11,700              293,962
Robotic Vision Systems, Inc. + .......       19,400              349,200
Tektronix, Inc. ......................        3,400              251,600

64  See Notes to Portfolio of Investments.

------------------------------------------------------------------------

                                            NUMBER OF         MARKET
                                             SHARES            VALUE
                                           -----------     -------------
UNITED STATES (CONTINUED)
ELECTRONICS (INSTRUMENTS) (CONTINUED)
Varian, Inc. + .......................        7,800        $     359,775
                                                           -------------
                                                               1,921,612
                                                           -------------
ELECTRONICS (SEMICONDUCTORS) (5.8%)
Advanced Micro Devices Corp. + .......       10,500              811,125
Altera Corp. + .......................        7,500              764,531
Analog Devices, Inc. + ...............        9,800              744,800
Atmel Corp. + ........................        3,100              114,313
Integrated Device Technology, Inc. + .        7,800              467,025
Intel Corp. ..........................       18,900            2,526,694
International Rectifier Corp. + ......        4,200              235,200
Kopin Corporation + ..................        3,700              256,225
Linear Technology Corp. ..............        5,100              326,081
LSI Logic Corp. + ....................        4,100              221,913
Maxim Integrated Products, Inc. + ....        4,500              305,719
Micron Technology, Inc. + ............       10,200              898,237
National Semiconductor Corp. + .......       12,300              698,025
PMC Sierra Inc. + ....................          800              142,150
QLogic Corp. + .......................        1,700              112,306
SDL, Inc. + ..........................        1,900              541,856
Silicon Storage Technology, Inc. + ...        3,200              282,600
Texas Instruments, Inc. ..............        8,600              590,713
Xilinx, Inc. + .......................       10,100              833,881
                                                           -------------
                                                              10,873,394
                                                           -------------
ENGINEERING & CONSTRUCTION (0.1%)
LCC International, Inc. + ............        6,500              177,531
                                                           -------------
ENTERTAINMENT (0.1%)
Viacom, Inc. + .......................        3,500              238,656
                                                           -------------
EQUIPMENT (SEMICONDUCTORS) (0.7%)
Applied Materials, Inc. + ............        4,600              416,875
KLA Instruments Corp. + ..............        4,100              240,106
Teradyne, Inc. + .....................        8,100              595,350
                                                           -------------
                                                               1,252,331
                                                           -------------
FINANCIAL (DIVERSIFIED) (1.4%)
American Express Co. .................        9,100              474,337
Citigroup Inc. .......................       25,100            1,512,275
Eastgroup Properties, Inc. ...........        4,300               90,569
Koger Equity, Inc. ...................        9,300              156,937
National Golf Properties, Inc. .......        2,700               57,038
Pacific Gulf Properties, Inc. ........        2,400               60,150
Pan Pacific Retail Properties, Inc. ..        5,500              110,688
Parkway Properties, Inc. .............        4,800              146,400
                                                           -------------
                                                               2,608,394
                                                           -------------
FOODS (0.4%)
PepsiCo, Inc. ........................       11,500              511,031
Smithfields Foods, Inc. + ............        5,800              162,763
Suiza Foods Corp. + ..................        2,600              127,075
                                                           -------------
                                                                 800,869
                                                           -------------
GAMING, LOTTERY, & PARI-MUTUEL (0.6%)
Argosy Gaming Co. + ..................       23,300              334,938
Aztar Corp. + ........................        6,700              103,850

                                            NUMBER OF         MARKET
                                             SHARES            VALUE
                                           -----------     -------------
UNITED STATES (CONTINUED)
GAMING, LOTTERY, & PARI-MUTUEL (CONTINUED)
Isle of Capris Casinos, Inc. .........       12,900        $     174,956
Mandaley Resort Group + ..............       14,300              286,000
MGM Grand, Inc. + ....................        4,800              154,200
                                                           -------------
                                                               1,053,944
                                                           -------------
HARDWARE & TOOLS (0.1%)
Toro Co. .............................        7,800              256,913
                                                           -------------
HEALTH CARE (DRUGS) (0.2%)
Noven Pharmaceuticals, Inc. + ........       13,500              405,844
                                                           -------------
HEALTH CARE (DRUGS/PHARMACEUTICALS) (1.9%)
Eli Lilly & Co. ......................        7,100              709,112
Pfizer, Inc. .........................       46,975            2,254,800
Pharmacia Corporation ................        9,300              480,694
                                                           -------------
                                                               3,444,606
                                                           -------------
HEALTH CARE (HOSPITAL MANAGEMENT) (0.2%)
RehabCare Group, Inc. ................       15,600              425,100
                                                           -------------
HEALTH CARE (MANAGED CARE) (0.9%)
Oxford Health Plans, Inc. + ..........       11,000              261,938
PacifiCare Health Systems, Inc. + ....        3,900              234,731
Trigon Healthcare, Inc. + ............        6,500              335,156
UnitedHealth Group Incorporated ......        9,700              831,775
                                                           -------------
                                                               1,663,600
                                                           -------------
HEALTH CARE (MEDICAL PRODUCTS/SUPPLIES) (0.4%)
INAMED Corporation + .................        7,800              285,675
PE Corp-PE Biosystems Group ..........        2,700              177,862
Zoll Medical Corp. ...................        5,800              284,200
                                                           -------------
                                                                 747,737
                                                           -------------
HEALTH CARE DIVERSIFIED (0.2%)
Allergan, Inc. .......................        1,300               96,850
IVAX Corp. + .........................        7,100              294,650
                                                           -------------
                                                                 391,500
                                                           -------------
INSURANCE (LIFE/HEALTH) (0.5%)
AFLAC, Inc. ..........................        4,900              225,094
Hancock John Financial Services, Inc.
 +....................................       11,000              260,563
Mony Group Inc. + ....................       11,000              371,937
                                                           -------------
                                                                 857,594
                                                           -------------
INSURANCE (MULTI-LINE) (0.8%)
American International Group, Inc. ...        6,600              775,500
CIGNA Corp. ..........................        8,100              757,350
                                                           -------------
                                                               1,532,850
                                                           -------------
INSURANCE (PROPERTY/CASUALTY) (0.3%)
Renaissancere Holdings Company .......       11,000              479,188
                                                           -------------
INVESTMENT BANKING/BROKERAGE (0.8%)
Lehman Brothers Holdings Inc. ........        8,900              841,606
Raymond James Financial, Inc. ........       16,200              364,500
Tucker Anthony Sutro Corporation .....       19,400              349,200
                                                           -------------
                                                               1,555,306
                                                           -------------
LEISURE TIME (PRODUCTS) (0.2%)
Direct Focus, Inc. + .................        6,500              318,500
                                                           -------------
MACHINERY - DIVERSIFIED (0.1%)
Dover Corp. ..........................        6,300              255,544
                                                           -------------

                              See Notes to Portfolio of Investments.  65

AETNA GENERATION PORTFOLIOS, INC.
PORTFOLIO OF INVESTMENTS - JUNE 30, 2000 (UNAUDITED)
CROSSROADS (CONTINUED)
------------------------------------------------------------------------

                                            NUMBER OF         MARKET
                                             SHARES            VALUE
                                           -----------     -------------
UNITED STATES (CONTINUED)
MANUFACTURING (SPECIALIZED) (0.4%)
Millipore Corp. ......................       10,300        $     776,362
                                                           -------------
NATURAL GAS - DISTRIBUTION - PIPE LINE (0.6%)
Coastal Corp. (The) ..................       14,000              852,250
El Paso Energy Corp. .................        2,000              101,875
KeySpan Energy Corp. .................        6,500              199,875
                                                           -------------
                                                               1,154,000
                                                           -------------
OFFICE EQUIPMENT & SUPPLIES (0.1%)
Steelcase, Inc. ......................       10,300              175,100
                                                           -------------
OIL & GAS (DRILLING & EQUIPMENT) (0.3%)
Atwood Oceanics, Inc. + ..............        2,600              115,375
Helmerich & Payne, Inc. ..............       12,900              482,137
                                                           -------------
                                                                 597,512
                                                           -------------
OIL & GAS (EXPLORATION/PRODUCTION) (1.9%)
Apache Corp. .........................       16,100              946,881
Basin Exploration, Inc. + ............        6,500              116,188
Kerr-McGee Corp. .....................       12,100              713,144
Ocean Energy, Inc. + .................       16,800              238,350
Patina Oil & Gas Corp. ...............       10,300              213,725
Penn Virginia Corp. ..................       12,300              302,887
Union Pacific Resources Group Inc. ...       30,400              668,800
Unocal Corp. .........................        2,300               76,188
Vintage Petroleum, Inc. + ............       12,900              291,056
                                                           -------------
                                                               3,567,219
                                                           -------------
OIL & GAS (REFINING & MARKETING) (0.7%)
Ashland Oil, Inc. ....................        6,600              231,413
Sunoco Inc. ..........................       15,100              444,506
Tosco Corp. ..........................        9,200              260,475
Ultramar Diamond Shamrock Corp. ......       18,100              449,106
                                                           -------------
                                                               1,385,500
                                                           -------------
OIL (DOMESTIC INTEGRATED) (1.3%)
Amerada Hess Corp. ...................       11,800              728,650
Conoco Inc. ..........................        4,200              103,163
Occidental Petroleum Corp. ...........       32,500              684,531
Phillips Petroleum Co. ...............       13,000              658,937
USX-Marathon Group ...................       10,500              263,156
                                                           -------------
                                                               2,438,437
                                                           -------------
OIL (INTERNATIONAL INTEGRATED) (1.1%)
Chevron Corp. ........................        5,100              432,544
Exxon Mobil Corp. ....................       17,700            1,389,450
Texaco, Inc. .........................        5,200              276,900
                                                           -------------
                                                               2,098,894
                                                           -------------
PAPER & FOREST PRODUCTS (0.1%)
Westvaco Corp. .......................        5,900              146,394
                                                           -------------
PHOTOGRAPHY/IMAGING (0.4%)
Imation Corp. + ......................       11,000              323,125
Infocus Corp. ........................       14,600              469,937
                                                           -------------
                                                                 793,062
                                                           -------------
POWER PRODUCERS (INDEPENDENT) (0.1%)
Calpine Corp. + ......................        1,600              105,200
                                                           -------------

                                            NUMBER OF         MARKET
                                             SHARES            VALUE
                                           -----------     -------------
UNITED STATES (CONTINUED)
PUBLISHING - NEWSPAPERS (0.4%)
Dow Jones & Co., Inc. ................        9,900        $     725,175
                                                           -------------
REIT DIVERSIFIED (7.5%)
Alexandria Real Estate Equities, Inc.         5,700              195,581
AMB Property Corp. ...................       12,200              278,312
Apartment Investment & Management Co.        12,400              536,300
Archstone Communities Trust ..........       15,300              322,256
Arden Realty Group, Inc. .............        7,700              180,950
Avalon Bay Communities, Inc. .........        8,313              347,068
Beacon Capital + + ...................       25,900              383,320
Boston Properties, Inc. ..............       23,000              888,375
Brandywine Realty Trust ..............        8,400              160,650
BRE Properties, Inc. .................       12,100              349,387
Capital Automotive REIT ..............       13,400              189,275
Catellus Development Corp. + .........        9,300              139,500
CBL & Associates Properties, Inc. ....       11,900              296,756
Colonial Properties Trust ............        8,500              232,687
Developers Diversified Realty Corp. ..       42,700              637,831
Duke-Weeks Realty Corp. ..............       13,224              295,887
Equity Office Properties Trust .......       32,400              893,025
Equity Residential Properties Trust ..       18,401              846,446
Essex Property Trust, Inc. ...........        4,000              168,000
FelCor Lodging Trust Inc. ............        5,300               98,050
First Industrial Realty Trust, Inc. ..        4,700              138,650
General Growth Properties, Inc. ......       13,800              438,150
Glimcher Realty Trust ................       14,400              207,000
Health Care Property Investors, Inc. .        6,900              188,025
Healthcare Realty Trust, Inc. ........        5,691               97,103
Highwood Properties, Inc. ............        6,400              153,600
Home Properties of New York, Inc. ....        7,500              225,000
Hospitality Properties Trust .........        9,800              221,113
Host Marriott Corp. ..................        8,600               80,625
Kimco Realty Corp. ...................       10,200              418,200
Liberty Property Trust ...............       10,100              261,969
Post Properties, Inc. ................        9,600              422,400
Prentiss Properties Trust ............        2,100               50,400
ProLogis Trust .......................       26,500              564,781
PS Business Parks, Inc. ..............       12,000              288,000
Simon Property Group, Inc. ...........       22,500              499,219
SL Green Realty Corp. ................       14,700              393,225
Spieker Properties, Inc. .............       15,400              708,400
Starwood Hotels & Resort Worldwide,
 Inc..................................        6,200              201,888
Summit Properties Inc. ...............       13,400              281,400
United Dominion Realty Trust, Inc. ...       10,300              113,300
Vornado Realty Trust .................       12,900              448,275
Weingarten Realty Investors ..........        4,300              173,613
                                                           -------------
                                                              14,013,992
                                                           -------------
RETAIL (BUILDING SUPPLIES) (0.2%)
Hughes Supply, Inc. ..................       15,600              308,100
                                                           -------------
RETAIL (COMPUTERS & ELECTRONICS) (0.3%)
Best Buy Co., Inc. + .................        1,600              101,200

66  See Notes to Portfolio of Investments.

------------------------------------------------------------------------

                                            NUMBER OF         MARKET
                                             SHARES            VALUE
                                           -----------     -------------
UNITED STATES (CONTINUED)
RETAIL (COMPUTERS & ELECTRONICS) (CONTINUED)
Tech Data Corp. + ....................       11,300        $     492,256
                                                           -------------
                                                                 593,456
                                                           -------------
RETAIL (HOME SHOPPING) (0.2%)
PolyMedica Corp. + ...................        8,400              363,300
                                                           -------------
RETAIL - DEPARTMENT STORES (0.2%)
Kohl's Corp. + .......................        5,900              328,188
                                                           -------------
RETAIL - GENERAL MERCHANDISE CHAIN (0.4%)
Wal-Mart Stores, Inc. ................       12,800              737,600
                                                           -------------
RETAIL - SPECIALITY (0.1%)
Sonic Automotive, Inc. + .............       16,200              173,138
                                                           -------------
RETAIL SPECIALITY - APPAREL (0.5%)
Braun's Fashions Corporation .........        9,700              355,869
Hot Topic, Inc. + ....................        9,700              310,400
Wilsons The Leather Experts Inc. + ...       16,800              246,750
                                                           -------------
                                                                 913,019
                                                           -------------
SAVINGS & LOAN COMPANIES (0.3%)
Astoria Financial Corp. ..............        8,400              216,300
Downey Financial Corp. ...............        7,800              226,200
Golden West Financial Corp. ..........        5,100              208,144
                                                           -------------
                                                                 650,644
                                                           -------------
SERVICES (ADVERTISING/MARKETING) (0.2%)
ADVO, Inc. + .........................        9,700              407,400
                                                           -------------
SERVICES (COMMERCIAL & CONSUMER) (0.7%)
Convergys Corp. + ....................        3,900              202,313
Dollar Thrifty Automotive Group, Inc.
 +....................................       15,600              287,625
F.Y.I. Incorporated + ................        9,700              326,769
West Teleservices Corp. ..............       16,200              410,062
                                                           -------------
                                                               1,226,769
                                                           -------------
SPECIALITY PRINTING (0.2%)
Harland (John H.) Co. ................       22,000              328,625
                                                           -------------
TELEPHONE (0.4%)
Telephone & Data Systems, Inc. .......        1,000              100,250
U.S. WEST, Inc. ......................        6,500              557,375
                                                           -------------
                                                                 657,625
                                                           -------------
TELEPHONE LONG DISTANCE (0.0%)
Time Warner Telecom Inc. .............        1,300               83,688
                                                           -------------
TEXTILES (APPAREL) (0.1%)
Kellwood Co. .........................        4,400               92,950
Liz Claiborne, Inc. ..................        3,600              126,900
                                                           -------------
                                                                 219,850
                                                           -------------
TRUCKERS (0.2%)
Arkansas Best Corp. + ................       22,000              218,625
Yellow Corp. + .......................       11,600              171,100
                                                           -------------
                                                                 389,725
                                                           -------------
TOTAL UNITED STATES COMMON STOCKS
 (COST $86,977,196)                                           91,563,126
                                                           -------------

                                            NUMBER OF         MARKET
                                             SHARES            VALUE
                                           -----------     -------------
FOREIGN COMMON STOCKS (15.6%)
BRAZIL (0.3%)
Embratel Participacoes S.A. (Other
 Telecommunications)..................       27,100        $     640,238
                                                           -------------
CANADA (0.6%)
Nortel Networks Corp. (Communications
 Equipment)...........................       15,300            1,044,225
                                                           -------------
DENMARK (1.1%)
Novo Nordisk A/S (Health Care -
 Drugs/Pharmaceuticals)...............        3,500              598,144
Tele Danmark A/S (Telephone) .........        4,600              310,907
Vestas Wind Systems A/S (Electrical
 Equipment)...........................       31,200            1,150,596
                                                           -------------
TOTAL DENMARK                                                  2,059,647
                                                           -------------
FINLAND (1.7%)
Comptel Oyj (Data & Imaging Services)
 +....................................       45,500              920,293
JOT Automation Group Oyj (Data &
 Imaging Services) ...................      107,800              722,318
Nokia Oyj, ADR (Communications
 Equipment)                                  18,800              938,825
Perlos Oyj (Electronics - Component
 Dist.) + ............................       16,000              507,669
                                                           -------------
TOTAL FINLAND                                                  3,089,105
                                                           -------------
FRANCE (1.9%)
Alcatel (Communications Equipment) ...        8,000              526,840
AXA (Insurance) ......................        1,883              297,829
Genset (Biotech. & Medical Prod.) ....       11,300              261,313
Schneider Electric SA (Electrical
 Equipment)...........................        4,500              314,896
Societe Television Francaise 1
 (Broadcasting - TV, Radio & Cable) ..        4,000              279,908
STMicroelectronics N.V. (Electronics -
 Semiconductors)......................        9,000              569,402
Total Fina Elf (Oil) .................        4,087              629,191
Vivendi (Manufacturing - Diversified)         6,327              560,709
                                                           -------------
TOTAL FRANCE                                                   3,440,088
                                                           -------------
GERMANY (1.0%)
Buderus AG (Forest Prod. & Building
 Mats.)...............................       26,800              424,145
DePfa Deutsche Pfandbriefbank AG
 (Banks - Major Regional) ............        4,900              495,543
Intershop Communications AG (Data &
 Imaging Services) + .................        1,500              680,119
Siemens AG (Electrical Mach. &
 Instrument)..........................        2,000              301,955
                                                           -------------
TOTAL GERMANY                                                  1,901,762
                                                           -------------
HONG KONG (0.4%)
China Telecom Ltd., ADR
 (Cellular/Wireless Telecomms.) + ....        3,900              693,469
                                                           -------------
IRELAND (0.1%)
CRH Plc (Construction) ...............       13,892              251,686
                                                           -------------
ITALY (0.3%)
Banca Nazionale del Lavoro
 (Banks & Thrifts) + .................       70,400              249,018

                              See Notes to Portfolio of Investments.  67

                                            NUMBER OF         MARKET
                                             SHARES            VALUE
                                           -----------     -------------
ITALY (CONTINUED)
Telecom Italia SpA (Other
 Telecommunications)..................       38,900        $     398,994
                                                           -------------
TOTAL ITALY                                                      648,012
                                                           -------------
JAPAN (1.8%)
Canon, Inc. (Electrical Mach. &
 Instrument)..........................        9,000              449,128
Crayfish Co., Ltd. (Data & Imaging
 Services) + .........................       44,500              311,500
Internet Initiative Japan Inc., ADR
 (Computers Software/Services) .......        3,400              201,450
Minebea Co., Ltd. (Machinery -
 Diversified).........................       48,000              603,374
Murata Manufacturing Co., Ltd.
 (Electronics - Component Dist.) .....        4,000              575,398
Shin-Etsu Chemical Co., Ltd.
 (Chemicals Speciality) ..............        4,000              203,393
Softbank Corp. (Semiconductors &
 Electronic)..........................        3,600              489,958
Sony Corporation (Household
 Furnishings & App.) .................        5,400              505,269
                                                           -------------
TOTAL JAPAN                                                    3,339,470
                                                           -------------
MEXICO (0.3%)
Telefonos de Mexico SA de CV, ADR
 (Telephone Long Distance) + .........        9,800              559,825
                                                           -------------
NETHERLANDS (1.6%)
ING Groep N.V. (Financial -
 Diversified).........................        7,911              536,905
Koninklijke (Royal) Philips Electronis
 N.V. (Electrical Mach. & Instrument)        20,000              947,086
Royal Dutch Petroleum Co. (Oil) ......       12,500              769,531
United Pan-Europe Communications N.V.
 (Other Telecommunications) + ........       22,500              590,754
VNU N.V. (Publishing) ................        2,553              132,398
                                                           -------------
TOTAL NETHERLANDS                                              2,976,674
                                                           -------------
SPAIN (0.4%)
Telefonica Publicidad e Informacion,
 S.A. (Services -
 Advertising/Marketing)...............       14,400              136,518
Telefonica S.A. (Other
 Telecommunications) + ...............       28,254              609,390
                                                           -------------
TOTAL SPAIN                                                      745,908
                                                           -------------
SWEDEN (1.5%)
HiQ International AB (Services - Data
 Processing)..........................       80,000              775,282
Information Highway AB (Semiconductors
 & Electronic) + .....................       40,900              317,090
Skandia Forsakrings AB (Insurance) ...       15,200              403,785
Telefonaktiebolaget LM Ericsson AB
 (Semiconductors & Electronic) .......       36,400              728,000
Telelogic AB (Semiconductors &
 Electronic) + .......................       82,000              607,685
                                                           -------------
TOTAL SWEDEN                                                   2,831,842
                                                           -------------
SWITZERLAND (0.8%)
Fantastic Corporation (Data & Imaging
 Services) + .........................       12,800              126,381
Gretag Imaging Group (Producer Goods)
 +....................................        1,500              289,656
Logitech International S.A. (Data &
 Imaging Services) + .................          750              535,495

                                            NUMBER OF         MARKET
                                             SHARES            VALUE
                                           -----------     -------------
SWITZERLAND (CONTINUED)
Swatch Group AG (The) (Consumer
 Specialties).........................          400        $     510,189
                                                           -------------
TOTAL SWITZERLAND                                              1,461,721
                                                           -------------
UNITED KINGDOM (1.8%)
Celltech Group Plc (Biotech. &
 Medical Prod.) + ....................       21,600              418,563
Lloyds TSB Group Plc (Diversified
 Financial Services) .................       28,900              273,011
Shire Pharmaceuticals Group Plc
 (Drugs) + ...........................       13,851              718,520
Viatel, Inc. (Other
 Telecommunications) + ...............       23,500              671,219
Vodafone AirTouch Plc
 (Cellular/Wireless Telecomms.) ......      134,744              544,650
WPP Group Plc (Commercial Services) ..       47,600              695,395
                                                           -------------
TOTAL UNITED KINGDOM                                           3,321,358
                                                           -------------
TOTAL FOREIGN COMMON STOCKS
 (COST $22,732,891)                                           29,005,030
                                                           -------------
TOTAL COMMON STOCKS
 (COST $109,710,087)                                         120,568,156
                                                           -------------

                                         PRINCIPAL
                                          AMOUNT
                                        -----------
LONG-TERM BONDS AND NOTES (28.6%)
CORPORATE BONDS (10.4%)
ABN AMRO Bank NV, 7.55%, 06/28/06 ......  $   130,000              129,880
Allstate Corp., 7.88%, 05/01/05 ........      120,000              120,720
AT&T Capital Corp., 6.75%, 02/04/02 ....      350,000              345,177
Bank of America Corp., 5.75%,
 03/01/04 ............................      100,000               94,008
Bombardier Capital Inc., 6.00%,
 01/15/02                                     540,000              526,500
Capital Auto Receivables Asset
 Trust, 6.30%, 05/15/04.................    1,100,000            1,088,564
Chemical Master Credit Card
 Trust, 7.09%, 02/15/09.................      640,000              634,797
Citigroup Inc., 6.20%, 03/15/09 ........       55,000               50,470
Conoco Inc., 5.90%, 04/15/04 ...........      245,000              233,958
Cox Communications Inc., 7.75%,
 08/15/06 ............................      495,000              493,233
DaimlerChrysler NA Holdings
 Inc., 7.20%, 09/01/09..................      531,000              511,188
Deere & Co., 8.10%, 05/15/30 ...........       55,000               53,571
Deutche Telekom Int. Finance,
 8.25%, 06/15/30 # ....................      189,000              191,945
Diageo Capital Plc, 7.25%, 11/01/09 ....      320,000              320,819
Dominion Resources, Inc.,
 8.13%, 06/15/10......................      110,000              111,014
Duke Energy Corp., 7.38%, 03/01/10 .....      165,000              162,305
Eastman Kodak Co., 7.25%, 06/15/05 .....      275,000              274,615
Electronic Data Systems Corp.,
 6.85%,10/15/04.......................      530,000              518,303
Enron Corp., 7.88%, 06/15/03 ...........      550,000              553,751
First Union National Bank,
 7.88%,02/15/10.......................      115,000              113,528
Ford Motor Co., 7.45%, 07/16/31 ......      110,000              104,030
Ford Motor Credit Corp., 7.38%,
 10/28/09 ............................      140,000              135,418
Ford Motor Credit Corp., 7.50%,
 03/15/05 ............................      875,000              868,437
General Electric Capital Corp.,
 6.81%, 11/03/03......................      380,000              375,505

68  See Notes to Portfolio of Investments.

AETNA GENERATION PORTFOLIOS, INC.
PORTFOLIO OF INVESTMENTS - JUNE 30, 2000 (UNAUDITED)
CROSSROADS (CONTINUED)
------------------------------------------------------------------------

                                            PRINCIPAL         MARKET
                                             AMOUNT            VALUE
                                           -----------     -------------
CORPORATE BONDS (CONTINUED)
General Motors Acceptance
 Corp., 7.63%, 06/15/04...............   $  115,000         $    115,056
General Motors Acceptance
 Corp., 7.75%, 01/19/10...............      170,000              169,005
GTE California Inc., 7.65%, 03/15/07 .      190,000              189,595
GTE Corp., 9.38%, 12/01/00 ...........      900,000              908,415
Hewlett-Packard Co., 7.15%, 06/15/05 .      470,000              470,860
Honeywell International, 7.50%,
 03/01/10 ............................      385,000              385,772
Household Finance Corp., 5.88%,
 09/25/04 ............................      625,000              582,900
Household Finance Corp., 7.88%,
 03/01/07 ............................      140,000              139,457
J. Seagram & Sons, 7.60%,
 12/15/28 ............................       95,000               90,733
MBNA Master Credit Card Trust,
 6.40%, 01/18/05......................    1,400,000            1,379,000
MCI WorldCom, Inc., 6.95%, 08/15/28 ..      196,000              172,656
Mellon Bank NA, 7.63%, 09/15/07 ......      120,000              119,653
Morgan Stanley Dean Witter &
 Co., 5.63%, 01/20/04.................      115,000              108,447
Morgan Stanley Dean Witter &
 Co., 7.13%, 01/15/03.................      225,000              223,558
National Australia Bank, 6.40%,
 12/10/07 ............................    1,000,000              969,300
National Rural Utilities,
 5.50%, 01/15/05......................      300,000              278,763
Norsk Hydro A/S, 7.15%, 01/15/29 .....      360,000              321,966
Norwest Financial, Inc., 5.38%,
 09/30/03 ............................      625,000              588,175
Ontario (Province of),6.00%,02/21/06 .      130,000              122,629
Pepsi Bottling Holdings
 Inc., 5.38%, 02/17/04................      290,000              273,189
PPG Industries Inc., 7.05%, 08/15/09 .      220,000              213,176
Quebec Province Co., 5.75%, 02/15/09 .      400,000              358,180
Quebec Province Co., 7.50%, 09/15/29 .      130,000              127,713
Raytheon Co., 8.30%, 03/01/10 ........      135,000              135,958
Saskatchewan (Province of),
 9.38%,12/15/20.......................      120,000              141,772
Sempra Energy, 7.95%, 03/01/10 .......      160,000              161,355
Tennessee Gas Pipeline, 7.00%,
 10/15/28 ............................      330,000              289,044
Texaco Capital, Inc., 5.50%,
 01/15/09 ............................      350,000              309,001
Textron Financial Corp.,
 7.13%, 12/09/04 .....................      530,000              519,522
Time Warner Inc., 8.11%, 08/15/06 ....      205,000              208,723
Tyco International Group SA,
 6.13%, 01/15/09......................      500,000              442,100
U.S. West Communications Group,
 5.63%, 11/15/08......................      290,000              250,557
Vodafone AirTouch Plc, 7.63%,
 02/15/05 ++..........................      190,000              190,263
Vodafone AirTouch Plc,
 7.75%, 02/15/10 ++...................      170,000              168,547
WorldCom, Inc., 8.00%, 05/15/06 ......      220,000              223,788
                                                           -------------
TOTAL CORPORATE BONDS (COST $19,646,693)                      19,360,564
                                                           -------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (13.1%)
Federal Home Loan Mortgage
 Corp., 7.50%, 12/01/11...............      508,000              508,000
Federal Home Loan Mortgage
 Corp., 7.50%, 07/15/30 # ............    1,415,000            1,396,322
Federal Home Loan Mortgage
 Corp., 8.00%, 07/15/30 # ............    1,300,000            1,307,319
Federal National Mortgage
 Association, 5.75%, 03/15/09.........    3,070,000            2,796,095
Federal National Mortgage
 Association, 6.00%, 02/01/29.........    1,729,239            1,584,415

                                            PRINCIPAL         MARKET
                                             AMOUNT            VALUE
                                           -----------     -------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
Federal National Mortgage
 Association, 6.50%, 07/25/15 # ......   $1,100,000         $  1,060,378
Federal National Mortgage
 Association, 6.50%, 07/01/29 # ......      300,000              282,843
Federal National Mortgage
 Association, 6.63%, 09/15/09.........    2,940,000            2,839,393
Federal National Mortgage
 Association, 7.50%, 07/01/11-01/01/30      839,935              831,782
Federal National Mortgage
 Association, 8.00%, 07/15/30 # ......      300,000              301,266
Federal National Mortgage
 Association, 8.50%, 09/01/26.........    1,800,186            1,834,210
Federal National Mortgage Association
 - Convertible Loan, 6.50%, 02/01/28 .    1,672,294            1,578,745
Government National Mortgage
 Association, 6.50%, 01/15/29.........    2,930,756            2,781,463
Government National Mortgage
 Association, 7.00%, 12/15/27-02/15/28    3,737,626            3,633,673
Government National Mortgage
 Association, 7.50%, 12/15/23.........    1,143,845            1,139,910
Government National Mortgage
 Association, 8.00%, 07/15/24.........      454,161              459,838
                                                           -------------
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
 SECURITIES (COST $24,908,191)                                24,335,652
                                                           -------------
U.S. GOVERNMENT OBLIGATIONS (5.1%)
U.S. Treasury Note, 5.25%, 08/15/03 *     2,390,000            2,316,794
U.S. Treasury Note, 5.25%, 02/15/29 ..    1,068,000              947,850
U.S. Treasury Note, 5.50%, 03/31/03 ..    3,415,000            3,339,221
U.S. Treasury Note, 6.00%, 08/15/09 ..      178,000              176,581
U.S. Treasury Note, 6.13%, 08/15/29 #     1,339,000            1,352,390
U.S. Treasury Note, 6.50%, 03/31/02 ..      509,000              509,316
U.S. Treasury Note, 6.50%, 02/15/10 ..      925,000              956,654
                                                           -------------
TOTAL U.S. GOVERNMENT OBLIGATIONS
 (COST $9,573,899)                                             9,598,806
                                                           -------------
TOTAL LONG-TERM BONDS AND NOTES
 (COST $54,128,783)                                           53,295,022
                                                           -------------
SHORT-TERM INVESTMENTS (8.9%)
Cooper Industries,
  Inc., 6.63%, 07/20/00 * ++ .........    3,500,000            3,489,042
GTE Corp., 6.60%, 07/18/00 * ++ ......    4,000,000            3,988,267
Torchmark Corp., 7.25%, 07/03/00 .....    4,654,000            4,654,000
U.S. Treasury Bill, 6.18%, 11/09/00 @.    4,500,000            4,405,634
                                                           -------------
TOTAL SHORT-TERM INVESTMENTS
 (COST $16,532,382)                                           16,536,943
                                                           -------------
TOTAL INVESTMENTS
 (COST $180,371,252)(A)                                      190,400,121
OTHER ASSETS LESS LIABILITIES                                 (4,149,618)
                                                           -------------
TOTAL NET ASSETS                                            $186,250,503
                                                           =============

                              See Notes to Portfolio of Investments.  69

AETNA GENERATION PORTFOLIOS, INC.
PORTFOLIO OF INVESTMENTS - JUNE 30, 2000 (UNAUDITED)
CROSSROADS (CONTINUED)
--------------------------------------------------------------------------------

NOTES TO PORTFOLIO OF INVESTMENTS

(a) The cost of investments for federal income tax purposes amounts to $184,235,942. Unrealized gains and losses, based on identified tax cost at June 30, 2000, are as follows:

Unrealized gains............................                $ 13,394,988
Unrealized losses...........................                  (7,230,809)
                                                           -------------
 Net unrealized gain........................                $  6,164,179
                                                           =============

Information concerning open futures contracts at June 30, 2000 is shown below:

                           NO. OF       NOTIONAL      EXPIRATION       UNREALIZED
                         CONTRACTS        VALUE          DATE         GAIN/(LOSS)
                        ------------  -------------  -------------  ----------------
    LONG CONTRACTS
----------------------
Russell 2000 Index
Futures...............         8       $2,094,400       Sep 00         $(17,000)
                                       ==========                      ========

+ Non-income producing security.
+ Restricted security. This security has been determined to be illiquid under guidelines established by the Board of Directors.
# When-issued or delayed delivery security.
* Segregated securities for purchases of delayed delivery or when-issued securities held at June 30, 2000.
++Securities that may be resold to "qualified institutional buyers" under Rule
  144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors.
@ Security pledged to cover initial margin requirements on open futures contracts at June 30, 2000.


Acquisition date and cost concerning illiquid securities at June 30, 2000 is shown below:

                                        ACQUISITION
                                           DATE                   COST
                                       -------------            --------
Beacon Capital................           03/17/98               $390,193
                                                                ========

The market value of the total illiquid securities above is $383,320 which represents 0.21% of the total net assets.

Category percentages are based on net assets.


70  See Notes to Financial Statements.

AETNA GENERATION PORTFOLIOS, INC.
PORTFOLIO OF INVESTMENTS - JUNE 30, 2000 (UNAUDITED)
LEGACY
------------------------------------------------------------------------

                                            NUMBER OF         MARKET
                                             SHARES            VALUE
                                           -----------     -------------
COMMON STOCKS (44.3%)
UNITED STATES (33.7%)
AIRLINES (0.2%)
AMR Corp. + ..........................         2,800       $      74,025
UAL Corp. + ..........................         3,700             215,294
                                                           -------------
                                                                 289,319
                                                           -------------
ALUMINUM (0.0%)
Alcoa Inc. ...........................            12                 348
                                                           -------------
AUTOMOBILES (0.1%)
General Motors Corp. + ...............         2,100             121,931
                                                           -------------
BANKS (MAJOR REGIONAL) (0.1%)
Fleet Boston Financial Corp. .........         3,400             115,600
                                                           -------------
BANKS (REGIONAL) (0.1%)
First United Bancshares, Inc. ........         3,000              45,563
GBC Bancorp ..........................         3,700             108,225
                                                           -------------
                                                                 153,788
                                                           -------------
BEVERAGES (NON-ALCOHOLIC) (0.2%)
Pepsi Bottling Group, Inc. ...........         7,600             221,825
                                                           -------------
BEVERAGES (ALCOHOLIC) (0.3%)
Anheuser-Busch Co., Inc. .............         1,700             126,969
Canandiagua Brands, Inc. + ...........         2,300             116,006
Coors (Adolph) Co. ...................         1,500              90,750
                                                           -------------
                                                                 333,725
                                                           -------------
BIOTECHNOLOGY (0.1%)
MedImmune, Inc. + ....................         1,200              88,800
                                                           -------------
CELLULAR/WIRELESS TELECOMMUNICATIONS (0.4%)
Powertel, Inc. + .....................           600              42,563
Powerwave Technologies, Inc. + .......         2,100              92,400
Price Communications Corp. + .........         3,300              77,756
Sprint PCS + .........................         4,500             267,750
                                                           -------------
                                                                 480,469
                                                           -------------
CHEMICALS (0.2%)
Eastman Chemical Co. .................         2,000              95,500
Georgia Gulf Corp. ...................         5,900             122,794
                                                           -------------
                                                                 218,294
                                                           -------------
CHEMICALS SPECIALITY (0.1%)
Gentek, Inc. .........................         5,900              66,006
Millennium Chemicals, Inc. + .........         5,900             100,300
                                                           -------------
                                                                 166,306
                                                           -------------
COMMUNICATIONS EQUIPMENT (1.3%)
ADC Telecommunications, Inc. + .......         4,400             369,050
Anixter International, Inc. + ........         2,300              60,950
Audiovox Corp. + .....................         6,300             138,993
Ciena Corp. + ........................           500              83,344
Comverse Technology, Inc. + ..........         1,200             111,600
Corning, Inc. ........................         1,600             431,800
QUALCOMM Inc. + ......................         1,400              84,000
Scientific-Atlanta, Inc. .............         4,400             327,800
                                                           -------------
                                                               1,607,537
                                                           -------------
COMPUTERS (HARDWARE) (1.0%)
Apple Computer, Inc. + ...............         6,200             324,725

                                            NUMBER OF         MARKET
                                             SHARES            VALUE
                                           -----------     -------------
UNITED STATES (CONTINUED)
COMPUTERS (HARDWARE) (CONTINUED)
Brocade Communications Systems, Inc. .         1,500       $     275,226
Hewlett-Packard Co. ..................         2,200             274,725
Sun Microsystems, Inc. + .............         3,300             300,094
                                                           -------------
                                                               1,174,770
                                                           -------------
COMPUTERS (NETWORKING) (0.6%)
Cisco Systems, Inc. + ................        10,700             680,119
                                                           -------------
COMPUTERS (PERIPHERALS) (0.3%)
Advanced Digital Information Corp. + .         3,500              55,781
EMC Corp. + ..........................         4,500             346,219
                                                           -------------
                                                                 402,000
                                                           -------------
COMPUTERS SOFTWARE/SERVICES (1.4%)
Adobe Systems, Inc. ..................           900             117,000
BEA Systems, Inc. + ..................         6,900             341,119
BroadVision, Inc. + ..................         4,000             203,250
Oracle Corp. + .......................         5,300             445,531
SERENA Software, Inc. + ..............         2,000              90,812
Siebel Systems, Inc. + ...............           500              81,781
Symantec Corp. + .....................         2,900             156,419
VeriSign, Inc. + .....................           499              88,074
VERITAS Software Corp. + .............         1,400             158,222
                                                           -------------
                                                               1,682,208
                                                           -------------
DISTRIBUTORS (FOOD & HEALTH) (0.2%)
Cardinal Health, Inc. ................         1,700             125,800
Sysco Corp. ..........................         3,400             143,225
                                                           -------------
                                                                 269,025
                                                           -------------
ELECTRIC COMPANIES (0.5%)
Energy East Corp. ....................         7,200             137,250
NSTAR Corp. ..........................         4,900             199,369
Reliant Energy Inc. ..................         3,300              97,556
RGS Energy Group Inc. ................         7,600             169,100
                                                           -------------
                                                                 603,275
                                                           -------------
ELECTRICAL EQUIPMENT (1.4%)
American Power Conversion Corp. + ....         2,600             106,112
Amphenol Corp. .......................         2,000             132,375
AVX Corp. ............................         4,600             105,513
Black Box Corp. + ....................         1,700             134,592
General Electric Co. .................        11,800             625,400
KEMET Corp. + ........................         5,200             130,325
Molex, Inc. ..........................         1,800              86,625
Technitrol, Inc. .....................         1,800             174,375
Three-Five Systems, Inc. + ...........         1,700             100,300
Vishay Intertechnology, Inc. + .......         4,050             153,647
                                                           -------------
                                                               1,749,264
                                                           -------------
ELECTRONICS (DEFENSE) (0.1%)
Litton Industries, Inc. + ............         2,900             121,800
                                                           -------------
ELECTRONICS (INSTRUMENTS) (0.7%)
Credence Systems Corp. + .............         3,700             204,194
CyberOptics Corp. ....................         1,900              87,875
Meade Instruments Corp. ..............         5,200             130,650
Robotic Vision Systems, Inc. + .......         8,600             154,800

                              See Notes to Portfolio of Investments.  71

AETNA GENERATION PORTFOLIOS, INC.
PORTFOLIO OF INVESTMENTS - JUNE 30, 2000 (UNAUDITED)
LEGACY (CONTINUED)
------------------------------------------------------------------------

                                            NUMBER OF         MARKET
                                             SHARES            VALUE
                                           -----------     -------------
UNITED STATES (CONTINUED)
ELECTRONICS (INSTRUMENTS) (CONTINUED)
Tektronix, Inc. ......................         1,400       $     103,600
Varian, Inc. + .......................         3,500             161,437
                                                           -------------
                                                                 842,556
                                                           -------------
ELECTRONICS (SEMICONDUCTORS) (3.8%)
Advanced Micro Devices Corp. + .......         4,200             324,450
Altera Corp. + .......................         3,000             305,812
Analog Devices, Inc. + ...............         3,900             296,400
Atmel Corp. + ........................         1,400              51,625
Conexant Systems, Inc. + .............         1,800              87,525
Integrated Device Technology, Inc. + .         3,500             209,562
Intel Corp. ..........................         7,600           1,016,025
International Rectifier Corp. + ......         1,900             106,400
Kopin Corporation + ..................         1,600             110,800
Linear Technology Corp. ..............         2,100             134,269
LSI Logic Corp. + ....................         1,600              86,600
Maxim Integrated Products, Inc. + ....         1,800             122,288
Micron Technology, Inc. + ............         4,100             361,056
National Semiconductor Corp. + .......         6,500             368,875
PMC Sierra Inc. + ....................           400              71,075
QLogic Corp. + .......................           800              52,850
SDL, Inc. + ..........................           900             256,669
Silicon Storage Technology, Inc. + ...         1,400             123,638
Texas Instruments, Inc. ..............         3,500             240,406
Xilinx, Inc. + .......................         4,100             338,506
                                                           -------------
                                                               4,664,831
                                                           -------------
ENGINEERING & CONSTRUCTION (0.1%)
LCC International, Inc. + ............         2,900              79,206
                                                           -------------
ENTERTAINMENT (0.1%)
Viacom, Inc. + .......................         1,400              95,463
                                                           -------------
EQUIPMENT (SEMICONDUCTORS) (0.4%)
Applied Materials, Inc. + ............         1,800             163,125
KLA Instruments Corp. + ..............         1,600              93,700
Teradyne, Inc. + .....................         3,800             279,300
                                                           -------------
                                                                 536,125
                                                           -------------
FINANCIAL (DIVERSIFIED) (1.0%)
American Express Co. .................         3,700             192,862
Citigroup Inc. .......................        10,100             608,525
Eastgroup Properties, Inc. ...........         2,800              58,975
Koger Equity, Inc. ...................         6,300             106,312
National Golf Properties, Inc. .......         1,600              33,800
Pacific Gulf Properties, Inc. ........         1,600              40,100
Pan Pacific Retail Properties, Inc. ..         3,500              70,438
Parkway Properties, Inc. .............         3,300             100,650
                                                           -------------
                                                               1,211,662
                                                           -------------
FOODS (0.3%)
PepsiCo, Inc. ........................         4,600             204,412
Smithfields Foods, Inc. + ............         2,600              72,963
Suiza Foods Corp. + ..................         1,200              58,650
                                                           -------------
                                                                 336,025
                                                           -------------

                                            NUMBER OF         MARKET
                                             SHARES            VALUE
                                           -----------     -------------
UNITED STATES (CONTINUED)
GAMING, LOTTERY, & PARI-MUTUEL (0.4%)
Argosy Gaming Co. + ..................        10,400       $     149,500
Aztar Corp. + ........................         3,000              46,500
Isle of Capris Casinos, Inc. .........         5,900              80,019
Mandaley Resort Group + ..............         6,300             126,000
MGM Grand, Inc. + ....................         2,100              67,462
                                                           -------------
                                                                 469,481
                                                           -------------
HARDWARE & TOOLS (0.1%)
Toro Co. .............................         3,500             115,281
                                                           -------------
HEALTH CARE (DRUGS) (0.2%)
Noven Pharmaceuticals, Inc. + ........         6,100             183,381
                                                           -------------
HEALTH CARE (DRUGS/PHARMACEUTICALS) (1.1%)
Eli Lilly & Co. ......................         2,900             289,637
Pfizer, Inc. .........................        19,000             912,000
Pharmacia Corporation ................         3,800             196,413
                                                           -------------
                                                               1,398,050
                                                           -------------
HEALTH CARE (HOSPITAL MANAGEMENT) (0.2%)
RehabCare Group, Inc. ................         7,000             190,750
                                                           -------------
HEALTH CARE (MANAGED CARE) (0.6%)
Oxford Health Plans, Inc. + ..........         4,900             116,681
PacifiCare Health Systems, Inc. + ....         1,700             102,319
Trigon Healthcare, Inc. + ............         2,900             149,531
UnitedHealth Group Incorporated ......         3,900             334,425
                                                           -------------
                                                                 702,956
                                                           -------------
HEALTH CARE (MEDICAL PRODUCTS/SUPPLIES) (0.3%)
INAMED Corporation + .................         3,500             128,187
PE Corp-PE Biosystems Group ..........         1,400              92,225
Zoll Medical Corp. ...................         2,600             127,400
                                                           -------------
                                                                 347,812
                                                           -------------
HEALTH CARE DIVERSIFIED (0.1%)
Allergan, Inc. .......................           500              37,250
IVAX Corp. + .........................         3,200             132,800
                                                           -------------
                                                                 170,050
                                                           -------------
INSURANCE (LIFE/HEALTH) (0.3%)
AFLAC, Inc. ..........................         2,000              91,875
Hancock John Financial Services, Inc.
 +....................................         4,900             116,069
Mony Group Inc. + ....................         4,900             165,681
                                                           -------------
                                                                 373,625
                                                           -------------
INSURANCE (MULTI-LINE) (0.5%)
American International Group, Inc. ...         2,700             317,250
CIGNA Corp. ..........................         3,300             308,550
                                                           -------------
                                                                 625,800
                                                           -------------
INSURANCE (PROPERTY/CASUALTY) (0.2%)
Renaissancere Holdings Company .......         4,900             213,456
                                                           -------------
INVESTMENT BANKING/BROKERAGE (0.5%)
Lehman Brothers Holdings Inc. ........         3,600             340,425
Raymond James Financial, Inc. ........         7,200             162,000
Tucker Anthony Sutro Corporation .....         8,600             154,800
                                                           -------------
                                                                 657,225
                                                           -------------
LEISURE TIME (PRODUCTS) (0.1%)
Direct Focus, Inc. + .................         2,900             142,100
                                                           -------------

72  See Notes to Portfolio of Investments.

------------------------------------------------------------------------

                                            NUMBER OF         MARKET
                                             SHARES            VALUE
                                           -----------     -------------
UNITED STATES (CONTINUED)
MACHINERY - DIVERSIFIED (0.1%)
Dover Corp. ..........................         2,500       $     101,406
                                                           -------------
MANUFACTURING (SPECIALIZED) (0.3%)
Millipore Corp. ......................         4,200             316,575
                                                           -------------
METALS MINING (0.0%)
Freeport-McMoRan Copper & Gold, Inc. +            34                 315
                                                           -------------
NATURAL GAS - DISTRIBUTION - PIPE LINE (0.1%)
El Paso Energy Corp. .................           800              40,750
KeySpan Energy Corp. .................         2,900              89,175
                                                           -------------
                                                                 129,925
                                                           -------------
OFFICE EQUIPMENT & SUPPLIES (0.1%)
Steelcase, Inc. ......................         4,600              78,200
                                                           -------------
OIL & GAS (DRILLING & EQUIPMENT) (0.2%)
Atwood Oceanics, Inc. + ..............         1,200              53,250
Helmerich & Payne, Inc. ..............         5,900             220,513
                                                           -------------
                                                                 273,763
                                                           -------------
OIL & GAS (EXPLORATION/PRODUCTION) (1.3%)
Apache Corp. .........................         9,416             553,778
Basin Exploration, Inc. + ............         2,900              51,838
Kerr-McGee Corp. .....................         4,900             288,794
Ocean Energy, Inc. + .................         7,500             106,406
Patina Oil & Gas Corp. ...............         4,700              97,525
Penn Virginia Corp. ..................         5,500             135,437
Union Pacific Resources Group Inc. ...        12,300             270,600
Unocal Corp. .........................           900              29,813
Vintage Petroleum, Inc. + ............         5,900             133,119
                                                           -------------
                                                               1,667,310
                                                           -------------
OIL & GAS (REFINING & MARKETING) (0.5%)
Ashland Oil, Inc. ....................         2,600              91,163
Sunoco Inc. ..........................         6,100             179,569
Tosco Corp. ..........................         3,700             104,756
Ultramar Diamond Shamrock Corp. ......         8,200             203,462
                                                           -------------
                                                                 578,950
                                                           -------------
OIL (DOMESTIC INTEGRATED) (0.6%)
Amerada Hess Corp. ...................         1,600              98,800
Conoco Inc. ..........................         1,700              41,756
Occidental Petroleum Corp. ...........        13,000             273,812
Phillips Petroleum Co. ...............         5,300             268,644
USX-Marathon Group ...................         4,200             105,263
                                                           -------------
                                                                 788,275
                                                           -------------
OIL (INTERNATIONAL INTEGRATED) (0.7%)
Chevron Corp. ........................         2,000             169,625
Exxon Mobil Corp. ....................         7,100             557,350
Texaco, Inc. .........................         2,100             111,825
                                                           -------------
                                                                 838,800
                                                           -------------
PAPER & FOREST PRODUCTS (0.0%)
Westvaco Corp. .......................         2,400              59,550
                                                           -------------
PHOTOGRAPHY/IMAGING (0.3%)
Imation Corp. + ......................         4,900             143,937
Infocus Corp. ........................         6,500             209,219
                                                           -------------
                                                                 353,156
                                                           -------------

                                            NUMBER OF         MARKET
                                             SHARES            VALUE
                                           -----------     -------------
UNITED STATES (CONTINUED)
POWER PRODUCERS (INDEPENDENT) (0.0%)
Calpine Corp. + ......................           700       $      46,025
                                                           -------------
PUBLISHING - NEWSPAPERS (0.2%)
Dow Jones & Co., Inc. ................         4,000             293,000
                                                           -------------
REIT DIVERSIFIED (7.4%)
Alexandria Real Estate Equities, Inc.          3,700             126,956
AMB Property Corp. ...................         8,200             187,062
Apartment Investment & Management Co.          8,100             350,325
Archstone Communities Trust ..........         9,800             206,412
Arden Realty Group, Inc. .............         4,900             115,150
Avalon Bay Communities, Inc. .........         5,601             233,842
Beacon Capital + + ...................        11,300             167,240
Boston Properties, Inc. ..............        15,200             587,100
Brandywine Realty Trust ..............         5,700             109,013
BRE Properties, Inc. .................         7,900             228,112
Capital Automotive REIT ..............         9,300             131,363
Catellus Development Corp. + .........         6,200              93,000
CBL & Associates Properties, Inc. ....         7,900             197,006
Colonial Properties Trust ............         5,600             153,300
Developers Diversified Realty Corp. ..        28,300             422,731
Duke-Weeks Realty Corp. ..............         8,878             198,645
Equity Office Properties Trust .......        21,500             592,594
Equity Residential Properties Trust ..        12,202             561,292
Essex Property Trust, Inc. ...........         2,600             109,200
FelCor Lodging Trust Inc. ............         3,400              62,900
First Industrial Realty Trust, Inc. ..         3,200              94,400
General Growth Properties, Inc. ......         9,100             288,925
Glimcher Realty Trust ................         9,600             138,000
Health Care Property Investors, Inc. .         4,600             125,350
Healthcare Realty Trust, Inc. ........         3,792              64,701
Highwood Properties, Inc. ............         4,200             100,800
Home Properties of New York, Inc. ....         4,900             147,000
Hospitality Properties Trust .........         6,400             144,400
Host Marriott Corp. ..................         5,700              53,438
Kimco Realty Corp. ...................         6,700             274,700
Liberty Property Trust ...............         6,800             176,375
Post Properties, Inc. ................         6,300             277,200
Prentiss Properties Trust ............         1,700              40,800
ProLogis Trust .......................        17,600             375,100
PS Business Parks, Inc. ..............         7,900             189,600
Simon Property Group, Inc. ...........        14,700             326,156
SL Green Realty Corp. ................         9,700             259,475
Spieker Properties, Inc. .............        10,100             464,600
Starwood Hotels & Resort Worldwide,
 Inc..................................         4,000             130,250
Summit Properties Inc. ...............         8,800             184,800
United Dominion Realty Trust, Inc. ...         6,600              72,600
Vornado Realty Trust .................         8,500             295,375
Weingarten Realty Investors ..........         2,900             117,088
                                                               9,174,376
                                                           -------------
RETAIL (BUILDING SUPPLIES) (0.1%)
Hughes Supply, Inc. ..................         6,900             136,275
                                                           -------------

                              See Notes to Portfolio of Investments.  73

AETNA GENERATION PORTFOLIOS, INC.
PORTFOLIO OF INVESTMENTS - JUNE 30, 2000 (UNAUDITED)
LEGACY (CONTINUED)
------------------------------------------------------------------------

                                            NUMBER OF         MARKET
                                             SHARES            VALUE
                                           -----------     -------------
UNITED STATES (CONTINUED)
RETAIL (COMPUTERS & ELECTRONICS) (0.2%)
Best Buy Co., Inc. + .................           700       $      44,275
Tech Data Corp. + ....................         5,000             217,813
                                                           -------------
                                                                 262,088
                                                           -------------
RETAIL (HOME SHOPPING) (0.1%)
PolyMedica Corp. + ...................         3,700             160,025
                                                           -------------
RETAIL - DEPARTMENT STORES (0.1%)
Kohl's Corp. + .......................         2,400             133,500
                                                           -------------
RETAIL - GENERAL MERCHANDISE CHAIN (0.2%)
Wal-Mart Stores, Inc. ................         5,100             293,888
                                                           -------------
RETAIL - SPECIALITY (0.1%)
Sonic Automotive, Inc. + .............         7,200              76,950
                                                           -------------
RETAIL SPECIALITY - APPAREL (0.3%)
Braun's Fashions Corporation .........         4,400             161,425
Hot Topic, Inc. + ....................         4,300             137,600
Wilsons The Leather Experts Inc. + ...         7,600             111,625
                                                           -------------
                                                                 410,650
                                                           -------------
SAVINGS & LOAN COMPANIES (0.2%)
Astoria Financial Corp. ..............         3,700              95,275
Downey Financial Corp. ...............         3,500             101,500
Golden West Financial Corp. ..........         2,100              85,706
                                                           -------------
                                                                 282,481
                                                           -------------
SERVICES (ADVERTISING/MARKETING) (0.1%)
ADVO, Inc. + .........................         4,300             180,600
                                                           -------------
SERVICES (COMMERCIAL & CONSUMER) (0.4%)
Convergys Corp. + ....................         1,600              83,000
Dollar Thrifty Automotive Group, Inc.
 +....................................         6,900             127,219
F.Y.I. Incorporated + ................         4,300             144,856
West Teleservices Corp. ..............         7,200             182,250
                                                           -------------
                                                                 537,325
                                                           -------------
SPECIALITY PRINTING (0.1%)
Harland (John H.) Co. ................         9,800             146,388
                                                           -------------
TELEPHONE (0.2%)
Telephone & Data Systems, Inc. .......           400              40,100
U.S. WEST, Inc. ......................         2,600             222,950
                                                           -------------
                                                                 263,050
                                                           -------------
TELEPHONE LONG DISTANCE (0.0%)
Time Warner Telecom Inc. .............           600              38,625
                                                           -------------
TEXTILES (APPAREL) (0.1%)
Kellwood Co. .........................         2,000              42,250
Liz Claiborne, Inc. ..................         1,500              52,875
                                                           -------------
                                                                  95,125
                                                           -------------
TRUCKERS (0.1%)
Arkansas Best Corp. + ................         9,800              97,388
Yellow Corp. + .......................         5,300              78,175
                                                           -------------
                                                                 175,563
                                                           -------------
TOTAL UNITED STATES COMMON STOCKS
 (COST $39,100,622)                                           41,728,397
                                                           -------------

                                            NUMBER OF         MARKET
                                             SHARES            VALUE
                                           -----------     -------------
FOREIGN COMMON STOCKS (10.6%)
BRAZIL (0.3%)
Embratel Participacoes S.A. (Other
 Telecommunications)..................        13,200       $     311,850
                                                           -------------
CANADA (0.3%)
Nortel Networks Corp. (Communications
 Equipment)...........................         6,122             417,826
                                                           -------------
DENMARK (0.7%)
Novo Nordisk A/S (Health Care -
 Drugs/Pharmaceuticals)...............         1,600             273,438
Tele Danmark A/S (Telephone) .........         2,100             141,936
Vestas Wind Systems A/S (Electrical
 Equipment)...........................        12,800             472,039
                                                           -------------
TOTAL DENMARK                                                    887,413
                                                           -------------
FINLAND (1.3%)
Comptel Oyj (Data & Imaging Services)
 +....................................        23,300             471,271
JOT Automation Group Oyj (Data &
 Imaging Services) ...................        52,700             353,118
Nokia Oyj, ADR (Communications
 Equipment)...........................         9,200             459,425
Perlos Oyj (Electronics - Component
 Dist.) + ............................         9,200             291,910
                                                           -------------
TOTAL FINLAND                                                  1,575,724
                                                           -------------
FRANCE (1.3%)
Alcatel (Communications Equipment) ...         4,000             263,420
AXA (Insurance) ......................         1,408             222,699
Genset (Biotech. & Medical Prod.) ....         4,800             111,000
Schneider Electric SA (Electrical
 Equipment)...........................         1,400              97,968
Societe Television Francaise 1
 (Broadcasting - TV, Radio & Cable) ..         2,000             139,954
STMicroelectronics N.V. (Electronics -
 Semiconductors)......................         3,900             246,741
Total Fina Elf (Oil) .................         1,596             245,703
Vivendi (Manufacturing - Diversified)          2,990             264,979
                                                           -------------
TOTAL FRANCE                                                   1,592,464
                                                           -------------
GERMANY (0.6%)
Buderus AG (Forest Prod. & Building
 Mats.)...............................         7,500             118,697
DePfa Deutsche Pfandbriefbank AG
 (Banks - Major Regional) ............         1,800             182,036
Intershop Communications AG (Data &
 Imaging Services) + .................           800             362,730
Siemens AG (Electrical Mach. &
 Instrument)..........................           300              45,294
                                                           -------------
TOTAL GERMANY                                                    708,757
                                                           -------------
HONG KONG (0.3%)
China Telecom Ltd., ADR
 (Cellular/Wireless Telecomms.) + ....         1,800             320,063
                                                           -------------
IRELAND (0.1%)
CRH Plc (Construction) ...............         9,262             167,803
                                                           -------------
ITALY (0.3%)
Banca Nazionale del Lavoro
 (Banks & Thrifts) + .................        42,800             151,392


74 See Notes to Portfolio of Investments.

------------------------------------------------------------------------

                                            NUMBER OF         MARKET
                                             SHARES            VALUE
                                           -----------     -------------
ITALY (CONTINUED)
Telecom Italia SpA (Other
 Telecommunications)..................        19,000       $     194,881
                                                           -------------
TOTAL ITALY                                                      346,273
                                                           -------------
JAPAN (1.2%)
Canon, Inc. (Electrical Mach. &
 Instrument)..........................         4,000             199,612
Crayfish Co., Ltd. (Data & Imaging
 Services) + .........................        24,300             170,100
Internet Initiative Japan Inc.,  ADR
 (Computers Software/Services) .......         1,700             100,725
Minebea Co., Ltd. (Machinery -
 Diversified).........................        23,000             289,117
Murata Manufacturing Co., Ltd.
 (Electronics - Component Dist.) .....         1,000             143,850
Shin-Etsu Chemical Co., Ltd.
 (Chemicals Speciality) ..............         3,000             152,545
Softbank Corp. (Semiconductors &
 Electronic)..........................         1,800             244,979
Sony Corporation (Household
 Furnishings & App.) .................         1,800             168,423
                                                           -------------
TOTAL JAPAN                                                    1,469,351
                                                           -------------
MEXICO (0.2%)
Telefonos de Mexico SA de CV, ADR
 (Telephone Long Distance) + .........         4,600             262,775
                                                           -------------
NETHERLANDS (1.1%)
ING Groep N.V. (Financial -
 Diversified).........................         4,578             310,700
Koninklijke (Royal) Philips Electronis
 N.V. (Electrical Mach. & Instrument)          8,600             407,247
Royal Dutch Petroleum Co. (Oil) ......         5,000             307,812
United Pan-Europe Communications N.V.
 (Other Telecommunications) + ........        10,000             262,558
VNU N.V. (Publishing) ................         1,031              53,467
                                                           -------------
TOTAL NETHERLANDS                                              1,341,784
                                                           -------------
SPAIN (0.3%)
Telefonica Publicidad e Informacion,
 S.A. (Services - Advertising/Mktg.) .         6,000              56,883
Telefonica S.A. (Other
 Telecommunications) + ...............        13,056             281,595
                                                           -------------
TOTAL SPAIN                                                      338,478
                                                           -------------
SWEDEN (1.0%)
HiQ International AB (Services - Data
 Processing)..........................        42,000             407,023
Information Highway AB (Semiconductors
 & Electronic) + .....................        18,000             139,551
Skandia Forsakrings AB (Insurance) ...         7,400             196,579
Telefonaktiebolaget LM Ericsson AB
 (Semiconductors & Electronic) .......        15,600             312,000
Telelogic AB (Semiconductors &
 Electronic) + .......................        33,000             244,556
                                                           -------------
TOTAL SWEDEN                                                   1,299,709
                                                           -------------
SWITZERLAND (0.4%)
Fantastic Corporation (Data & Imaging
 Services) + .........................         5,700              56,279
Gretag Imaging Group (Producer Goods)
 +....................................           600             115,862
Logitech International S.A. (Data &
 Imaging Services) + .................           360             257,038


                                            NUMBER OF         MARKET
                                             SHARES            VALUE
                                           -----------     -------------
SWITZERLAND (CONTINUED)
Swatch Group AG (The) (Consumer
 Specialties).........................           100       $     127,547
                                                           -------------
TOTAL SWITZERLAND                                                556,726
                                                           -------------
UNITED KINGDOM (1.2%)
Celltech Group Plc (Biotech & Medical
 Prod) + .............................        10,500             203,468
Lloyds TSB Group Plc (Diversified
 Financial Services) .................        12,300             116,195
Shire Pharmaceuticals Group Plc
 (Drugs) + ...........................         5,970             309,694
Viatel, Inc. (Other
 Telecommunications) + ...............        11,500             328,469
Vodafone AirTouch Plc
 (Cellular/Wireless Telecomms.) ......        66,339             268,149
WPP Group Plc (Commercial Services) ..        21,900             319,940
                                                           -------------
TOTAL UNITED KINGDOM                                           1,545,915
                                                           -------------
TOTAL FOREIGN COMMON STOCKS
 (COST $10,492,692)                                           13,142,911
                                                           -------------
TOTAL COMMON STOCKS
 (COST $49,593,314)                                           54,871,308
                                                           -------------

                                           PRINCIPAL
                                            AMOUNT
                                         -------------
LONG-TERM BONDS AND NOTES (44.4%)
CORPORATE BONDS (18.0%)
ABN AMRO Bank NV, 7.55%, 06/28/06 ......  $   150,000            149,862
Allstate Corp., 7.88%, 05/01/05 ........      120,000            120,720
AT&T Capital Corp., 6.75%, 02/04/02 ....      400,000            394,488
Bank of America Corp., 5.75%, 03/01/04 .      120,000            112,810
Bombardier Capital Inc., 6.00%, 01/15/02      565,000            550,875
Capital Auto Receivables Asset
 Trust, 6.30%, 05/15/04.................    1,100,000          1,088,564
Chemical Master Credit Card
 Trust, 7.09%, 02/15/09.................      855,000            848,049
Chrysler Financial
 Corp., 5.25%, 10/19/00.................      450,000            447,804
Citigroup Inc., 6.20%, 03/15/09 ........       55,000             50,470
Conoco Inc., 5.90%, 04/15/04 ...........      325,000            310,352
Cox Communications Inc., 7.75%, 08/15/06      515,000            513,161
DaimlerChrysler NA Holdings Inc.,
 7.20%,09/01/09.........................      271,000            260,889
Deere & Co., 8.10%, 05/15/30 ...........       64,000             62,337
Deutche Telekom Int. Finance,
 8.25%, 06/15/30 # .....................      194,000            197,023
Diageo Capital Plc, 7.25%, 11/01/09 ....      380,000            380,973
Dominion Resources, Inc.,
 8.13%, 06/15/10........................      110,000            111,014
Duke Energy Corp., 7.38%, 03/01/10 .....      190,000            186,897
Eastman Kodak Co., 7.25%, 06/15/05 .....      290,000            289,594
Electronic Data Systems Corp.,
 6.85%,10/15/04.........................      550,000            537,861
Enron Corp., 7.88%, 06/15/03 ...........      570,000            573,887
First Union National Bank,
 7.88%,02/15/10.........................      135,000            133,272
Ford Motor Co., 7.45%, 07/16/31 ........      128,000            121,053
Ford Motor Credit Corp., 7.38%, 10/28/09      165,000            159,600
Ford Motor Credit Corp., 7.50%, 03/15/05    1,035,000          1,027,237
General Electric Capital Corp.,
 6.81%, 11/03/03........................      450,000            444,676

                              See Notes to Portfolio of Investments.  75

AETNA GENERATION PORTFOLIOS, INC.
PORTFOLIO OF INVESTMENTS - JUNE 30, 2000 (UNAUDITED)
LEGACY (CONTINUED)
------------------------------------------------------------------------

                                          PRINCIPAL            MARKET
                                           AMOUNT               VALUE
                                         -----------       -------------
CORPORATE BONDS (CONTINUED)
General Motors Acceptance
 Corp., 7.63%, 06/15/04.................  $   120,000        $   120,058
General Motors Acceptance
 Corp., 7.75%, 01/19/10.................      185,000            183,918
GTE California Inc., 7.65%, 03/15/07 ...      195,000            194,585
GTE Corp., 9.38%, 12/01/00 .............    1,000,000          1,009,350
Hewlett-Packard Co., 7.15%, 06/15/05 ...      480,000            480,878
Honeywell International, 7.50%, 03/01/10      450,000            450,902
Household Finance Corp., 5.88%, 09/25/04      835,000            778,754
Household Finance Corp., 7.88%, 03/01/07      160,000            159,379
J. Seagram & Sons, 7.60%, 12/15/28 .....      100,000             95,508
MBNA Master Credit Card Trust,
 6.40%,01/18/05.........................    1,200,000          1,182,000
MCI WorldCom, Inc., 6.95%, 08/15/28 ....      200,000            176,180
Mellon Bank NA, 7.63%, 09/15/07 ........      120,000            119,653
Morgan Stanley Dean Witter & Co.,
 5.63%,01/20/04.........................      130,000            122,593
Morgan Stanley Dean Witter & Co.,
 7.13%,01/15/03.........................      270,000            268,269
National Australia Bank, 6.40%, 12/10/07    2,000,000          1,938,600
National Rural Utilities,
 5.50%, 01/15/05........................      325,000            301,993
Norsk Hydro A/S, 7.15%, 01/15/29 .......      365,000            326,438
Norwest Financial, Inc., 5.38%, 09/30/03      835,000            785,802
Ontario (Province of), 6.00%, 02/21/06 .      135,000            127,346
Pepsi Bottling Holdings Inc.,
 5.38%,02/17/04.........................      335,000            315,580
PPG Industries Inc., 7.05%, 08/15/09 ...      230,000            222,865
Quebec Province Co., 5.75%, 02/15/09 ...      360,000            322,362
Quebec Province Co., 7.50%, 09/15/29 ...      140,000            137,537
Raytheon Co., 8.30%, 03/01/10 ..........      160,000            161,136
Saskatchewan (Province of),
 9.38%,12/15/20.........................      145,000            171,307
Sempra Energy,7.95%,03/01/10 .........        190,000            191,610
Tennessee Gas Pipeline, 7.00%, 10/15/28       330,000            289,044
Texaco Capital, Inc., 5.50%, 01/15/09 ..      375,000            331,073
Textron Financial Corp., 7.13%, 12/09/04      555,000            544,028
Time Warner Inc., 8.11%, 08/15/06 ......      235,000            239,268
Tyco International Group SA,
 6.13%,01/15/09.........................      590,000            521,678
U.S. West Communications Group,
 5.63%, 11/15/08........................      340,000            293,757
Vodafone AirTouch Plc, 7.63%,
 02/15/05 ++............................      225,000            225,311
Vodafone AirTouch Plc,7.75%,02/15/10
 ++...................................        200,000            198,290
WorldCom, Inc.,8.00%,05/15/06 ........        230,000            233,961
                                                           -------------
TOTAL CORPORATE BONDS (COST $22,659,792)                      22,294,481
                                                           -------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (20.8%)
Federal Home Loan Mortgage
 Corp., 7.50%, 12/01/11.................      571,000            571,000
Federal Home Loan Mortgage
 Corp., 7.50%, 07/15/30 # ..............      480,000            473,664
Federal Home Loan Mortgage
 Corp., 8.00%, 07/15/30 # ..............      900,000            905,067
Federal National Mortgage
 Association, 5.75%, 03/15/09...........    3,398,000          3,094,830
Federal National Mortgage
 Association, 6.00%, 06/01/28...........    1,261,764          1,157,668

                                           PRINCIPAL            MARKET
                                            AMOUNT               VALUE
                                           ---------       -------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
Federal National Mortgage
 Association, 6.50%, 07/25/15 # ........   $1,100,000        $  1,060,378
Federal National Mortgage
 Association, 6.63%, 09/15/09...........    3,340,000           3,225,705
Federal National Mortgage
 Association, 7.50%, 07/01/11...........      329,000             328,691
Federal National Mortgage
 Association, 8.50%, 09/01/26...........    1,879,800           1,915,328
Federal National Mortgage Association
 - Conventional Loan, 6.50%, 02/01/28 ..    1,675,523           1,581,794
Government National Mortgage
 Association, 6.50%, 01/15/29...........    3,687,080           3,499,260
Government National Mortgage
 Association, 7.00%, 04/15/27...........      335,236             326,017
Government National Mortgage
 Association, 7.00%, 01/15/28...........      396,722             385,686
Government National Mortgage
 Association, 7.00%, 01/15/28...........      369,750             359,464
Government National Mortgage
 Association, 7.00%, 02/15/28...........    1,176,652           1,143,918
Government National Mortgage
 Association, 7.00%, 02/15/28...........      299,176             290,853
Government National Mortgage
 Association, 7.00%, 02/15/28...........      637,026             619,304
Government National Mortgage
 Association, 7.00%, 02/15/28...........      930,189             904,311
Government National Mortgage
 Association, 7.00%, 07/15/28...........      724,782             704,619
Government National Mortgage
 Association, 7.50%, 12/15/23...........    2,605,432           2,596,469
Government National Mortgage
 Association, 8.00%, 07/15/24...........      529,855             536,478
                                                           -------------
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
 SECURITIES (COST $26,379,183)                                25,680,504
                                                           -------------
U.S. GOVERNMENT OBLIGATIONS (5.6%)
U.S. Treasury Note, 5.25%, 02/15/29 * ..      904,000            802,300
U.S. Treasury Note, 5.50%, 03/31/03 * ..      255,000            249,342
U.S. Treasury Note, 6.00%, 08/15/09 ....      717,000            711,285
U.S. Treasury Note, 6.13%, 08/15/29 #...    2,802,000          2,830,020
U.S. Treasury Note, 6.50%, 05/31/02 ....      350,000            350,437
U.S. Treasury Note, 6.50%, 10/15/06 ....       25,000             25,301
U.S. Treasury Note, 6.50%, 02/15/10 ....      957,000            989,749
U.S. Treasury Note, 6.75%, 05/15/05 ....      913,000            934,255
                                                           -------------
TOTAL U.S. GOVERNMENT OBLIGATIONS
 (COST $6,739,169)                                             6,892,689
                                                           -------------
TOTAL LONG-TERM BONDS AND NOTES
 (COST $55,778,144)                                           54,867,674
                                                           -------------
SHORT-TERM INVESTMENTS (12.8%)
Cooper Industries, Inc., 6.63%, 07/20/00
 * ++...................................    3,500,000          3,489,042
GTE Corp., 6.60%, 07/18/00 * ++ ........    4,500,000          4,486,800
Torchmark Corp., 7.25%, 07/03/00 .......    5,029,000          5,029,000

76  See Notes to Portfolio of Investments.

------------------------------------------------------------------------

                                          PRINCIPAL            MARKET
                                           AMOUNT               VALUE
                                         -----------       -------------
SHORT-TERM INVESTMENTS (CONTINUED)
U.S. Treasury Bill,6.18%,11/09/00 @ ..   $ 2,900,000       $   2,839,187
                                                           -------------
TOTAL SHORT-TERM INVESTMENTS
 (COST $15,841,090)                                           15,844,029
                                                           -------------
TOTAL INVESTMENTS
 (COST $121,212,548)(A)                                      125,583,011
OTHER ASSETS LESS LIABILITIES                                 (1,859,073)
                                                           -------------
TOTAL NET ASSETS                                            $123,723,938
                                                           -------------

NOTES TO PORTFOLIO OF INVESTMENTS

(a) The cost of investments for federal income tax purposes amounts to $122,840,616. Unrealized gains and losses, based on identified tax cost at June 30, 2000, are as follows:

Unrealized gains............................                $  6,596,483
Unrealized losses...........................                  (3,854,088)
                                                           -------------
 Net unrealized gain........................                $  2,742,395
                                                           =============

Information concerning open futures contracts at June 30, 2000 is shown below:

                           NO. OF       NOTIONAL      EXPIRATION       UNREALIZED
                         CONTRACTS        VALUE          DATE         GAIN/(LOSS)
                        -----------    ----------    ------------    -------------
    LONG CONTRACTS
----------------------
Russell 2000 Index
Futures...............
                            6          $1,567,800       Sep 00         $(12,750)
                                       ==========                      ========

+ Non-income producing security.
+ Restricted security. This security has been determined to be illiquid under guidelines established by the Board of Directors.
# When-issued or delayed delivery security.
* Segregated securities for purchases of delayed delivery or when-issued securities held at June 30, 2000.
++Securities that may be resold to "qualified institutional buyers" under Rule
  144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors.
@ Security pledged to cover initial margin requirements on open futures contracts at June 30, 2000.

Acquisition date and cost concerning illiquid securities at June 30, 2000 is shown below:

                                         ACQUISITION
                                            DATE                COST
                                         -----------         ----------
Beacon Capital................            03/17/98            $170,239
                                                             ==========

The market value of the total illiquid securities above is $167,240 which represents 0.14% of the total net assets.

Category percentages are based on net assets.



See Notes to Financial Statements.                                    77

AETNA GENERATION PORTFOLIOS, INC.
STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                    ASCENT        CROSSROADS         LEGACY
                                 ------------    ------------     ------------
ASSETS:
Investments, at market
 value....................       $218,727,520    $190,400,121     $125,583,011
Cash .....................              3,391           2,718            1,332
Cash denominated in
 foreign currencies ......          1,721,049       1,386,102          952,999
Receivable for:
 Dividends and interest ..            654,258         918,047          849,634
 Investments sold ........         11,984,664       8,130,305        4,096,761
 Fund shares sold ........                 --              --            2,222
 Variation margin ........                 --          27,400           20,550
 Recoverable foreign taxes             40,525          31,660           13,287
Prepaid expenses .........                739             699              501
Gross unrealized gain on
 forward foreign currency
 exchange contracts ......             12,787          13,743            6,195
                                 ------------    ------------     ------------
     Total assets ........        233,144,933     200,910,795      131,526,492
                                 ------------    ------------     ------------
LIABILITIES:
Payable for:
 Investments purchased ...         16,309,883      14,240,204        6,991,663
 Fund shares redeemed ....             31,944         239,284          684,700
Accrued investment
 advisory fees ...........            112,815          97,209           64,944
Accrued administrative
 service fees ............             14,102          12,151            8,118
Accrued custody fees .....             56,787          51,827           39,605
Other liabilities ........              9,543           5,724            5,666
Gross unrealized loss on
 forward foreign currency
 exchange contracts ......             17,128          13,893            7,858
                                 ------------    ------------     ------------
     Total liabilities ...         16,552,202      14,660,292        7,802,554
                                 ------------    ------------     ------------
      NET ASSETS .........       $216,592,731    $186,250,503     $123,723,938
                                 ============    ============     ============
NET ASSETS REPRESENTED BY:
Paid-in capital ..........       $191,392,962    $170,580,268     $115,267,157
Net unrealized gain on
 investments, open futures
 contracts and foreign
 currency related
 transactions.............         19,079,989      10,022,457        4,362,258
Undistributed net
 investment income .......          2,358,260       2,782,928        2,512,787
Accumulated net realized
 gain on investments .....          3,761,520       2,864,850        1,581,736
                                 ------------    ------------     ------------
      NET ASSETS .........       $216,592,731    $186,250,503     $123,723,938
                                 ============    ============     ============

Cost of investments ......       $199,660,324    $180,371,252     $121,212,548
Cost of cash denominated
 in foreign currencies ...       $  1,718,585    $  1,385,822     $    952,942
CAPITAL SHARES:
Authorized ...............        Two Billion     Two Billion      Two Billion
Par value ................       $      0.001    $      0.001     $      0.001
Outstanding ..............         14,361,003      13,586,701        9,797,390
Net asset value, offering
 and redemption price per
 share (net assets divided
 by shares outstanding) ..       $      15.08    $      13.71     $      12.63


78  See Notes to Financial Statements.

AETNA GENERATION PORTFOLIOS, INC.
STATEMENTS OF OPERATIONS
SIX MONTH PERIOD ENDED JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                        ASCENT      CROSSROADS      LEGACY
                                      -----------   -----------   -----------
INVESTMENT INCOME:
Dividends ..........................  $ 1,397,892   $ 1,103,706    $  573,830
Interest ...........................    1,758,316     2,350,844     2,357,073
                                      -----------   -----------    ----------
                                        3,156,208     3,454,550     2,930,903
Foreign taxes withheld on dividends       (24,478)      (17,573)       (8,493)
                                      -----------   -----------    ----------
     Total investment income .......    3,131,730     3,436,977     2,922,410
                                      -----------   -----------    ----------
INVESTMENT EXPENSES:
Investment advisory fees ...........      640,401       570,090       374,374
Administrative services fees .......       80,050        71,261        46,797
Printing and postage fees ..........       11,571         9,288         7,947
Custody fees .......................       74,009        69,119        50,178
Transfer agent fees ................        1,300         1,300         1,300
Audit fees .........................        9,946         9,923         9,810
Directors' fees ....................        2,889         2,691         1,694
Registration fees ..................        1,348            --            --
Miscellaneous expenses .............        4,899         3,969         3,063
                                      -----------   -----------    ----------
Expenses before reimbursement and
 waiver from Investment Adviser ....      826,413       737,641       495,163
Expense reimbursement and waiver
 from Investment Adviser ...........      (26,233)      (70,901)      (88,572)
                                      -----------   -----------    ----------
     Net investment expenses .......      800,180       666,740       406,591
                                      -----------   -----------    ----------
Net investment income ..............    2,331,550     2,770,237     2,515,819
                                      -----------   -----------    ----------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
 Investments .......................    5,107,179     4,297,239     2,254,531
 Written options ...................      146,072       136,462        96,100
 Futures and forward foreign
  currency exchange contracts ......     (594,492)     (583,961)     (392,792)
 Foreign currency related
  transactions......................      (61,741)      (34,574)       12,302
                                      -----------   -----------    ----------
     Net realized gain on
     investments....................    4,597,018     3,815,166     1,970,141
                                      -----------   -----------    ----------
Net change in unrealized gain or loss on:
 Investments .......................   (2,359,578)   (4,087,771)     (654,157)
 Options ...........................      (67,222)      (62,799)      (44,225)
 Futures and forward foreign
  currency exchange contracts ......       44,125         1,443         1,851
 Foreign currency related
  transactions......................       14,343        13,446         6,574
                                      -----------   -----------    ----------
     Net change in unrealized gain
      or loss on investments .......   (2,368,332)   (4,135,681)     (689,957)
                                      -----------   -----------    ----------
Net realized and change in
 unrealized gain or loss on
 investments........................    2,228,686      (320,515)    1,280,184
                                      -----------   -----------    ----------
Net increase in net assets resulting
 from operations ...................  $ 4,560,236   $ 2,449,722    $3,796,003
                                      ===========   ===========    ==========


                                          See Notes to Financial Statements.  79

AETNA GENERATION PORTFOLIOS, INC.
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                          ASCENT
                                            ---------------------------------
                                              SIX MONTH
                                             PERIOD ENDED
                                            JUNE 30, 2000       YEAR ENDED
                                             (UNAUDITED)     DECEMBER 31, 1999
                                            -------------    -----------------
FROM OPERATIONS:
Net investment income ....................  $  2,331,550       $  4,685,397
Net realized gain on investments..........     4,597,018         11,305,041
Net change in unrealized gain or loss on
 investments..............................    (2,368,332)        11,534,181
                                            ------------       ------------
 Net increase in net assets resulting from
  operations..............................     4,560,236         27,524,619
                                            ------------       ------------
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income................      (892,041)        (4,511,270)
From net realized gains...................    (1,642,262)        (9,713,831)
                                            ------------       ------------
 Decrease in net assets from distributions
  to shareholders.........................    (2,534,303)       (14,225,101)
                                            ------------       ------------
FROM FUND SHARE TRANSACTIONS:
Proceeds from shares sold.................     9,079,427         14,642,381
Net asset value of shares issued upon
 reinvestment of distributions............     2,534,303         14,225,101
Payments for shares redeemed..............   (11,458,435)       (35,351,313)
                                            ------------       ------------
 Net increase (decrease) in net assets
  from fund share transactions............       155,295         (6,483,831)
                                            ------------       ------------
  Net change in net assets................     2,181,228          6,815,687
NET ASSETS:
Beginning of period.......................   214,411,503        207,595,816
                                            ------------       ------------
End of period.............................  $216,592,731       $214,411,503
                                            ============       ============
End of period net assets includes
 undistributed net investment income......  $  2,358,260       $    918,751
                                            ============       ============
SHARE TRANSACTIONS:
Number of shares sold.....................       591,456          1,025,848
Number of shares issued upon reinvestment
  of distributions........................       165,101          1,004,027
Number of shares redeemed.................      (764,396)        (2,467,556)
                                            ------------       ------------
 Net decrease.............................        (7,839)          (437,681)
                                            ============       ============


80  See Notes to Financial Statements.

                                                       CROSSROADS
                                            ---------------------------------
                                              SIX MONTH
                                             PERIOD ENDED
                                            JUNE 30, 2000       YEAR ENDED
                                             (UNAUDITED)     DECEMBER 31, 1999
                                            -------------    -----------------
FROM OPERATIONS:
Net investment income ....................  $  2,770,237       $  5,834,377
Net realized gain on investments..........     3,815,166          8,301,943
Net change in unrealized gain or loss on
 investments..............................    (4,135,681)         4,750,921
                                            ------------       ------------
 Net increase in net assets resulting from
  operations..............................     2,449,722         18,887,241
                                            ------------       ------------
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income................    (1,218,865)        (4,966,477)
From net realized gains...................    (2,165,389)        (7,017,489)
                                            ------------       ------------
 Decrease in net assets from distributions
  to shareholders.........................    (3,384,254)       (11,983,966)
                                            ------------       ------------
FROM FUND SHARE TRANSACTIONS:
Proceeds from shares sold.................     4,646,642         15,649,406
Net asset value of shares issued upon
  reinvestment of distributions...........     3,384,254         11,983,966
Payments for shares redeemed..............   (18,547,409)       (30,397,144)
                                            ------------       ------------
 Net decrease in net assets from fund
  share transactions......................   (10,516,513)        (2,763,772)
                                            ------------       ------------
  Net change in net assets................   (11,451,045)         4,139,503
NET ASSETS:
Beginning of period.......................   197,701,548        193,562,045
                                            ------------       ------------
End of period.............................  $186,250,503       $197,701,548
                                            ============       ============
End of period net assets includes
 undistributed net investment income......  $  2,782,928       $  1,231,556
                                            ============       ============
SHARE TRANSACTIONS:
Number of shares sold.....................       332,708          1,164,134
Number of shares issued upon reinvestment
  of distributions........................       242,599            902,479
Number of shares redeemed.................    (1,346,971)        (2,241,606)
                                            ------------       ------------
 Net decrease.............................      (771,664)          (174,993)
                                            ============       ============

                                     See Notes to Financial Statements.  81
AETNA GENERATION PORTFOLIOS, INC.
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------

                                                        LEGACY
                                            ---------------------------------
                                              SIX MONTH
                                             PERIOD ENDED
                                            JUNE 30, 2000       YEAR ENDED
                                             (UNAUDITED)     DECEMBER 31, 1999
                                            -------------    -----------------
FROM OPERATIONS:
Net investment income ....................  $  2,515,819       $  5,058,747
Net realized gain on investments..........     1,970,141          4,308,972
Net change in unrealized gain or loss on
 investments..............................      (689,957)           (71,449)
                                            ------------       ------------
 Net increase in net assets resulting from
  operations..............................     3,796,003          9,296,270
                                            ------------       ------------
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income................    (1,046,457)        (4,123,361)
From net realized gains...................    (1,364,650)        (3,293,641)
                                            ------------       ------------
 Decrease in net assets from distributions
  to shareholders.........................    (2,411,107)        (7,417,002)
                                            ------------       ------------
FROM FUND SHARE TRANSACTIONS:
Proceeds from shares sold.................     3,952,121         10,629,306
Net asset value of shares issued upon
  reinvestment of distributions...........     2,411,107          7,417,002
Payments for shares redeemed..............   (15,231,056)       (37,245,054)
                                            ------------       ------------
 Net decrease in net assets from fund
  share transactions......................    (8,867,828)       (19,198,746)
                                            ------------       ------------
  Net change in net assets................    (7,482,932)       (17,319,478)
NET ASSETS:
Beginning of period.......................   131,206,870        148,526,348
                                            ------------       ------------
End of period.............................  $123,723,938       $131,206,870
                                            ============       ============
End of period net assets includes
 undistributed net investment income......  $  2,512,787       $  1,043,425
                                            ============       ============
SHARE TRANSACTIONS:
Number of shares sold.....................       313,643            849,143
Number of shares issued upon reinvestment
  of distributions........................       188,663            605,625
Number of shares redeemed.................    (1,205,708)        (2,959,102)
                                            ------------       ------------
 Net decrease.............................      (703,402)        (1,504,334)
                                            ============       ============


82  See Notes to Financial Statements.

AETNA GENERATION PORTFOLIOS, INC.
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

1. ORGANIZATION

Aetna Generation Portfolios, Inc. (Company) is registered under the Investment Company Act of 1940 (the Act) as an open-end management investment company. It was incorporated under the laws of Maryland on October 14, 1994 and is authorized to issue multiple series of shares, each representing a diversified portfolio of investments (individually, a Portfolio and collectively, the Portfolios) with its own investment objective, policies and restrictions.

Currently, the Company offers shares of the Aetna Ascent VP, Aetna Crossroads VP and Aetna Legacy VP. Each of these diversified Portfolios commenced investment operations on July 5, 1995. The Portfolios are asset allocation funds that seek to maximize long-term investment returns at varying levels of risk.

The following is each Portfolio's investment objective:

   AETNA ASCENT VP (Ascent) seeks to provide capital appreciation.

   AETNA CROSSROADS VP (Crossroads) seeks to provide total return (i.e., income and capital appreciation, both realized and unrealized).

   AETNA LEGACY VP (Legacy) seeks to provide total return consistent with preservation of capital.

Shares of the Portfolios are offered to insurance company separate accounts that fund both annuity and life insurance contracts and to certain tax-qualified retirement plans. At June 30, 2000, separate accounts of Aetna Life Insurance and Annuity Company (ALIAC) and its affiliates held 98.5%, 98.9% and 99.0% of Ascent, Crossroads and Legacy's shares outstanding, respectively.

Aeltus Investment Management, Inc. (Aeltus) serves as the investment adviser to the Portfolios. ALIAC serves as the principal underwriter to each Portfolio. Aeltus and ALIAC are both indirect wholly owned subsidiaries of Aetna Inc.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements of each Portfolio has been prepared in accordance with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect amounts reported therein. Although actual results could differ from these estimates.

A. VALUATION OF INVESTMENTS

Exchange traded equity investments are stated at market values based upon prices furnished by external pricing sources as reported on national securities exchanges. Over-the-counter securities are stated at the last sale price, or if there has been no sale that day, at the mean of the bid and asked prices. Fixed income securities, with the exception of high yield securities, maturing in more than sixty days for which market quotations are readily available are valued at the mean of the last bid and asked price. High yield securities are priced at bid by external pricing sources or brokers making a market in the security. Short-term investments maturing in sixty days or less are valued at amortized cost, which when combined with accrued interest, approximates market value. Securities and fixed income investments for which market quotations are not considered to be readily available are valued using methods approved by the Board of Directors (Board).

The accounting records of the Portfolios are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the prevailing rates of exchange at the end of each day.

AETNA GENERATION PORTFOLIOS, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. The Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain or loss on investments.

B. OPTIONS CONTRACTS

The Portfolios may purchase and write (sell) call options and put options and write (sell) covered call options as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure.

Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. The Portfolios will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements.

The risk in writing a call option is that the Portfolios give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Portfolios may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolios pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

C. FUTURES AND FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

A futures contract is an agreement between two parties to buy and sell a specific amount of a commodity, security or financial instrument, including an index of stocks, at a set price on a future date. The Portfolios may invest in financial futures contracts as a hedge against their existing portfolio securities, to manage the risk of changes in interest rates, equity prices, currency exchange rates or in anticipation of future purchases and sales of securities.

Upon entering into a futures contract, the Portfolios are required to deposit with a broker an amount (initial margin) equal to a percentage of the purchase price indicated by the futures contract. Subsequent deposits (variation margin) are received or paid each day by the Portfolios equal to the daily fluctuations in the market value of the contract. These amounts are recorded by the Portfolios as unrealized gains or losses. When a contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Generally, futures contracts held by the Portfolios are closed prior to expiration.

A forward foreign currency exchange contract is an agreement to pay or receive specific amounts of a currency at a future date in exchange for another currency at an agreed upon exchange rate. The Portfolios, where authorized, may use forward foreign currency exchange contracts to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated portfolio securities. Contracts are recorded at market value and marked-to-market daily.

The risks associated with financial futures and forward foreign currency exchange contracts may arise from an imperfect correlation between the change in market value of the securities held by the Portfolios and the price of the contracts. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contracts.

Realized and unrealized gains or losses on financial futures and forward foreign currency exchange contracts are reflected in the accompanying financial statements. The amounts at risk under such futures and forward foreign currency exchange

--------------------------------------------------------------------------------

contracts may exceed the amounts reflected in the financial statements. The notional amounts (economic exposure) of these contracts are disclosed in the Portfolios of Investments and elsewhere in the Notes to Financial Statements. For federal income tax purposes, any futures and forward foreign currency exchange contracts which remain open at the end of the fiscal year are marked-to-market and the resultant net gain or loss is reported to shareholders as federal taxable income.

D. ILLIQUID AND RESTRICTED SECURITIES

Illiquid securities are securities that are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Portfolios to sell them promptly at an acceptable price. Restricted securities are those which can only be sold under Rule 144A of the Securities Act of 1933 (1933 Act) or are securities offered pursuant to Section 4(2) of the 1933 Act, and are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Each Portfolio may invest up to 15% of its total assets in illiquid securities. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board. The Portfolios will not pay the costs of disposition of restricted securities other than ordinary brokerage fees, if any.

E. FEDERAL INCOME TAXES

Each Portfolio has met the requirements to be taxed as a regulated investment company for the year ended December 31, 1999, and intends to meet the requirements for the current year. As such, each Portfolio is relieved of federal income taxes by distributing all of its net taxable investment income and capital gains, if any, in compliance with the applicable provisions of the Internal Revenue Code (Code). Furthermore, by distributing substantially all of its net taxable investment income and capital gains during the calender year, each Portfolio will avoid federal excise taxes in accordance with the applicable provisions of the Code. Thus, the financial statements contain no provisions for federal income taxes.

F. DISTRIBUTIONS

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, certain futures and options contracts, certain investments in foreign equity securities and repurchases of certain securities sold at a loss. In addition, distributions of realized gains from sales of securities held one year or less are taxable to shareholders at ordinary income tax rates rather than preferred capital gain tax rates in accordance with the applicable provisions of the Code.

G. LINE OF CREDIT

The Company, certain portfolios of Aetna Variable Portfolios, Inc., Aetna Balanced VP, Inc., Aetna Variable Fund, Aetna Income Shares, certain series of Aetna GET Fund and certain series of Aetna Series Fund Inc., collectively Aetna Mutual Funds, have entered into a revolving credit facility, of up to $300,000,000, with a syndicate of banks led by Citibank, N.A. For its services as Agent, Citibank, N.A. received an agent fee of $200,000. In addition, the revolving credit facility requires the payment of an annual commitment fee of 0.09% based on the average daily unused amount of the credit facility. Each of the Aetna Mutual Funds will pay its pro rata share of both the agent fee and commitment fee. Generally, borrowings under the facility accrue interest at the Federal Funds Rate plus a specified margin. Repayments generally must be made within 30 days after the date of a revolving credit advance. The revolving credit facility became effective on November 30, 1999, and there was no outstanding balance as of June 30, 2000.

AETNA GENERATION PORTFOLIOS, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

H. OTHER

Investment transactions are accounted for on the day following trade date, except same day settlements which are accounted for on the trade date. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized, respectively, using an effective yield method over the life of the security. Dividend income and stock splits are recorded on the ex-dividend date. Realized gains and losses from investment transactions are determined on an identified cost basis.

3. INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICE FEES

Each Portfolio pays Aeltus an investment advisory fee at an annual rate of 0.60% of its average daily net assets.

Each Portfolio pays Aeltus an administrative services fee in exchange for receiving certain administrative and shareholder services and to compensate Aeltus for supervising the Portfolios' other service providers. Each Portfolio pays Aeltus an administrative services fee at an annual rate based on its average daily net assets. The rate for each Portfolio is 0.075% on the first $5 billion of assets and 0.050% on assets over $5 billion.

Aeltus has entered into a Service Agreement with ALIAC under which ALIAC will provide various administrative and shareholder services for each Portfolio, in exchange for fees payable by Aeltus, of 0.30% of the average daily net assets. For the period ended June 30, 2000, Aeltus paid ALIAC $792,433.

4. REIMBURSEMENT AND WAIVER FROM INVESTMENT ADVISER

Aeltus is contractually obligated through December 31, 2000 to reimburse each Portfolio for some or all of its operating expenses or to waive fees in order to maintain a certain expense ratio. Reimbursement and waiver arrangements will increase each Portfolio's total return. Actual expenses for the period ended June 30, 2000 were at or below contractual limits. Actual expense ratios are included in the Financial Highlights.

5. PURCHASES AND SALES OF INVESTMENT SECURITIES

Purchases and sales of investment securities, excluding short-term investments, for the period ended June 30, 2000 were:

                                        COST OF PURCHASES    PROCEEDS FROM SALES
                                        -----------------    -------------------
Ascent                                    $239,507,930          $229,933,922
Crossroads                                 212,987,901           211,538,798
Legacy                                     114,975,525           121,673,869

--------------------------------------------------------------------------------

6. OPTIONS

For the period ended June 30, 2000, the following reflects the written option activity:

                                         PUT OPTIONS WRITTEN
                        -------------------------------------------------------
                            Number of         Premium              Realized
ASCENT                      Contracts         Received            Gain (Loss)
                        -------------------------------------------------------
Outstanding
 December 31, 1999             76            $ 146,072             $     --

Written                        --                   --                   --
Expired                       (76)            (146,072)             146,072
                        -------------------------------------------------------
Outstanding
 June 30, 2000                 --            $      --             $146,072
                        =======================================================

                                         PUT OPTIONS WRITTEN
                        -------------------------------------------------------
                            Number of         Premium              Realized
CROSSROADS                  Contracts         Received            Gain (Loss)
                        -------------------------------------------------------
Outstanding
  December 31, 1999            71            $ 136,462             $     --
Written                        --                   --                   --
Expired                       (71)            (136,462)             136,462
                        -------------------------------------------------------
Outstanding
 June 30, 2000                 --            $      --             $136,462
                        -------------------------------------------------------

                                         PUT OPTIONS WRITTEN
                        -------------------------------------------------------
                            Number of         Premium              Realized
LEGACY                      Contracts         Received            Gain (Loss)
                        -------------------------------------------------------
Outstanding
 December 31, 1999             50            $  96,100             $     --
Written                        --                   --                   --
Expired                       (50)             (96,100)              96,100
                        -------------------------------------------------------
Outstanding
 June 30, 2000                 --            $      --             $ 96,100
                        -------------------------------------------------------


7. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

As of June 30, 2000, the Portfolios had the following open forward foreign currency exchange contracts that obligate the Portfolios to deliver currencies at specified future dates. Ascent, Crossroads and Legacy had net unrealized losses of $4,341, $150 and $1,663, respectively, on these contracts, which are included in the accompanying financial statements. The terms of the open contracts are as follows:

 EXCHANGE                       CONTRACTS       IN EXCHANGE    CONTRACTS        UNREALIZED
   DATE     TYPE  CURRENCY  TO RECEIVE/DELIVER      FOR        AT VALUE        GAIN (LOSS)
   ----     ----  --------  ------------------      ---        --------        -----------
ASCENT
------
 7/17/00     Buy     JPY        13,910,000       $130,146     $ 131,904         $  1,758
  7/5/00     Sell    EURO          789,000        738,741       755,869          (17,128)
 7/17/00     Sell    JPY        84,535,000        811,276       801,620            9,656
 8/31/00     Sell    JPY        75,704,614        725,140       723,767            1,373
                                                                                --------
                                                                                $ (4,341)
                                                                                ========


AETNA GENERATION PORTFOLIOS, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

 EXCHANGE                       CONTRACTS       IN EXCHANGE    CONTRACTS        UNREALIZED
   DATE     TYPE  CURRENCY  TO RECEIVE/DELIVER      FOR        AT VALUE        GAIN (LOSS)
   ----     ----  --------  ------------------      ---        --------        -----------
CROSSROADS
----------

 7/17/00     Buy     JPY         10,590,00     $   99,083    $  100,422         $  1,339
  7/5/00     Sell    EURO          640,000        599,232       613,125          (13,893)
 7/17/00     Sell    JPY       107,120,000      1,028,023     1,015,787           12,236
 8/31/00     Sell    JPY         9,280,788         88,896        88,728              168
                                                                                --------
                                                                                $   (150)
                                                                                ========
LEGACY
------

 7/17/00     Buy     JPY      $  4,470,000       $ 41,823     $  42,387         $    564
 7/17/00     Buy     JPY         3,500,000         33,154        33,189               35
  7/5/00     Sell    EURO          362,000        338,941       346,799           (7,858)
 7/17/00     Sell    JPY        48,978,425        470,042       464,448            5,594
 8/31/00     Sell    JPY            81,122            777           775                2
                                                                                --------
                                                                                $ (1,663)
                                                                                ========

AETNA GENERATION PORTFOLIOS, INC.
ADDITIONAL INFORMATION
JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

SUBSEQUENT EVENT

Aetna Inc. ("Aetna"), of which Aeltus Investment Management, Inc. ("Aeltus") is an indirect wholly-owned subsidiary, has entered into an agreement to sell certain of its businesses, including Aeltus, to ING Groep N.V. ("ING"), an integrated financial services provider.

Consummation of the transaction is subject to a number of contingencies, including regulatory and shareholder approvals and other closing conditions. Under the Investment Company Act of 1940, the transaction would result in a change in control of Aeltus and, therefore, constitute an assignment of the Aetna variable funds' investment advisory agreements, which would result in a termination of those agreements. Consequently, it is anticipated that Aeltus will seek approval of new agreements from the Boards of the Aetna variable funds, and the shareholders of each fund prior to consummation of the transaction. The transaction is targeted to close by the end of 2000. Additional information regarding the transaction and its impact upon the funds will be provided to you in the near future.

AETNA GENERATION PORTFOLIOS, INC.
FINANCIAL HIGHLIGHTS
ASCENT
--------------------------------------------------------------------------------

Selected data for a fund share outstanding throughout each period:

                                                                                                           PERIOD FROM
                                 SIX MONTH                                                                 JULY 5, 1995
                               PERIOD ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED      (COMMENCEMENT OF
                               JUNE 30, 2000   DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,      OPERATIONS)
                                (UNAUDITED)       1999          1998          1997          1996        TO DECEMBER 31, 1995
                               -------------   ------------  ------------  ------------  ------------   --------------------

Net asset value, beginning of
 period........................  $  14.92        $  14.02      $  14.12      $  12.62       $ 10.80          $ 10.00
                                 --------        --------      --------      --------       -------          -------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income ........      0.16            0.39          0.33          0.25+         0.22+            0.12+
 Net realized and change in
  unrealized gain or loss on
  investments..................      0.18            1.56          0.27          2.25          2.29             0.93
                                 --------        --------      --------      --------       -------          -------
   Total from investment
    operations.................      0.34            1.95          0.60          2.50          2.51             1.05
                                 --------        --------      --------      --------       -------          -------
LESS DISTRIBUTIONS:
 From net investment income....     (0.06)          (0.33)        (0.35)        (0.34)        (0.23)           (0.25)
 From net realized gains on
  investments..................     (0.12)          (0.72)        (0.35)        (0.66)        (0.46)              --
                                 --------        --------      --------      --------       -------          -------
   Total distributions ........     (0.18)          (1.05)        (0.70)        (1.00)        (0.69)           (0.25)
                                 --------        --------      --------      --------       -------          -------
Net asset value, end of period   $  15.08        $  14.92      $  14.02      $  14.12       $ 12.62          $ 10.80
                                 ========        ========      ========      ========       =======          =======

Total return* .................      2.25%          14.35%         4.30%        19.90%        23.58%           10.45%
Net assets, end of period
 (000's).......................  $216,593        $214,412      $207,596      $148,810       $45,155          $18,850
Ratio of net investment
 expenses to average net assets      0.75%(1)        0.74%         0.75%         0.75%         0.84%            1.59%(1)
Ratio of net investment income
 to average net assets ........      2.18%(1)        2.31%         2.59%         2.51%         2.53%            2.26%(1)
Ratio of expenses before
 reimbursement and waiver to
 average net assets ...........      0.77%(1)          --            --            --            --               --
Portfolio turnover rate .......    129.23%         135.30%       104.33%       124.82%       109.77%           39.77%


(1) Annualized.

* The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.



90  See Notes to Financial Statements.

CROSSROADS
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:

                                                                                                          PERIOD FROM
                                 SIX MONTH                                                               JULY 5, 1995
                               PERIOD ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED     (COMMENCEMENT OF
                               JUNE 30, 2000  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,      OPERATIONS)
                                (UNAUDITED)       1999          1998          1997          1996       TO DECEMBER 31, 1995
                              -------------   ------------  ------------  ------------  ------------   --------------------

Net asset value, beginning of
 period........................  $  13.77        $  13.32      $  13.09      $  11.98       $ 10.74          $ 10.00
                                 --------        --------      --------      --------       -------          -------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income ........      0.21            0.45          0.38          0.30+         0.27+            0.13+
 Net realized and change in
  unrealized gain or loss on
  investments..................     (0.02)           0.87          0.39          1.79          1.72             0.80
                                 --------        --------      --------      --------       -------          -------
   Total from investment
    operations.................      0.19            1.32          0.77          2.09          1.99             0.93
                                 --------        --------      --------      --------       -------          -------
LESS DISTRIBUTIONS:
 From net investment income....     (0.09)          (0.36)        (0.41)        (0.38)        (0.30)           (0.19)
 From net realized gains on
  investments..................     (0.16)          (0.51)        (0.13)        (0.60)        (0.45)              --
                                 --------        --------      --------      --------       -------          -------
   Total distributions ........     (0.25)          (0.87)        (0.54)        (0.98)        (0.75)           (0.19)
                                 --------        --------      --------      --------       -------          -------
Net asset value, end of period   $  13.71        $  13.77      $  13.32      $  13.09       $ 11.98          $ 10.74
                                 ========        ========      ========      ========       =======          =======

Total return* .................      1.37%          10.22%         5.91%        17.57%        18.81%            9.30%
Net assets, end of period
 (000's).......................  $186,251        $197,702      $193,562      $122,990       $37,690          $18,813
Ratio of net investment
 expenses to average net assets      0.70%(1)        0.74%         0.75%         0.75%         0.80%            1.60%(1)
Ratio of net investment income
 to average net assets ........      2.91%(1)        3.05%         3.17%         3.20%         3.01%            2.56%(1)
Ratio of expenses before
 reimbursement and waiver to
 average net assets ...........      0.77%(1)          --            --            --            --               --
Portfolio turnover rate .......    127.72%         142.06%       102.94%       103.08%       105.66%           49.38%


(1) Annualized.

* The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.



                                          See Notes to Financial Statements.  91

AETNA GENERATION PORTFOLIOS, INC.
FINANCIAL HIGHLIGHTS (CONTINUED)
LEGACY
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:

                                                                                                         PERIOD FROM
                                 SIX MONTH                                                               JULY 5, 1995
                                PERIOD ENDED   YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED     (COMMENCEMENT OF
                               JUNE 30, 2000  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,      OPERATIONS)
                                (UNAUDITED)       1999          1998          1997          1996       TO DECEMBER 31, 1995
                              -------------   ------------  ------------  ------------  ------------   --------------------

Net asset value, beginning of
 period........................  $  12.49        $  12.37      $  12.10      $ 11.25       $ 10.64          $ 10.00
                                 --------        --------      --------      -------       -------          -------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income ........      0.27            0.52          0.41         0.36+         0.33+            0.15+
 Net realized and change in
  unrealized gain or loss on
  investments..................      0.12            0.34          0.43         1.26          1.15             0.68
                                 --------        --------      --------      -------       -------          -------
   Total from investment
    operations.................      0.39            0.86          0.84         1.62          1.48             0.83
                                 --------        --------      --------      -------       -------          -------
LESS DISTRIBUTIONS:
 From net investment income....     (0.11)          (0.41)        (0.41)       (0.39)        (0.36)           (0.19)
 From net realized gains on
  investments..................     (0.14)          (0.33)        (0.16)       (0.38)        (0.51)              --
                                 --------        --------      --------      -------       -------          -------
   Total distributions ........     (0.25)          (0.74)        (0.57)       (0.77)        (0.87)           (0.19)
                                 --------        --------      --------      -------       -------          -------
Net asset value, end of period.  $  12.63        $  12.49      $  12.37      $ 12.10       $ 11.25          $ 10.64
                                 ========        ========      ========      =======       =======          =======

Total return* .................      3.09%           7.10%         6.94%       14.50%        14.19%            8.27%
Net assets, end of period
 (000's).......................  $123,724        $131,207      $148,526      $81,650       $27,754          $18,253
Ratio of net investment
 expenses to average net assets      0.65%(1)        0.75%         0.76%        0.75%         0.80%            1.62%(1)
Ratio of net investment income
 to average net assets ........      4.03%(1)        3.75%         3.81%        3.75%         3.45%            2.91%(1)
Ratio of expenses before
 reimbursement and waiver to
 average net assets ...........      0.79%(1)          --            --           --            --               --
Portfolio turnover rate .......    108.00%         139.77%       103.71%       85.01%       111.11%           62.43%


(1) Annualized.

* The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.


92  See Notes to Financial Statements.